As filed with the Securities and Exchange Commission on November 26, 2002

Registration No.  2-96408
                 811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.  62

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No.   63  [X]

SMITH BARNEY INCOME FUNDS
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(203) 890-7026
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Secretary

Smith Barney Income Funds
300 First Stamford Place
Stanford, CT 06902
(Name and address of agent for service)

(Approximate Date of Proposed Public Offering): Continuous

It is proposed that this filing becomes effective (check appropriate box):


[_] Immediately upon filing pursuant to paragraph 485(b)
[X] on November 28, 2002 pursuant to paragraph 485(b)
[_] 60 days after filing pursuant to paragraph(a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485
[_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                                 BALANCED FUND

      -------------------------------------------------

      Class A, B, L, O and Y Shares

      November 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Balanced Fund

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 14

               Buying shares................................ 15

               Exchanging shares............................ 16

               Redeeming shares............................. 18

               Other things to know about share transactions 20

               Dividends, distributions and taxes........... 22

               Share price.................................. 23

               Financial highlights......................... 24


The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks current income and long-term capital appreciation.

Principal investment strategies
Key investments The fund invests in both equity and debt securities. The fund normally maintains approximately 60% of its portfolio in equity securities and 40% in fixed income securities. These percentages, however, may vary based on the manager's outlook.

Equity investments will primarily consist of common stocks, but also may include other types of equity securities, such as preferred stocks, warrants and securities convertible into common stocks. Fixed income securities will include securities issued by the U.S. government (or its agencies and instrumentalities), corporate securities, mortgage-backed and asset-backed securities. Although there are no restrictions on the maturity of the fund's individual securities, the fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between five and 15 years. The fund may invest up to 25% of its total assets in fixed income securities rated below investment grade. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nationally rated statistical rating organization or if unrated of similar credit quality.

Selection process
Equity Investments
The fund invests in equity securities in a broad range of companies, industries and sectors. The manager attempts to identify securities with favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price" and offers style diversification within a single mutual fund. Specifically, the manager looks for:

[_]Long-term value, based on expected growth of earnings or cash flow and yield characteristics
[_]Short-term, or tactical, attractiveness, based on earnings cycle analysis
[_]Favorable earnings estimate revision

Fixed Income Investments
The fund invests in a broad range of fixed-income securities. In selecting individual fixed income securities for the fund's portfolio, the manager primarily focuses on the relative yields of securities and at various maturities. The manager looks for:

[_]Favorable sector and maturity weightings based on interest rate outlook
[_]Stable or improving credit quality
[_]Low price relative to credit and interest rate characteristics


Smith Barney Balanced Fund

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]The stock market declines generally, thereby reducing the value of the equity portion of the fund
[_]Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress the prices of their securities
[_]Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fixed income portion of the fund [_]The issuer of a fixed income security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
[_]Interest rates decline, the issuers of fixed income securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
[_]Interest rates rise above the coupon rate on one or more fixed income securities held by the fund, the issuers of these securities may extend the effective maturity date, causing increased price sensitivity. This is known as extension risk
[_]The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to invest in a portfolio that includes both equity and fixed income securities
[_]Are willing to accept the risks of both the stock market and the bond markets

                                                      Smith Barney Mutual Funds

Risk return bar chart*

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class A, L, O and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class B Shares

[CLASS B BAR CHART APPEARS HERE]                                     [CHART]



1992   1993     1994     1995    1996   1997    1998    1999    2000    2001
----   ----     -----    -----   ----   -----   ----    -----   ----    ----
7.35%  11.40%  (10.10)%  30.89%  1.90%  20.30%  11.71%  11.15% (1.02)% (12.57)%

                        Calendar years ended December 31



Quarterly returns (past 10 years):

Highest: 14.37% in 4th quarter 1998; Lowest: (10.44)% in 3rd quarter 2001. Year to date: (17.82)% through 9/30/02.


* Prior to June 1998, the fund was a utilities sector fund with different investment goals, policies and strategies and different portfolio managers.


Smith Barney Balanced Fund

Risk return table*


The table compares the before and after tax average annual total return of the fund for the periods shown with that of the Standard & Poor's 500 Index ("S&P 500 Index") which is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds. Figures for the Indexes include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The before tax returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class B and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.





                         Average Annual Total Returns


                    Calendar Years Ended December 31, 2001



                                                      Since   Inception
Class B                    1 year  5 years 10 years Inception   Date
Return Before Taxes       (16.81)%   5.14%   6.36%     8.31%   3/28/88
Return After Taxes
on Distributions          (17.86)%   2.42%   3.72%      N/A
Return After Taxes
on Distributions and Sale
of Fund Shares            (10.23)%   3.30%   4.11%      N/A
Other Classes (Return Before Taxes Only)
Class A                   (16.45)%   4.72%    N/A      6.54%   11/6/92
Class L                   (14.43)%    N/A     N/A     (0.02)%  6/15/98
Class O                   (13.39)%   5.32%    N/A      5.92%    2/4/93
Class Y**                    N/A      N/A     N/A       N/A
S&P 500 Index             (11.88)   10.70   12.93       N/A       ***
Lehman Brothers
Government/Credit
Bond Index                  8.50%    7.37%   7.27%      N/A       ***


  *Prior to June 1998, the fund was a utilities sector fund with different investment goals, policies and strategies and different portfolio managers.


 **There were no Class Y shares outstanding for the calendar year ended
   December 31, 2001.


*** Index comparison begins on 12/31/91.



                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


                               Shareholder fees

(fees paid directly from your investment) Class A Class B Class L Class O  Class Y
Maximum sales charge (load)
imposed on purchases
(as a % of offering price)                 5.00%    None   1.00%   1.00%     None
Maximum deferred sales
charge (load) (as a % of the
lower of net asset value at
purchase or redemption)                    None*   5.00%   1.00%   1.00%     None
                          Annual fund operating expenses

(expenses deducted from fund assets)      Class A Class B Class L Class O Class Y**
Management fee                             0.65%   0.65%   0.65%   0.65%    0.65%
Distribution and service
(12b-1) fees                               0.25%   0.75%   1.00%   0.70%     None
Other expenses                             0.21%   0.27%   0.16%   0.15%    0.21%
                                           -----   -----   -----   -----    -----
Total annual fund operating
expenses                                   1.11%   1.67%   1.81%   1.50%    0.86%

  * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of the fiscal year ended July 31, 2002.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge

[_]The fund's operating expenses (before fee waivers and/or expense reimbursements if any) remain the same


                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $608   $835   $1,081   $1,784
Class B (redemption at end of period)  $670   $826   $1,007   $1,827
Class B (no redemption)                $170   $526   $  907   $1,827
Class L (redemption at end of period)  $382   $664   $1,070   $2,205
Class L (no redemption)                $282   $664   $1,070   $2,205
Class O (redemption at end of period)  $351   $569   $  910   $1,873
Class O (no redemption)                $251   $569   $  910   $1,873
Class Y (with or without redemption)   $ 88   $274   $  477   $1,061



Smith Barney Balanced Fund

  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

[_]To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates; or
[_]As a substitute for buying or selling securities



[_]As a cash flow management technique



A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.



Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                      Smith Barney Mutual Funds

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.





Chad Graves is responsible for the day-to-day management of the equity portion of the fund's portfolio. Mr. Graves is an investment officer of the manager and a managing director of Salomon Smith Barney. Gerald Culmone and Peter J. Wilby are responsible for the day-to-day management of the fixed income portion of the fund's portfolio. Mr. Culmone and Mr. Wilby are investment officers of the manager. Mr. Wilby is a managing director of Salomon Brothers Asset Management Inc ("SaBAM"), an affiliate of the manager. Mr. Culmone is a Vice President of SaBAM.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.



Smith Barney Balanced Fund

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[_]If you plan to invest regularly or in large amounts, buying Class A or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

[_]For Class B shares, all of your purchase amount and, for Class L and Class O shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, Class L and Class O shares, but only if the fund performs well.
[_]Class L and Class O shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L and Class O shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:
[_]A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_]The fund, but only if you are investing through certain qualified plans or
   Service Agents
All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


                                                      Smith Barney Mutual Funds

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                              Initial           Additional
                                    Classes A, B, L   Class Y   All Classes
    General                             $1,000      $15 million     $50
    IRAs, Self Employed Retirement
    Plans, Uniform Gifts or
    Transfers to Minor Accounts           $250      $15 million     $50
    Qualified Retirement Plans*            $25      $15 million     $25
    Simple IRAs                             $1              n/a      $1
    Monthly Systematic Investment
    Plans                                  $25              n/a     $25
    Quarterly Systematic Investment
    Plans                                  $50              n/a     $50

*Qualified Retirement Plans are retirement plans qualified under Section
 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


Smith Barney Balanced Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                   Class A        Class B        Class L        Class O        Class Y
 Key features   .Initial       .No initial    .Initial       .Available     .No initial or
                 sales          sales charge   sales          for pur-       deferred
                 charge        .Deferred       charge is      chase only     sales charge
                .You may        sales charge   lower than     by former     .Must invest
                 qualify for    declines       Class A        Class C        at least $15
                 reduction      over time     .Deferred       share-         million
                 or waiver     .Converts       sales charge   holders       .Lower
                 of initial     to Class A     for only 1    .Deferred       annual ex-
                 sales          after          year           sales charge   penses than
                 charge         8 years       .Does not       for only 1     the other
                .Lower         .Higher         convert to     year           classes
                 annual         annual         Class A       .Does not
                 expenses       expenses      .Higher         convert to
                 than           than           annual         Class A
                 Class B and    Class A        expenses      .Higher
                 Class L                       than           annual
                                               Class A        expenses
                                                              than
                                                              Class A
-------------------------------------------------------
 Initial sales  Up to 5.00%;   None           1.00%          1.00%          None
 charge         reduced for
                large pur-
                chases and
                waived for
                certain
                investors. No
                charge for
                purchases of
                $1,000,000 or
                more
-------------------------------------------------------
 Deferred       1.00% on       Up to 5.00%    1.00% if you   1.00% if you   None
 sales charge   purchases of   charged when   redeem         redeem
                $1,000,000 or  you redeem     within 1 year  within 1 year
                more if you    shares. The    of purchase    of purchase
                redeem         charge is
                within 1 year  reduced over
                of purchase    time and
                               there is no
                               deferred sales
                               charge after
                               6 years
-------------------------------------------------------
 Annual         0.25% of       0.75% of       1.00% of       0.70% of       None
 distribution   average daily  average daily  average daily  average daily
 and service    net assets     net assets     net assets     net assets
 fees
-------------------------------------------------------
 Exchange       Class A shares Class B shares Class L shares Class L shares Class Y shares
 Privilege*     of most Smith  of most Smith  of most Smith  of most Smith  of most Smith
                Barney funds   Barney funds   Barney funds   Barney funds   Barney funds
-------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.



                                     Sales Charge Sales Charge Broker/Dealer
                                      as a % of    as a % of     Commission
                                       offering    net amount     as % of
   Amount of purchase                   price       invested   offering price
   Less than $25,000                     5.00         5.26             4.50
   $25,000 but less than $50,000         4.25         4.44             3.83
   $50,000 but less than $100,000        3.75         3.90             3.38
   $100,000 but less than $250,000       3.25         3.36             2.93
   $250,000 but less than $500,000       2.75         2.83             2.48
   $500,000 but less than $1,000,000     2.00         2.04             1.80
   $1,000,000 or more                     -0-          -0-       up to 1.00*

* The distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney Balanced Fund

Accumulation privilege - lets you combine the current value of Class A shares owned

 [_]by you, or
 [_]by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith
  Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge  5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


                                 Shares issued:         Shares issued:
   Shares issued:                On reinvestment of     Upon exchange from
   At initial                    dividends and          another Smith Barney
   purchase                      distributions          fund
   Eight years after the date of In same proportion     On the date the
   purchase payment              as the number of       shares originally
                                 Class B shares         acquired would have
                                 converting is to total converted into Class
                                 Class B shares you     A shares
                                 own (excluding
                                 shares issued as
                                 dividends)


Class L and O shares

You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of any Smith Barney fund on June 12, 1998, you will not pay an initial sales charge on Class L shares of the fund you may buy before June 22, 2003.



You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2003.



Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

Smith Barney Balanced Fund

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected:
                    [_]Class of shares being bought
                    [_]Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
   Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.


                                                      Smith Barney Mutual Funds

                     [_]Write the fund at the following address:
                         Smith Barney Income Funds
                         Smith Barney Balanced Fund
                         (Specify class of shares)
                         c/o PFPC Global Fund Services
                         P.O. Box 9699
                         Providence, RI 02940-9699
                     [_]Enclose a check to pay for the shares. For initial pur-
                        chases, complete and send an account application.
                     [_]For more information, please call Smith Barney
                        Shareholder Services at 1-800-451-2010.
---------------------------------------------------------------------------------
           Through a You may authorize your Service Agent or the sub
          systematic transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                     age account opened with a Service Agent or (iii) cer-
                     tain money market funds, in order to buy shares on a
                     regular basis.

                     [_]Amounts transferred should be at least: $25 monthly
                        or $50 quarterly
                     [_]If you do not have sufficient funds in your account
                        on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                     For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

  Exchanging shares

        Smith Barney You should contact your Service Agent to exchange offers a distinctive into other Smith Barney funds. Be sure to read the family of funds prospectus of the Smith Barney fund into which you tailored to help are exchanging. An exchange is a taxable transaction.
    meet the varying
 needs of both large [_]You may exchange shares only for shares of the
           and small    same class of another Smith Barney fund. Class O
           investors    shares may be exchanged for Class L shares of
                        another Smith Barney fund. Not all Smith Barney
                        funds offer all classes.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.


Smith Barney Balanced Fund

                  [_]Exchanges of Class A, Class B, Class L and Class O
                     shares are subject to minimum investment require-
                     ments (except for systematic investment plan
                     exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                  [_]If you hold share certificates, the sub-transfer agent
                     must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                  [_]The fund may suspend or terminate your exchange
                     privilege if you engage in an excessive pattern of
                     exchanges.
 -----------------------------------------------------------------------------
        Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
          charges
                  Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund
                  into which you exchange has a higher deferred sales
                  charge, you will be subject to that charge. If you
                  exchange at any time into a fund with a lower charge,
                  the sales charge will not be reduced.
 -----------------------------------------------------------------------------
     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New
                  York Stock Exchange is open. Call the Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
 -----------------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


                                                      Smith Barney Mutual Funds

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is ef-fective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the following address:
                     Smith Barney Income Funds
                       Smith Barney Balanced Fund
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                 Your written request must provide the following:

                 [_]The name of the fund and account number
                 [_]The class of shares and the dollar amount or
                    number of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered

Smith Barney Balanced Fund

--------------------------------------------------------------------------------
    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except
                 those held in retirement plans) in amounts up to
                 $50,000 per day through the fund. You must complete
                 an authorization form to authorize telephone
                 redemptions. If eligible, you may request redemptions
                 by telephone on any day the New York Stock Exchange
                 is open. Call the Smith Barney Shareholder Services
                 at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                 (Eastern time).

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_]Your shares must not be represented by certificates
                 [_]All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered


The fund's sub-transfer agents, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions


Smith Barney Balanced Fund

[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss;
                                      long-term only if shares
                                      owned more than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


Smith Barney Balanced Fund

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the Close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

                                                      Smith Barney Mutual Funds

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class A share of beneficial interest outstanding throughout each year ended July 31:


                                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
--------------------------------------------------------------------------------------------
Net asset value, beginning of year           $ 12.74   $ 14.83    $13.86    $16.52   $15.53
--------------------------------------------------------------------------------------------
Income (loss) from operations:
Net investment income/(2)/                      0.35      0.43      0.45      0.45     0.70
Net realized and unrealized gain (loss)/(2)/   (2.53)    (1.99)     1.00      0.92     1.80
--------------------------------------------------------------------------------------------
Total income (loss) from operations            (2.18)    (1.56)     1.45      1.37     2.50
--------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          (0.38)    (0.48)    (0.40)    (0.37)   (0.68)
Net realized gains                                --     (0.05)    (0.08)    (3.66)   (0.83)
--------------------------------------------------------------------------------------------
Total distributions                            (0.38)    (0.53)    (0.48)    (4.03)   (1.51)
--------------------------------------------------------------------------------------------
Net asset value, end of year                 $ 10.18   $ 12.74    $14.83    $13.86   $16.52
--------------------------------------------------------------------------------------------
Total return                                  (17.40)%  (10.73)%   10.62%    12.27%   16.70%
--------------------------------------------------------------------------------------------
Net assets, end of year (millions)              $519      $709      $436      $310     $279
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses                                        1.11%     1.02%     1.04%     1.08%    1.05%
Net investment income/(2)/                      3.01      3.04      3.10      3.26     4.29
--------------------------------------------------------------------------------------------
Portfolio turnover rate                           40%       63%       43%       60%     110%
--------------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.

/(2)/In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, this amount for Class A shares would have been $0.36 for net investment income, $2.54 for net realized and unrealized loss, and 3.12% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



Smith Barney Balanced Fund

  For a Class B share of beneficial interest outstanding throughout each year ended July 31:


                                     2002(1)   2001(1)  2000(1) 1999(1)  1998
-------------------------------------------------------------------------------
Net asset value, beginning of year  $ 12.68   $ 14.78   $13.82  $16.49  $15.52
-------------------------------------------------------------------------------
Income (loss) from operations:
Net investment income/(2)/             0.28      0.34     0.37    0.38    0.62
Net realized and unrealized gain
 (loss)/(2)/                          (2.51)    (1.98)    1.01    0.93    1.80
-------------------------------------------------------------------------------
Total income (loss) from operations   (2.23)    (1.64)    1.38    1.31    2.42
-------------------------------------------------------------------------------
Less distributions from:
Net investment income                 (0.32)    (0.41)   (0.34)  (0.32)  (0.62)
Net realized gain                        --     (0.05)   (0.08)  (3.66)  (0.83)
-------------------------------------------------------------------------------
Total distributions                   (0.32)    (0.46)   (0.42)  (3.98)  (1.45)
-------------------------------------------------------------------------------
Net asset value, end of year        $ 10.13   $ 12.68   $14.78  $13.82  $16.49
-------------------------------------------------------------------------------
Total return                         (17.82)%  (11.28)%  10.09%  11.78%  16.17%
-------------------------------------------------------------------------------
Net assets, end of year (millions)  $    61   $   129   $  353  $  568  $  740
-------------------------------------------------------------------------------
Ratios to average net assets:
Expenses                               1.67%     1.47%    1.55%   1.56%   1.52%
Net investment income/(2)/             2.47      2.51     2.60    2.81    3.87
-------------------------------------------------------------------------------
Portfolio turnover rate                  40%       63%      43%     60%    110%
-------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.

/(2)/In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class B shares would have been $0.29 for net investment income, $2.52 for net realized and unrealized loss, 2.58% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout each year ended July 31:


                                    2002/(1)/ 2001/(1)/ 2000(1)  1999(1)  1998(1)
-----------------------------------------------------------------------------------
Net asset value, beginning of year  $ 12.70   $ 14.79   $ 13.83  $16.52  $17.14
-----------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income/(3)/            0.27      0.32      0.34    0.35    0.02
 Net realized and unrealized gain
  (loss)/(3)/                         (2.53)    (1.98)     1.01    0.91   (0.41)
-----------------------------------------------------------------------------------
Total income (loss) from operations   (2.26)    (1.66)     1.35    1.26   (0.39)
-----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.29)    (0.38)    (0.31)  (0.29)     --
 Net realized gain                       --     (0.05)    (0.08)  (3.66)  (0.23)
-----------------------------------------------------------------------------------
Total distributions                   (0.29)    (0.43)    (0.39)  (3.95)  (0.23)
-----------------------------------------------------------------------------------
Net assets value, end of year       $ 10.15   $ 12.70   $ 14.79  $13.83  $16.52
-----------------------------------------------------------------------------------
Total return                         (18.02)%  (11.44)%    9.87%  11.43%  (2.28)%++
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s     $17,428   $20,939   $14,943  $7,508  $  486
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.81%     1.73%     1.80%   1.85%   1.74%+
 Net investment income/(3)/            2.31      2.34      2.34    2.54    2.51+
-----------------------------------------------------------------------------------
Portfolio turnover rate                  40%       63%       43%     60%    110%
-----------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period June 15, 1998 (inception date) to July 31, 1998.



/(3)/In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 13, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class L shares would have been $0.28 for net investment income, $2.54 for net realized and unrealized loss, and 2.42% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.


++Total return is not annualized, as it may not be representative of the total return of the year.


+Annualized.



Smith Barney Balanced Fund

  For a Class O share of beneficial interest outstanding throughout each year ended July 31:


                                2002/(1)/ 2001/(1)/ 2000(1) 1999(1) 1998(1)(2)
 -----------------------------------------------------------------------------
 Net asset value, beginning of
  year                          $ 12.69   $ 14.79   $13.83  $16.50    $15.53
 -----------------------------------------------------------------------------
 Income (loss) from operations:
  Net investment income/(3)/       0.30      0.37     0.37    0.39      0.64
  Net realized and unrealized
  gain (loss)/(3)/                (2.52)    (2.00)    1.01    0.92      1.79
 -----------------------------------------------------------------------------
 Total income (loss) from
  operations                      (2.22)    (1.63)    1.38    1.31      2.43
 -----------------------------------------------------------------------------
 Less distributions from:
  Net investment income           (0.33)    (0.42)   (0.34)  (0.32)    (0.63)
  Net realized gains                 --     (0.05)   (0.08)  (3.66)    (0.83)
 -----------------------------------------------------------------------------
 Total distributions              (0.33)    (0.47)   (0.42)  (3.98)    (1.46)
 -----------------------------------------------------------------------------
 Net asset value, end of year   $ 10.14   $ 12.69   $14.79  $13.83    $16.50
 -----------------------------------------------------------------------------
 Total return                    (17.73)%  (11.19)%  10.13%  11.79%    16.19%
 -----------------------------------------------------------------------------
 Net assets, end of year
  (000)'s                       $ 2,986   $ 4,465   $5,738  $6,606    $8,838
 -----------------------------------------------------------------------------
 Ratios to average net assets:
  Expenses                         1.50%     1.39%    1.53%   1.50%     1.48%
  Net investment income/(3)/       2.62      2.64     2.62    2.83      3.89
 -----------------------------------------------------------------------------
 Portfolio turnover rate             40%       63%      43%     60%      110%
 -----------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class O shares.

/(3)/In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 13, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class O shares would have been $0.32 for net investment income, $2.54 for net realized and unrealized loss, and 2.73% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



                                                      Smith Barney Mutual Funds

  For a Class Y(1) share of beneficial interest outstanding throughout year ended July 31:



                                                      1998(2)
                   ------------------------------------------
                   Net asset value, beginning of year $15.56
                   ------------------------------------------
                   Income from operations:
                   Net investment income                0.76
                   Net realized and unrealized gain     1.74
                   ------------------------------------------
                   Total income from operations         2.50
                   ------------------------------------------
                   Less distributions from:
                   Net investment income               (0.71)
                   Net realized gains                  (0.83)
                   ------------------------------------------
                   Total distributions                 (1.54)
                   ------------------------------------------
                   Net asset value, end of year       $16.52
                   ------------------------------------------
                   Total return                        16.67%
                   ------------------------------------------
                   Net assets, end of year (000)'s        $1
                   ------------------------------------------
                   Ratios to average net assets:
                   Expenses                             0.67%
                   Net investment income                5.00
                   ------------------------------------------
                   Portfolio turnover rate               110%
                   ------------------------------------------


(1)There were no Class Y shares outstanding for the fiscal years ended July 31, 1999, 2000, 2001 and 2002.

(2)Per share amounts have been calculated using the monthly average shares method.


Smith Barney Balanced Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney Balanced Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


/SM/Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act

file no. 811-04254) FD0229 11/02

                                   PROSPECTUS


                                  SMITH BARNEY
                                CONVERTIBLE FUND

         Class A, B, L, O and Y Shares
         November 28, 2002



         The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



               [GRAPHIC OMITTED] [SMITH BARNEY MUTUAL FUNDS LOGO]





INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE

                         SMITH BARNEY CONVERTIBLE FUND

  CONTENTS


Investments, risks and performance..........................................2


More on the fund's investments..............................................9


Management.................................................................10


Choosing a class of shares to buy..........................................12


Comparing the fund's classes...............................................14


Sales charges..............................................................15


More about deferred sales charges..........................................18


Buying shares..............................................................19


Exchanging shares..........................................................21


Redeeming shares...........................................................23


Other things to know about share transactions..............................25


Dividends, distributions and taxes.........................................27


Share price................................................................28


Financial highlights.......................................................29





The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.


                                                     Smith Barney Mutual Funds 1

  INVESTMENTS, RISKS AND PERFORMANCE


INVESTMENT OBJECTIVE

The fund seeks current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its assets in "synthetic convertible securities," equity securities and debt securities that are not convertible. Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.

The fund may invest up to 25% of its assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.

SELECTION PROCESS In evaluating a convertible security, the subadviser analyzes fixed income characteristics of the security, as well as equity characteristics of the underlying security.

Equity characteristics the subadviser looks for include:

..    Companies with potential for real, sustainable growth

..    Companies with competent and accessible management

..    Favorable cash flow and management's use of cash

..    Securities structured to reduce risk and add to return

..    Securities of companies that the manager believes could benefit from significant appreciation in 12-18 months

Fixed income characteristics the subadviser looks for include:

..    Favorable financial condition and capital structure

..    Risk reduction characteristics, such as avoiding companies that are difficult to value or that have negative cash flows


2 Smith Barney Convertible Fund

..    Favorable yield to maturity in light of risk


PRINCIPAL RISKS OF INVESTING IN THE FUND

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Therefore, investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


..    A common stock or other security into which a security owned by the fund is convertible falls in value

..    The stock market declines generally

..    The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

..    Interest rates increase, causing the prices of fixed income securities to decline, thereby reducing the value of the fund's portfolio

..    Companies in which the fund invests fail to meet earnings expectations, fall out of favor with investors, or other events depress their stock prices

..    The subadviser's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Below investment grade bonds, commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

Investments in foreign securities involve special risks, such as risk of political or economic instability, imposition of exchange controls or other restrictions on investments, and losses due to currency fluctuations.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

..    Are seeking to earn current income with some potential for capital appreciation

..    Are seeking limited exposure to the stock market, and understand the risks of investing in equity securities


                                                     Smith Barney Mutual Funds 3

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 years. Class A, L, O and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                     TOTAL RETURN FOR CLASS B SHARES

   92      93      94       95      96      97      98       99      00     01
   --      --      --       --      --      --      --       --      --     --
 13.45%  12.53%  (6.76)%  20.82%  10.72%  15.88%  (1.90)%  (2.73)%  7.73%  4.85%


QUARTERLY RETURNS (PAST 10 YEARS):
Highest: 8.53% in 3rd quarter 1997; Lowest: (11.36)% in 3rd quarter 1998.

Year to date: (17.86)% through 9/30/02.



4 Smith Barney Convertible Fund

RISK RETURN TABLE

This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged broad-based index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Salomon Smith Barney Broad Investment-Grade Bond Index ("SSB BIG") includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. The Lipper Convertible Securities Fund Peer Group Average (the "Lipper Average") is composed of the fund's peer group of 73 mutual funds, as of July 31, 2002, investing in convertible securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

The performance of the fund's other classes may be greater or less than the Class B shares performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

The before tax returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class B and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                                                     Smith Barney Mutual Funds 5

                                           AVERAGE ANNUAL TOTAL RETURNS
                                      CALENDAR YEARS ENDED DECEMBER 31, 2001
                                                                                           SINCE      INCEPTION
CLASS B                                      1 YEAR          5 YEARS       10 YEARS      INCEPTION       DATE
 Return Before
 Taxes                                       (0.15)%          4.39%          7.12%          7.16%       9/02/86

 Return After Taxes
 on Distributions                            (1.83)%          2.23%          5.06%           N/A

 Return After Taxes
 on Distributions
 and Sale of Fund
 Shares                                      (0.10)%          2.58%          4.88%           N/A


 Other Classes (Return Before Taxes Only)

                                                           SINCE     INCEPTION
                      1 YEAR       5 YEARS    10 YEARS   INCEPTION      DATE
 Class A               0.16%        4.03%         n/a       6.70%     11/09/92
 Class L               2.76%          n/a         n/a       0.87%     06/15/98
 Class O               3.82%        4.55%         n/a       7.07%     11/07/94
 Class Y               5.89%        5.56%         n/a       6.18%     02/07/96
 S&P 500 Index*      (11.88)%      10.70%      12.93%         n/a          n/a
 SSB BIG Index*        8.52%        7.43%       7.28%         n/a          n/a
 Lipper Average*      (7.18)%       8.70%      10.87%         n/a          n/a

 *Index comparison begins on 12/31/91. Index performance reflects no deduction for fees, expenses or taxes.



6 Smith Barney Convertible Fund

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

                                       SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                   CLASS A      CLASS B      CLASS L       CLASS O      CLASS Y
 Maximum sales charge
 (load) imposed on
 purchases (as a % of
 offering price)                  5.00%           None      1.00%         1.00%          None

 Maximum deferred sales
 charge (load) (as a % of
 the lower of net asset value
 at purchase or redemption)       None*        5.00%        1.00%         1.00%        None


                              ANNUAL FUND OPERATING EXPENSES

(EXPENSES DEDUCTED FROM
FUND ASSETS)                CLASS A      CLASS B      CLASS L      CLASS O      CLASS Y
 Management fee              0.70%        0.70%        0.70%        0.70%        0.70%

 Distribution and service
 (12b-1) fee                 0.25%        0.75%        1.00%        0.70%         None

 Other expenses              0.28%        0.34%        0.15%        0.42%        0.11%
                             -----        -----        -----        -----        -----
 Total annual fund
 operating expenses          1.23%        1.79%        1.85%        1.82%        0.81%

 *You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..    You invest $10,000 in the fund for the period shown

..    Your investment has a 5% return each year

..    You reinvest all distributions and dividends without a sales charge

..    The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same



                                                     Smith Barney Mutual Funds 7

                      NUMBER OF YEARS YOU OWN YOUR SHARES
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Class A (with or without redemption)     $ 619    $  871    $ 1,142   $ 1,914
 Class B (redemption at end of period)    $ 682    $  863    $ 1,070   $ 1,958
 Class B (no redemption)                  $ 182    $  563    $   970   $ 1,958
 Class L (redemption at end of period)    $ 386    $  676    $ 1,091   $ 2,247
 Class L (no redemption)                  $ 286    $  676    $ 1,091   $ 2,247
 Class O (redemption at end of period)    $ 383    $  667    $ 1,075   $ 2,216
 Class O (no redemption)                  $ 283    $  667    $ 1,075   $ 2,216
 Class Y (with or without redemption)     $  83    $  259    $   450   $ 1,002



8 Smith Barney Convertible Fund

  MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:


..    To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or

..    As a substitute for buying or selling securities; or

..    To enhance the fund's return; or

..    As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.

SHORT SALES The fund may engage in short sales "against the box," by borrowing and selling shares of common stock that the fund simultaneously holds in its portfolio or has a right to hold through conversion of another portfolio security.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                                                     Smith Barney Mutual Funds 9

  MANAGEMENT

MANAGER The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager oversees the selection of the fund's investments and its general operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. Salomon Brothers Asset Management Inc ("SaBAM"), an affiliate of SBFM also located at 399 Park Avenue, New York, New York 10022, serves as subadviser to the fund. The subadviser manages the fund's investment portfolio, subject to the supervision of the manager.

Peter Luke serves as a portfolio manager and has been responsible for the fund's day-to-day management since 2001. Prior to 2001, Mr. Luke had been employed as a portfolio manager by General Motors Investment Management Corporation. Mr. Luke is an investment officer of the manager and a director of the subadviser with over thirty years of investment experience.

MANAGEMENT FEE For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and O shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent



10 Smith Barney Convertible Fund
and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.



                                                    Smith Barney Mutual Funds 11

  CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. In addition, you can buy additional Class O shares if you are a Class O shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


..    If you plan to invest regularly or in large amounts, buying Class A or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

..    For Class B shares, all of your purchase amount and, for Class L and Class
     O shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B, Class L and Class O shares, but only if the fund performs well.

..    Class L and Class O shares have a shorter deferred sales charge period than
     Class B shares. However, because Class B shares convert to Class A shares, and Class L and Class O shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..    A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

..    The fund, but only if you are investing through certain qualified plans or
     Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


12 Smith Barney Convertible Fund

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                             INITIAL                  ADDITIONAL
                                 CLASSES A, B, L       CLASS Y       ALL CLASSES
 General                            $1,000           $15 million         $ 50

 IRAs, Self Employed
 Retirement Plans, Uniform
 Gifts of Transfers to Minor
 Accounts                           $  250           $15 million         $ 50

 Qualified Retirement
 Plans*                             $   25           $15 million         $ 25

 Simple IRAs                        $    1               n/a             $  1

 Monthly Systematic
 Investment Plans                   $   25               n/a             $ 25

 Quarterly Systematic
 Investment Plans                   $   50               n/a             $ 50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.



                                                    Smith Barney Mutual Funds 13

  COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                        CLASS A          CLASS B           CLASS L          CLASS O        CLASS Y
 KEY             .  Initial sales   .  No initial   .  Initial sales   .  Available   .  No initial
 FEATURES           charge             sales           charge is          for            or deferred
                 .  You may            charge          lower than         purchase       sales
                    qualify for     .  Deferred        Class A            only by        charge
                    reduction          sales        .  Deferred           former      .  Must invest
                    or waiver          charge          sales              Class C        at least $15
                    of initial         declines        charge for         Share-         million
                    sales              over time       only 1 year        holders     .  Lower
                    charge          .  Converts     .  Does not        .  Deferred       annual
                 .  Lower              to Class A      convert to         sales          expenses
                    annual             after 8         Class A            charge for     than the
                    expenses           years        .  Higher             only 1 year    other
                    than            .  Higher          annual          .  Does not       classes
                    Class B and        annual          expenses           convert to
                    Class L            expenses        than               Class A
                                       than            Class A         .  Higher
                                       Class A                            annual
                                                                          expenses
                                                                          than
                                                                          Class A
---------------------------------------------------------------------------------------------------------------------
 INITIAL SALES   Up to              None            1.00%              1.00%          None
 CHARGE          5.00%;
                 reduced
                 for large
                 purchases
                 and waived
                 for certain
                 investors.
                 No charge
                 for
                 purchases
                 of
                 $1,000,000
                 or more
---------------------------------------------------------------------------------------------------------------------
 DEFERRED        1.00% on           Up to           1.00% if           1.00% if       None
 SALES CHARGE    purchases          5.00%           you redeem         you redeem
                 of                 charged         within 1           within 1
                 $1,000,000         when you        year of            year of
                 or more if         redeem          purchase           purchase
                 you redeem         shares. The
                 within 1           charge is
                 year of            reduced
                 purchase           over time
                                    and there is
                                    no deferred
                                    sales charge
                                    after 6
                                    years.
---------------------------------------------------------------------------------------------------------------------
 ANNUAL          0.25% of           0.75% of        1.00% of           0.70% of       None
 DISTRIBUTION    average            average         average            average
 AND SERVICE     daily net          daily net       daily net          daily net
 FEES            assets             assets          assets             assets
---------------------------------------------------------------------------------------------------------------------
 EXCHANGE-       Class A            Class B         Class L            Class L        Class Y
 PRIVILEGE*      shares of          Shares of       shares of          shares of      shares of
                 most Smith         most Smith      most Smith         most Smith     most Smith
                 Barney             Barney          Barney             Barney         Barney
                 funds              funds           funds              funds          funds
---------------------------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.


14 Smith Barney Convertible Fund

  SALES CHARGES


CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                  SALES CHARGE    SALES CHARGE    BROKER/DEALER
                                    AS A % OF       AS A % OF      COMMISSION
                                    OFFERING       NET AMOUNT       AS A % OF
 AMOUNT OF PURCHASE                   PRICE         INVESTED     OFFERING PRICE
 Less than $25,000                    5.00%           5.26%           4.50%
 $25,000 but less than $50,000        4.25            4.44            3.83
 $50,000 but less than $100,000       3.75            3.90            3.38
 $100,000 but less than $250,000      3.25            3.36            2.93
 $250,000 but less than $500,000      2.75            2.83            2.48
 $500,000 but less than $1,000,000    2.00            2.04            1.80
 $1,000,000 or more                    -0-             -0-         up to 1.00*

*    The distributor pays up to 1.00% to a Service Agent.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                    Smith Barney Mutual Funds 15

Accumulation privilege - lets you combine the current value of Class A shares owned

     .    by you, or

     .    by members of your immediate family,

     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

     .    Employees of NASD members

     . Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

     . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

 YEAR AFTER PURCHASE         1ST      2ND      3RD      4TH      5TH      6TH THROUGH 8TH
 Deferred sales charge      5%       4%       3%       2%       1%          0%


Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


16 Smith Barney Convertible Fund

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                                SHARES ISSUED:               SHARES ISSUED:
SHARES ISSUED:                  ON REINVESTMENT              UPON EXCHANGE
AT INITIAL                      OF DIVIDENDS AND             FROM ANOTHER
PURCHASE                        DISTRIBUTIONS                SMITH BARNEY FUND
 Eight years after the date     In same proportion as        On the date the shares
 of purchase payment            the number of Class B        originally acquired would
                                shares converting is to      have converted into
                                total Class B shares you     Class A shares
                                own (excluding shares
                                issued as dividends)

CLASS L AND CLASS O SHARES

You buy Class L or O shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L or O shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

You may buy Class O shares only if you owned Class C shares of the fund on June 12, 1998. You will not pay an initial sales charge on Class O shares you buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.



                                                    Smith Barney Mutual Funds 17

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

  MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

     .    Shares exchanged for shares of another Smith Barney fund

     .    Shares representing reinvested distributions and dividends

     .    Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans

..  On certain distributions from a retirement plan

..  For involuntary redemptions of small account balances

..  For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.



18 Smith Barney Convertible Fund

BUYING SHARES

          Through a   You should contact your Service Agent to open a
      Service Agent   brokerage account and make arrangements to buy
                      shares.
                      If you do not provide the following information, your order will be rejected:

                      .    Class of shares being bought

                      .    Dollar amount or number of shares being bought

                      Your Service Agent may charge an annual account
                      maintenance fee.
--------------------------------------------------------------------------------
   Through the fund   Qualified retirement plans and certain other
                      investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                      .    Write the fund at the following address:

                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY CONVERTIBLE FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RHODE ISLAND 02940-9699

                      . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                      .    For more information, please call Smith Barney
                           Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
          Through a   You may authorize your Service Agent or the
         systematic   sub-transfer agent to transfer funds automatically
    investment plan   from (i) a regular bank account, (ii) cash held in a
                      brokerage account opened with a Service Agent or
                      (iii) certain money market funds, in order to buy shares on a regular basis.

                                                   Smith Barney Mutual Funds 19

     .  Amounts transferred should be at least: $25 monthly or $50 quarterly

     . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee For more information, contact your Service Agent or the transfer agent or consult the SAI.

20 Smith Barney Convertible Fund

EXCHANGING SHARES


        Smith Barney     You should contact your Service Agent to exchange
offers a distinctive     into other Smith Barney funds. Be sure to read the
     family of funds     prospectus of the Smith Barney fund into which you
    tailored to help     are exchanging. An exchange is a taxable transaction.
    meet the varying
       needs of both     .   You may exchange shares only for shares of the same
     large and small         class of another Smith Barney fund. Class O shares
           investors         may be exchanged for Class L shares of another
                             Smith Barney fund. Not all Smith Barney funds offer all classes.

                         . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                         . Exchanges of Class A, Class B, Class L and Class O shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

                         . If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                         . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                                                   Smith Barney Mutual Funds 21

--------------------------------------------------------------------------------
         Waiver of    Your shares will not be subject to an initial sales
        additional    charge at the time of the exchange.
    sales charges
                      Your deferred sales charge (if any) will continue to
                      be measured from the date of your original purchase
                      of shares subject to a deferred sales charge. If the
                      fund into which you exchange has a higher deferred
                      sales charge, you will be subject to that charge. If you
                      exchange at any time into a fund with a lower
                      charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
      By telephone    If you do not have a brokerage account with a
                      Service Agent, you may be eligible to exchange
                      shares through the fund. You must complete an
                      authorization form to authorize telephone transfers.
                      If eligible, you may make telephone exchanges on
                      any day the New York Stock Exchange is open. Call
                      Smith Barney Shareholder Services at 1-800-451-2010
                      between 9:00 a.m. and 4:00 p.m. (Eastern time).
                      You can make telephone exchanges only between
                      accounts that have identical registrations.
--------------------------------------------------------------------------------
           By mail    If you do not have a brokerage account, contact your
                      Service Agent or write to the sub-transfer agent at the address on the following page.

22 Smith Barney Convertible Fund

  REDEEMING SHARES

         Generally   Contact your Service Agent to redeem shares of the
                     fund.

                     If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                     If the shares are held by a fiduciary or corporation, other documents may be required.

                     Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                     If you have a brokerage account with a Service
                     Agent, your redemption proceeds will be placed in
                     your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by
                     check mailed to your address of record.
--------------------------------------------------------------------------------
          By mail For accounts held directly at the fund, send written requests to the fund at the following address:
                     SMITH BARNEY INCOME FUNDS
                     SMITH BARNEY CONVERTIBLE FUND
                     (SPECIFY CLASS OF SHARES)
                     C/O PFPC GLOBAL FUND SERVICES
                     P.O. BOX 9699
                     PROVIDENCE, RHODE ISLAND 02940-9699

                     Your written request must provide the following:

                     .    The name of the fund and account number

                     . The class of shares and the dollar amount or number of shares to be redeemed

                     . Signatures of each owner exactly as the account is registered

                                                    Smith Barney Mutual Funds 23

--------------------------------------------------------------------------------
     By telephone     If you do not have a brokerage account with a
                      Service Agent, you may be eligible to redeem shares
                      (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                      Stock Exchange is open. Call Smith Barney
                      Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                      Your redemption proceeds can be sent by check to
                      your address of record or by wire or electronic
                      transfer (ACH) to a bank account designated on
                      your authorization form. You must submit a new
                      authorization form to change the bank account
                      designated to receive wire or electronic transfers and
                      you may be asked to provide certain other
                      documents. The sub-transfer agent may charge a fee
                      on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------
   Automatic cash     You can arrange for the automatic redemption of a
 withdrawal plans     portion of your shares on a monthly or quarterly
                      basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plans accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                      The following conditions apply:

                      .    Your shares must not be represented by certificates

                      .    All dividends and distributions must be reinvested

                      For more information, contact your Service Agent or consult the SAI.

24 Smith Barney Convertible Fund

  OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..    Name of the fund

..    Account number

..    Class of shares being bought, exchanged or redeemed

..    Dollar amount or number of shares being bought, exchanged or redeemed

..    Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

..    Are redeeming over $50,000

..    Are sending signed share certificates or stock powers to the sub-transfer agent

..    Instruct the sub-transfer agent to mail the check to an address different from the one on your account

..    Changed your account registration

..    Want the check paid to someone other than the account owner(s)

..    Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..    Suspend the offering of shares

..    Waive or change minimum and additional investment amounts

..    Reject any purchase or exchange order

..    Change, revoke or suspend the exchange privilege

..    Suspend telephone transactions

                                                    Smith Barney Mutual Funds 25

..    Suspend or postpone redemptions of shares on any day when trading on the
     New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

..    Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

26 Smith Barney Convertible Fund

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be from both income and gain. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

TRANSACTION                            FEDERAL TAX STATUS

Redemption or exchange of shares       Usually capital gain or loss;
                                       long-term only if shares owned
                                       more than one year

Long-term capital gain                 Long-term capital gain
distributions

Short-term capital gain                Ordinary income
distributions

Dividends                              Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                    Smith Barney Mutual Funds 27

  SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

28 Smith Barney Convertible Fund

  FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

                          FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING
                                   THROUGHOUT EACH YEAR ENDED JULY 31:
----------------------------------------------------------------------------------------------------------
                                        2002(1)        2001(1)       2000(1)       1999(1)        1998
----------------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of year                   $  15.73        $ 15.50      $ 15.25       $ 16.90       $ 18.61
----------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(2)                0.61           0.80         0.69          0.69          0.73
   Net realized and unrealized
    gain (loss)(2)                        (2.87)          0.14         0.21         (1.24)        (0.39)
----------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                             (2.26)          0.94         0.90         (0.55)         0.34
----------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                  (0.72)         (0.71)       (0.65)        (0.66)        (0.79)
   Net realized gain                         --             --           --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------
 Total distributions                      (0.72)         (0.71)       (0.65)        (1.10)        (2.05)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of year          $  12.75        $ 15.73      $ 15.50       $ 15.25       $ 16.90
----------------------------------------------------------------------------------------------------------
 Total return                            (14.85)%         6.16%        6.13%        (3.11)%        1.97%
----------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s       $ 21,958        $24,903      $21,794       $26,141       $35,780
----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses                                1.23%          1.25%        1.34%         1.29%         1.25%
   Net investment income(2)                4.06           5.09         4.62          4.45          4.09
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    115%           177%         167%           27%           49%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class A, would have been $0.62 for net investment income, $2.88 for net realized and unrealized gain (loss), and 4.13% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                    Smith Barney Mutual Funds 29

                          FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING
                                   THROUGHOUT EACH YEAR ENDED JULY 31:
----------------------------------------------------------------------------------------------------------
                                        2002(1)        2001(1)       2000(1)       1999(1)         1998
----------------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of year                   $  15.66       $ 15.45        $ 15.22       $ 16.89       $ 18.60
----------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(2)                0.51          0.70           0.61          0.61          0.64
   Net realized and unrealized
    gain (loss)(2)                        (2.84)         0.14           0.21         (1.24)        (0.38)
----------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                             (2.33)         0.84           0.82         (0.63)         0.26
----------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                  (0.64)        (0.63)         (0.59)        (0.60)        (0.71)
   Net realized gain                         --            --             --         (0.44)        (1.26)
----------------------------------------------------------------------------------------------------------
 Total distributions                      (0.64)        (0.63)         (0.59)        (1.04)        (1.97)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of year          $  12.69       $ 15.66        $ 15.45       $ 15.22       $ 16.89
----------------------------------------------------------------------------------------------------------
 Total return                            (15.32)%        5.53%          5.59%        (3.61)%        1.51%
----------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s       $  8,545       $ 9,395        $13,216       $21,559       $35,570
----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses                                1.79%         1.81%          1.86%         1.76%         1.74%
   Net investment income(2)                3.50          4.59           4.10          3.98          3.60
----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    115%          177%           167%           27%           49%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class B shares, would have been $0.52 for net investment income, $2.85 for net realized and unrealized gain (loss), and 3.57% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

30 Smith Barney Convertible Fund

                       FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING
                                 THROUGHOUT EACH YEAR ENDED JULY 31:
-----------------------------------------------------------------------------------------------------
                                      2002(1)      2001(1)     2000(1)     1999(1)        1998(2)
-----------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of year                 $  15.61     $ 15.36     $ 15.18      $ 16.90      $  17.14
-----------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(3)              0.50        0.60        0.53         0.53          0.05
   Net realized and unrealized
    gain (loss)(3)                      (2.83)       0.22        0.21        (1.24)        (0.17)
-----------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                           (2.33)       0.82        0.74        (0.71)        (0.12)
-----------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                (0.57)      (0.57)      (0.56)       (0.57)        (0.12)
   Net realized gain                       --          --          --        (0.44)           --
-----------------------------------------------------------------------------------------------------
 Total distributions                    (0.57)      (0.57)      (0.56)       (1.01)        (0.12)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of year        $  12.71     $ 15.61     $ 15.36      $ 15.18      $  16.90
-----------------------------------------------------------------------------------------------------
 Total return                          (15.34)%      5.38%       5.07%       (4.08)%       (0.74)(4)
-----------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s     $  5,308     $ 3,607     $   270      $   540      $    210
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses                              1.85%       1,92%       2.34%        2.30%         1.98%(5)
   Net investment income(3)              3.40        3.97        3.64         3.39          2.51 (5)
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                  115%        177%        167%          27%           49%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from June 15, 1998 (inception date) to July 31, 1998.

(3) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts for Class L shares, would have been $0.51 for net investment income, $2.84 for net realized and unrealized gain (loss), and 3.47% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4) Total return is not annualized, as it may not be representative of the total return for the year.

(5)  Annualized.


                                                    Smith Barney Mutual Funds 31

                     FOR A CLASS O SHARE OF BENEFICIAL INTEREST OUTSTANDING
                              THROUGHOUT EACH YEAR ENDED JULY 31:
---------------------------------------------------------------------------------------------------
                                      2002(1)      2001(1)     2000(1)     1999(1)       1998(2)
---------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of year                 $  15.62     $ 15.41     $ 15.19      $ 16.87      $ 18.58
---------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(3)              0.51        0.70        0.60         0.61         0.63
   Net realized and unrealized
    gain/(loss)(3)                      (2.84)       0.14        0.21        (1.25)       (0.37)
---------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                           (2.33)       0.84        0.81        (0.64)        0.26
---------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                (0.63)      (0.63)      (0.59)       (0.60)       (0.71)
   Net realized gain                       --          --          --        (0.44)       (1.26)
---------------------------------------------------------------------------------------------------
 Total distributions                    (0.63)      (0.63)      (0.59)       (1.04)       (1.97)
---------------------------------------------------------------------------------------------------
 Net asset value, end of year        $  12.66     $ 15.62     $ 15.41      $ 15.19      $ 16.87
---------------------------------------------------------------------------------------------------
 Total return                          (15.33)%      5.51%       5.57%       (3.66)%       1.53%
---------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s     $    223     $   293     $   321      $   572      $ 1,557
---------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses                              1.82%       1.83%       1.90%        1.78%        1.70%
   Net investment income(3)              3.48        4.53        4.06         4.00         3.63
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                  115%        177%        167%          27%          49%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class O shares.

(3) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.52 for net investment income, $2.85 for net realized and unrealized gain (loss), and 3.56% for the net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



32 Smith Barney Convertible Fund

                   FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING
                            THROUGHOUT EACH YEAR ENDED JULY 31:
---------------------------------------------------------------------------------------------------------
                                      2002(1)        2001(1)       2000(1)       1999(1)         1998
---------------------------------------------------------------------------------------------------------
 Net asset value,
   beginning of year                 $  15.85        $ 15.61       $ 15.34       $ 16.98       $ 18.66
---------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(2)              0.67           0.88          0.78          0.76          0.77
   Net realized and unrealized
    gain/(loss)(2)                      (2.89)          0.14          0.19         (1.25)        (0.35)
---------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                           (2.22)          1.02          0.97         (0.49)         0.42
---------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                (0.79)         (0.78)        (0.70)        (0.71)        (0.84)
   Net realized gain                       --             --            --         (0.44)        (1.26)
---------------------------------------------------------------------------------------------------------
 Total distributions                    (0.79)         (0.78)        (0.70)        (1.15)        (2.10)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of year        $  12.84        $ 15.85       $ 15.61       $ 15.34       $ 16.98
---------------------------------------------------------------------------------------------------------
 Total return                          (14.51)%         6.65%         6.62%        (2.68)%        2.42%
---------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s     $ 72,510        $90,911       $90,472       $95,707       $72,870
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses                              0.81%          0.79%         0.87%         0.83%         0.83%
   Net investment income(2)              4.49           5.57          5.10          4.87          4.49
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                  115%           177%          167%           27%           49%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.68, $2.90 and 4.56% for net investment income, net realized and unrealized gain (loss) and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.



                                                    Smith Barney Mutual Funds 33

[GRAPHIC OMITTED] [SMITH BARNEY MUTUAL FUNDS LOGO]

SMITH BARNEY CONVERTIBLE FUND
AN INVESTMENT PORTFOLIO OF SMITH BARNEY INCOME FUNDS

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)
FD1210 11/02

                                  PROSPECTUS



      -------------------------------------------------

                           SMITH BARNEY DIVERSIFIED
                             STRATEGIC INCOME FUND

      -------------------------------------------------

      Class A, B, L and Y Shares

      November 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Diversified Strategic Income Fund

  Contents
               Investments, risks and performance...........  2

               More on the fund's investments...............  9

               Management................................... 10

               Choosing a class of shares to buy............ 11

               Comparing the fund's classes................. 13

               Sales charges................................ 14

               More about deferred sales charges............ 17

               Buying shares................................ 18

               Exchanging shares............................ 19

               Redeeming shares............................. 20

               Other things to know about share transactions 22

               Dividends, distributions and taxes........... 24

               Share price.................................. 25

               Financial highlights......................... 26

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.



                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks high current income.

Principal investment strategies
Key investments The fund invests primarily in three types of fixed income securities:

[_] U.S. government securities and U.S. government mortgage-related securities
[_] Foreign government securities, including securities issued by supranational organizations
[_] U.S. and foreign corporate debt securities


Allocation The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type. The manager normally expects to maintain approximately 50% of the fund's assets in government and mortgage-related securities, 25% in foreign government securities and 25% in corporate debt. However, these percentages may vary significantly over time.



Maturity The fund will invest primarily in intermediate-term securities. As a result, the weighted average effective maturity of the fund's portfolio is normally expected to be between four and ten years.



Credit quality Up to 35% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade or comparable unrated securities. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally recognized rating agencies or, if unrated, of similar credit quality. The portion of the fund's portfolio invested in corporate debt securities will be primarily invested in below investment grade securities.



Smith Barney Diversified Strategic Income Fund

Selection process
Government and mortgage-related securities In selecting government and mortgage-related securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

[_] Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook.
[_] Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
[_] Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information
[_] Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government securities In selecting foreign government securities, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

[_] Political and economic stability, and favorable inflation and government deficit prospects
[_] Favorable yield and maturity
[_] Strong financial condition and high credit quality
[_] Low sensitivity to interest rate changes

Corporate debt securities In selecting corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

[_] "Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued
[_] Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time


                                                      Smith Barney Mutual Funds

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio
[_]Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
[_]Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
[_]The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below
[_]Adverse governmental action or, political, economic or market instability affects a foreign country or region
[_]An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
[_]The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.


Smith Barney Diversified Strategic Income Fund

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Transaction costs of frequent trading may also result in increased fund expenses.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking to invest in fixed income securities for high current income
[_]Are willing to accept the risks of mortgage-related securities, foreign securities and below investment grade bonds

                                                      Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class A, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class B Shares

                                    [CHART]

 1992    1993    1994     1995    1996    1997    1998   1999     2000    2001
 ----    ----    ----     ----    ----    ----    ----   ----     ----    ----
 6.11%  12.68%  (3.50)%  15.07%   9.93%   7.06%   5.30% (0.73)%   2.23%   1.38%

                        Calendar years ended December 31



Quarterly returns (past 10 years):


Highest: 5.23% in 2nd quarter 1992; Lowest: (2.13)% in 1st quarter 1994. Year to date: 0.41% through 9/30/02.



Smith Barney Diversified Strategic Income Fund

Risk return table



This table compares the before and after-tax average annual total return of the fund's Class B shares for the periods shown with that of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") which is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. Figures for each Index include the reinvestment of dividends. The Lehman Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. Investors cannot invest directly in an index. The performance of the fund's other classes may be greater or less than the Class B shares' performance indicated on this table, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are only for Class B and the after-tax returns for other classes will vary. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.


                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2001



                                                Since   Inception
Class B              1 year  5 years 10 years Inception   Date
Return Before Taxes  (2.88)%  2.86%    5.40%    6.67%   12/25/89
Return After Taxes
on Distributions     (5.55)%  0.02%    2.34%     N/A
Return After Taxes
on Distributions and
Sale of Fund Shares  (1.75)%  0.88%    2.85%     N/A
Other Classes (Return Before Taxes Only)
Class A              (2.70)%  2.58%     N/A     5.31%    11/6/92
Class L              (0.55)%  2.84%     N/A     4.83%    3/19/93
Class Y               2.27%   3.88%     N/A     5.31%   10/10/95
Lehman Index          8.44%   7.43%    7.23%     N/A       *


* Index comparison begins on December 31, 1991. Index performance reflects no deduction for fees, expenses or taxes.



                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


                               Shareholder fees


(fees paid directly from your
investment)                          Class A Class B Class L Class Y
Maximum sales charge (load)
imposed on purchases (as a % of
offering price)                       4.50%    None   1.00%    None
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None*   4.50%   1.00%    None

                   Annual fund operating expenses

(expenses deducted from fund assets) Class A Class B Class L Class Y
Management fee                        0.65%   0.65%   0.65%   0.65%
Distribution and service (12b-1) fee  0.25%   0.75%   0.70%    None
Other expenses                        0.14%   0.11%   0.16%   0.03%
                                      -----   -----   -----   -----
Total annual fund operating
expenses                              1.04%   1.51%   1.51%   0.68%


*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the fund for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge

[_] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $551   $766    $998    $1,664
     Class B (redemption at end of period)  $604   $777    $924    $1,675
     Class B (no redemption)                $154   $477    $824    $1,675
     Class L (redemption at end of period)  $352   $572    $915    $1,884
     Class L (no redemption)                $252   $572    $915    $1,884
     Class Y (with or without redemption)   $ 69   $218    $379    $  847



Smith Barney Diversified Strategic Income Fund

  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

[_] To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or currency exchange notes; or
[_] As a substitute for buying or selling securities

[_]As a cash flow management technique



A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Equity securities Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

Zero coupon bonds Fixed income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in corporate loans The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a

                                                      Smith Barney Mutual Funds
greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


  Management


Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue,
New York, New York 10022. The manager selects the fund's investments and oversees its operations. The fund's subadviser is Smith Barney Global Capital Management, Inc., (Global Capital Management) which is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. The subadviser is primarily responsible for management of the fund's foreign component. The manager, subadviser and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.





Roger Lavan, Peter J. Wilby, and Beth A. Semmel have been responsible for the day-to-day management for a portion of the fund's portfolio since July, 2002. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc., an affiliate of SBFM. They each have at least 17 years of securities business experience.



David M. Zahn and Olivier Asselin have been responsible for a portion of the fund's portfolio since September, 2002. Mr. Zahn and Mr. Asselin are employees of the fund's investment subadviser, Global Capital Management, an affiliate of SBFM.


10


Smith Barney Diversified Strategic Income Fund

Mr. Zahn is an investment officer of Global Capital Management and a vice president of Salomon Smith Barney and has 9 years of securities business experience. Mr. Asselin is a managing director of Citigroup Asset Management Ltd., an affiliate of SBFM and has 13 years of securities business experience.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.


In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.



Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents") The sub-transfer agents will perform certain shareholder record keeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


[_] If you plan to invest regularly or in large amounts, buying Class A or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.



                                                      Smith Barney Mutual Funds

[_] For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
[_] Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

[_] A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_] The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                              Initial           Additional
                                    Classes A, B, L   Class Y   All Classes
    General                             $1,000      $15 million     $50
    IRAs, Self Employed Retirement
    Plans, Uniform Gifts or
    Transfers to Minor Accounts          $250       $15 million     $50
    Qualified Retirement Plans*          $25        $15 million     $25
    Simple IRAs                           $1            n/a         $1
    Monthly Systematic Investment
    Plans                                $25            n/a         $25
    Quarterly Systematic Investment
    Plans                                $50            n/a         $50


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.



Smith Barney Diversified Strategic Income Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                    Class A          Class B         Class L        Class Y

 Key features   .Initial sales   .No initial     .Initial sales  .No initial or
                 charge           sales charge    charge is       deferred
                .You may         .Deferred        lower than      sales charge
                 qualify for      sales charge    Class A        .Must invest
                 reduction or     declines over  .Deferred sales  at least $15
                 waiver of ini-   time            charge for      million
                 tial sales      .Converts to     only 1 year    .Lower
                 charge           Class A after  .Does not        annual ex-
                .Lower            8 years         convert to      penses than
                 annual ex-      .Higher          Class A         the other
                 penses than      annual ex-     .Higher          classes
                 Class B and      penses than     annual ex-
                 Class L          Class A         penses than
                                                  Class A
 ------------------------------------------------------------------------------
 Initial sales  Up to 4.50%;     None            1.00%           None
 charge         reduced for
                large purchases
                and waived for
                certain
                investors. No
                charge for
                purchases of
                $500,000 or
                more
 ------------------------------------------------------------------------------
 Deferred sales 1.00% on         Up to 4.50%     1.00% if you    None
 charge         purchases of     charged when    redeem within
                $500,000 or      you redeem      1 year of
                more if you      shares. The     purchase
                redeem within    charge is
                1 year of        reduced over
                purchase         time and there
                                 is no deferred
                                 sales charge
                                 after 6 years
 ------------------------------------------------------------------------------
 Annual         0.25% of         0.75% of        0.70% of        None
 distribution   average daily    average daily   average daily
 and service    net assets       net assets      net assets
 fees
 ------------------------------------------------------------------------------
 Exchange       Class A shares   Class B shares  Class L shares  Class Y shares
 privilege*     of most Smith    of most Smith   of most Smith   of most Smith
                Barney funds     Barney funds    Barney funds    Barney funds
 ------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions Service Agents that sell shares of the fund receive. A distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.





                               Sales Charge Sales Charge Broker/Dealer
                                as a % of    as a % of     Commission
                                 offering    net amount     as % of
        Amount of purchase        price       invested   offering price
        Less than $25,000          4.50%        4.71%         4.05%
        $25,000 but less than
        $50,000                    4.00         4.17          3.60
        $50,000 but less than
        $100,000                   3.50         3.63          3.15
        $100,000 but less than
        $250,000                   2.50         2.56          2.25
        $250,000 but less than
        $500,000                   1.50         1.52          1.35
        $500,000 or more            -0-          -0-       up to 1.00*


* A distributor pays up to 1.00% to the Service Agent


Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

14


Smith Barney Diversified Strategic Income Fund

  Accumulation privilege - lets you combine the current value of Class A shares owned

[_]  by you, or
[_]  by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_] Employees of NASD members
[_] Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_] Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B Shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 4.50% 4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:




Shares issued:             Shares issued:         Shares issued:
At inital                  On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)


Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.


Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.



Smith Barney Diversified Strategic Income Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_] Shares exchanged for shares of another Smith Barney fund
[_] Shares representing reinvested distributions and dividends
[_] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_] On payments made through certain systematic withdrawal plans
[_] On certain distributions from a retirement plan
[_] For involuntary redemptions of small account balances
[_] For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Buying shares


       Through a You should contact your Service Agent to open a bro
   Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 [_] Class of shares being bought
                 [_] Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
-----------------------------------------------------------------------------
Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                 buy shares directly from the fund.

                 [_] Write the fund at the following address:
                     Smith Barney Income Funds
                     Smith Barney Diversified Strategic Income Fund
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, Rhode Island 02940-9699
                 [_] Enclose a check to pay for the shares. For initial
                     purchases, complete and send an account
                     application.
                 [_] For more information, please call Smith Barney
                     Shareholder Services at 1-800-451-2010.
-----------------------------------------------------------------------------
       Through a You may authorize a Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account, (ii) cash held in a broker-
                 age account opened with a Service Agent or (iii) cer-
                 tain money market funds, in order to buy shares on a
                 regular basis.

                 [_] Amounts transferred should be at least: $25 monthly
                     or $50 quarterly
                 [_] If you do not have sufficient funds in your account
                     on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                 For more information, contact your Service Agent or the transfer agent or consult the SAI.




Smith Barney Diversified Strategic Income Fund

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction.
    varying needs of
      both large and [_] You may exchange shares only for shares of the
     small investors     same class of another Smith Barney fund. Not all
                         Smith Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent or the
                         transfer agent for further information.
                     [_] Exchanges of Class A, Class B and Class L shares are
                         subject to minimum investment requirements
                         (except for systematic investment plan exchanges)
                         and all shares are subject to other requirements of
                         the fund into which exchanges are made.
                     [_] If you hold share certificates, the applicable
                         sub-transfer agent must receive the certificates en-
                         dorsed for transfer or with signed stock powers
                         (documents transferring ownership of certificates)
                         before the exchange is effective.
                     [_] The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
----------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase of
                     shares subject to a deferred sales charge. If the fund
                     into which you exchange has a higher deferred sales
                     charge, you will be subject to that charge. If you ex-
                     change at any time into a fund with a lower charge, the
                     sales charge will not be reduced.

                                                      Smith Barney Mutual Funds

     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                  Exchange is open. For clients of a PFS Investments Inc.
                  Registered Representative, call Primerica Shareholder
                  Services at 1-800-544-5445 between 8:00 a.m. and 8:00
                  p.m. (Eastern time). All other shareholders should call the Smith Barney Shareholder Services at 1-800-451-
                  2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).
                  Requests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
     ---------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your
                  Service Agent or write to the applicable sub-transfer
                  agent at the address on the following page.


  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.



Smith Barney Diversified Strategic Income Fund

       ------------------------------------------------------------------
       By mail For accounts held directly at the fund, send written requests to the fund at either of the following addresses:

               For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                   Primerica Shareholder Services
                   P.O. Box 9662
                   Providence, RI 02940-9662

               For all other investors, send your request to PFPC
               Global Fund Services at the following address:

                   Smith Barney Income Funds
                   Smith Barney Diversified Strategic Income Fund
                   (Specify class of shares)
                   c/o PFPC Global Fund Services
                   P.O. Box 9699
                   Providence, Rhode Island 02940-9699

               Your written request must provide the following:

               [_] The name of the fund and account number
               [_] The class of shares and the dollar amount or num-
                   ber of shares to be redeemed
               [_] Signatures of each owner exactly as the account is
                   registered
       ------------------------------------------------------------------

     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemp tions. If eligible, you may request redemptions by tele-phone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                  (Eastern time). All other shareholders should call the Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer

                                                      Smith Barney Mutual Funds


                 (ACH) to a bank account designated on your author ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                 (ACH).

  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_] Your shares must not be represented by certificates
                 [_] All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_] Name of the fund
[_] Account number
[_] Class of shares being bought, exchanged or redeemed
[_] Dollar amount or number of shares being bought, exchanged or redeemed
[_] Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.



Smith Barney Diversified Strategic Income Fund

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_] Are redeeming over $50,000

[_] Are sending signed share certificates or stock powers to the applicable sub-transfer agent


[_] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

[_] Changed your account registration
[_] Want the check paid to someone other than the account owner(s)
[_] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_] Suspend the offering of shares
[_] Waive or change minimum and additional investment amounts
[_] Reject any purchase or exchange order
[_] Change, revoke or suspend the exchange privilege
[_] Suspend telephone transactions
[_] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes

Dividends The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more than
                                      one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



Smith Barney Diversified Strategic Income Fund

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agents before the applicable sub-transfer agents' close of business.


                                                      Smith Barney Mutual Funds

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class A share of beneficial interest outstanding throughout each year ended July 31:


                                2002/(1)/ 2001/(1)/  2000(1)   1999(1)   1998(1)
---------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $   6.74  $   7.19  $   7.46  $   7.96  $   8.01
---------------------------------------------------------------------------------
Income from operations:
 Net investment income              0.41      0.49      0.51      0.50      0.53
 Net realized and unrealized
  gain/(loss)                      (0.39)    (0.37)    (0.27)    (0.46)     0.05
---------------------------------------------------------------------------------
Total income from operations        0.02      0.12      0.24      0.04      0.58
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.37)    (0.57)    (0.51)    (0.49)    (0.58)
 Net realized gain                    --        --        --     (0.01)    (0.05)
 Capital                           (0.07)       --        --     (0.04)       --
---------------------------------------------------------------------------------
Total distributions                (0.44)    (0.57)    (0.51)    (0.54)    (0.63)
---------------------------------------------------------------------------------
Net asset value, end of year    $   6.32  $   6.74  $   7.19  $   7.46  $   7.96
---------------------------------------------------------------------------------
Total return                        0.32%     1.79%     3.35%     0.41%     7.47%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s $612,665  $612,268  $535,525  $464,652  $397,127
---------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income              6.14%     7.01%     6.93%     6.38%     6.51%
 Interest expense                     --        --        --        --      0.06
 Other Expenses                     1.04      1.00      1.03      1.02      1.01
 Total Expenses                     1.04      1.00      1.03      1.02      1.07
---------------------------------------------------------------------------------
Portfolio turnover rate              211%      117%      110%      150%      128%
---------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.


Smith Barney Diversified Strategic Income Fund

  For a Class B share of beneficial interest outstanding throughout each year ended July 31:


                                    2002/(1)/  2001/(1)/ 2000(1) 1999(1)  1998(1)
---------------------------------------------------------------------------------
Net asset value, beginning of year  $   6.77   $   7.22  $ 7.48  $ 7.98   $ 8.03
---------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                  0.37       0.45    0.47    0.46     0.49
 Net realized and unrealized
  gain/(loss)                          (0.38)     (0.36)  (0.26)  (0.46)    0.05
---------------------------------------------------------------------------------
Total income (loss) from operations    (0.01)      0.09    0.21    0.00     0.54
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income                 (0.34)     (0.54)  (0.47)  (0.46)   (0.54)
 Net realized gain                        --         --      --   (0.01)   (0.05)
 Capital                               (0.07)        --      --   (0.03)      --
---------------------------------------------------------------------------------
Total distributions                    (0.41)     (0.54)  (0.47)  (0.50)   (0.59)
---------------------------------------------------------------------------------
Net asset value, end of year        $   6.35   $   6.77  $ 7.22  $ 7.48   $ 7.98
---------------------------------------------------------------------------------
Total return                           (0.22)%     1.27%   2.98%  (0.06)%   6.93%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s     $545,993   $790,351  $1,148  $1,849   $2,280
---------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                  5.71%      6.46%   6.46%   5.88%    6.12%
 Interest expense                         --         --      --      --     0.06
 Other expenses                         1.51       1.53    1.50    1.49     1.50
 Total expenses                         1.51       1.53    1.50    1.49     1.56
---------------------------------------------------------------------------------
 Portfolio turnover rate                 211%       117%    110%    150%     128%
---------------------------------------------------------------------------------




(1)Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout each year ended July 31:


                                   2002/(1)/  2001/(1)/  2000(1)   1999(1)  1998(1)(2)
--------------------------------------------------------------------------------------
Net asset value, beginning of year $   6.76   $   7.21  $   7.48  $   7.97   $   8.01
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.37       0.47      0.48      0.47       0.49
 Net realized and unrealized
  gain (loss)                         (0.38)     (0.38)    (0.28)    (0.46)      0.06
--------------------------------------------------------------------------------------
Total income (loss) from
 operations                           (0.01)      0.09      0.20      0.01       0.55
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.34)     (0.54)    (0.47)    (0.46)     (0.54)
 Net realized gain                       --         --        --     (0.01)     (0.05)
 Capital                              (0.07)        --        --     (0.03)        --
--------------------------------------------------------------------------------------
Total distributions                   (0.41)     (0.54)    (0.47)    (0.50)     (0.59)
--------------------------------------------------------------------------------------
Net assets value, end of year      $   6.34   $   6.76  $   7.21  $   7.48   $   7.97
--------------------------------------------------------------------------------------
Total return                          (0.16)%     1.27%     2.84%     0.08%      7.08%
--------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $145,921   $153,302  $146,086  $183,740   $135,485
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                 5.68%      6.57%     6.50%     6.01%      6.09%
 Interest expense                        --         --        --        --       0.06
 Other expenses                        1.51       1.49      1.46      1.45       1.45
 Total expenses                        1.51       1.49      1.46      1.45       1.51
--------------------------------------------------------------------------------------
 Portfolio turnover rate                211%       117%      110%      150%       128%
--------------------------------------------------------------------------------------





(1)Per share amounts have been calculated using the monthly average shares method.


/(2)/On June 12, 1998, Class C shares were renamed Class L shares.



Smith Barney Diversified Strategic Income Fund

  For a Class Y share of beneficial interest outstanding throughout each year ended July 31:


                                   2002/(1)/ 2001/(1)/  2000(1)   1999(1)   1998(1)
------------------------------------------------------------------------------------
Net asset value, beginning of year $   6.74  $   7.20  $   7.46  $   7.96  $   8.00
------------------------------------------------------------------------------------
Income from operations:
 Net investment income                 0.43      0.51      0.53      0.53      0.55
 Net realized and unrealized
  gain/(loss)                         (0.38)    (0.37)    (0.26)    (0.47)     0.06
------------------------------------------------------------------------------------
Total income from operations           0.05      0.14      0.27      0.06      0.61
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.39)    (0.60)    (0.53)    (0.51)    (0.60)
 Net realized gains                      --        --        --     (0.01)    (0.05)
 Capital                              (0.07)       --        --     (0.04)       --
------------------------------------------------------------------------------------
Total distributions                   (0.46)    (0.60)    (0.53)    (0.56)    (0.65)
------------------------------------------------------------------------------------
Net asset value, end of year       $   6.33  $   6.74  $   7.20  $   7.46  $   7.96
------------------------------------------------------------------------------------
Total return                           0.80%     2.00%     3.83%     0.72%     7.96%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $130,326  $146,140  $157,526  $162,674  $124,559
------------------------------------------------------------------------------------
Ratio to average net assets:
 Net investment income                 6.50%     7.30%     7.28%     6.76%     6.88%
 Interest expense                        --        --        --        --      0.06
 Other expenses                        0.68      0.70      0.69      0.67      0.66
 Total expenses                        0.68      0.70      0.69      0.67      0.72
------------------------------------------------------------------------------------
 Portfolio turnover rate                211%      117%      110%      150%      128%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney Diversified Strategic Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445) or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)

FD1209 11/02 SB-IJ

                                  PROSPECTUS



      -------------------------------------------------

                           SMITH BARNEY DIVERSIFIED
                             STRATEGIC INCOME FUND

      -------------------------------------------------

      Class Z Shares

      November 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                           [LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

                                     Smith Barney
                                     Diversified Strategic Income Fund

                                       Contents
               Investments, risks and performance...........  2

               More on the fund's investments...............  8

               Management................................... 10

               Buying, selling and exchanging Class Z shares 11

               Share price.................................. 12

               Dividends, distributions and taxes........... 13

               Financial highlights......................... 14

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.


The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks high current income.

Principal investment strategies
Key investments The fund invests primarily in three types of fixed income securities:

[_]U.S. government securities and U.S. government mortgage-related securities
[_]Foreign government securities, including securities issued by supranational organizations
[_]U.S. and foreign corporate debt securities


Allocation The manager allocates and reallocates the fund's assets from time to time among the types of fixed income securities described above based on its analysis of economic and market conditions and the relative returns and risks then represented by each type. The manager normally expects to maintain approximately 50% of the fund's assets in government and mortgage-related securities, 25% in foreign government securities and 25% in corporate debt. However, these percentages may vary significantly over time.



Maturity The fund will invest primarily in intermediate-term securities. As a result, the weighted average effective maturity of the fund's portfolio is normally expected to be between four and 10 years.



Credit quality Up to 35% of the fund's assets may be invested in U.S. or foreign securities rated below investment grade or comparable unrated securities. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or, if unrated, of similar credit quality. The portion of the fund's portfolio invested in corporate debt securities will be primarily invested in below investment grade securities.



Selection process


Government and mortgage-related securities In selecting government and mortgage-related securities, the manager focuses on identifying undervalued sectors and securities. Specifically, the manager:


Smith Barney Diversified Strategic Income Fund

[_]Emphasizes those sectors and maturities that seem to be most undervalued or appropriate based on the manager's economic and interest rate outlook [_]Monitors the yield spreads between U.S. Treasury and government agency or instrumentality securities and purchases agency and instrumentality securities when their additional yield justifies their additional risk
[_]Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information [_]Measures the potential impact of supply/demand imbalances, changes in the relative yields for securities with different maturities, and changing prepayment patterns to identify individual securities that balance potential return and risk

Foreign government securities In selecting foreign government securities, the subadviser considers and compares the relative yields of various foreign government obligations. The subadviser diversifies this portion of the portfolio by spreading assets among countries and regions. The subadviser also may attempt to preserve the U.S. dollar value of securities by using currency derivatives to hedge foreign currency exposure. The subadviser looks for:

[_]Political and economic stability, and favorable inflation and government deficit prospects
[_]Favorable yield and maturity
[_]Strong financial condition and high credit quality
[_]Low sensitivity to interest rate changes

Corporate debt securities In selecting corporate debt securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

[_]"Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued
[_]Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.


                                                      Smith Barney Mutual Funds

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_]Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio
[_]Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk
[_]Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities. This is known as extension risk
[_]The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

[_]Adverse governmental action or political, economic or market instability affects a foreign country or region

[_]An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
[_]The manager's or subadviser's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the proper allocation among types of investments, proves to be incorrect

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although payments of principal and interest on mortgage pools issued by some U.S. agencies are guaranteed, this guarantee does not apply to losses resulting from declines in their market values.

Less developed foreign countries in which the fund may invest have less liquid and more volatile markets than in the U.S. In some of these countries, there is also less information available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Below investment grade bonds, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in


Smith Barney Diversified Strategic Income Fund economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Transaction costs of frequent trading may also result in increased fund expenses.

Who may want to invest The fund may be an appropriate investment if you:

.. Are seeking to invest in fixed income securities for high current income .. Are willing to accept the risks of mortgage-related securities, foreign securities and below investment grade bonds


                                                      Smith Barney Mutual Funds

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class Z shares for each of the past 9 calendar years.


                        Total Return for Class Z Shares

                                    [CHART]

                                 93      13.49
                                 94      (2.60)
                                 95      15.92
                                 96      10.86
                                 97       7.82
                                 98       6.24
                                 99       0.06
                                 00       3.09
                                 01       2.27

                        Calendar years ended December 31

Quarterly returns:

Highest: 4.50% in 1st quarter 1993; Lowest: (1.93)% in 1st quarter 1994. Year to date: 0.90% through 9/30/02.


Risk return table

This table compares the before and after-tax average annual total return of the fund's Class Z shares for the periods shown with that of the Lehman Brothers Aggregate Bond Index (the "Lehman Index") which is composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. Figures for each Index include the reinvestment of dividends. The Lehman Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. Investors cannot invest directly in an index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


Average Annual Total Returns


                    Calendar Years Ended December 31, 2001



                                                       Since   Inception
                             1 year 5 years 10 years Inception   Date
        Class Z              2.27%   3.86%    N/A      6.19%   11/06/92
        Lehman Brothers
        Aggregate Bond Index 8.44%   7.43%    N/A      7.33%      *


 * Index comparison begins on 11/30/92. Index performance reflects no deduction for fees, expenses or taxes.



Smith Barney Diversified Strategic Income Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in Class Z shares of the fund.


                        Annual fund operating expenses


(expenses deducted from fund assets)
Management fee                       0.65%
Other expenses                       0.06%
                                     ----
Total annual fund operating expenses 0.71%


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends
[_]The fund's operating expenses remain the same

                      Number of years you own your shares


                                     1 year 3 years 5 years 10 years
Class Z (with or without redemption)  $73    $227    $395     $883



                                                      Smith Barney Mutual Funds

  More on the fund's investments

Derivative contracts The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:


[_]To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or currency exchange rates; or

[_]As a substitute for buying or selling securities


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Equity securities Although the fund invests primarily in fixed income securities, it may invest up to 20% of its assets in common stock and other equity-related securities, including convertible securities, preferred stock, warrants and rights. The portion of the fund's portfolio invested in corporate debt securities normally includes non-convertible preferred stocks.

Zero coupon bonds Fixed income securities in which the fund may invest include zero coupon bonds. These are bonds issued at a discount from face value because no interest payments are made until maturity. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Investments in corporate loans The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater


Smith Barney Diversified Strategic Income Fund risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.

Forward roll transactions The fund may engage in forward roll transactions, in which the fund sells a mortgage security, while simultaneously agreeing to repurchase a similar security from the same party at a fixed price. These transactions involve risks that the market value will decline below the repurchase price or that the other party will default.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                      Smith Barney Mutual Funds

  Management




Manager The fund's investment adviser and administrator (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue,
New York, New York 10022. The manager selects the fund's investments and oversees its operations. The fund's subadviser is Smith Barney Global Capital Management, Inc., (Global Capital Management) which is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. The subadviser is primarily responsible for management of the fund's foreign component. The manager, subadviser and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Roger Lavan, Peter J. Wilby, and Beth A. Semmel have been responsible for the day-to-day management of a portion of the fund's portfolio since July, 2002. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc., an affiliate of SBFM. They each have at least 17 years of securities business experience.



David M. Zahn and Olivier Asselin have been responsible for a portion of the fund's portfolio since September, 2002. Mr. Zahn and Mr. Asselin are employees of the fund's investment subadviser, Global Capital Management, an affiliate of SBFM.



Mr. Zahn is an investment officer of Global Capital Management and a vice president of Salomon Smith Barney and has 9 years of securities business experience. Mr. Asselin is a managing director of Citigroup Asset Management Ltd., an affiliate of SBFM, and has 13 years of securities business experience.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.45% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.


Smith Barney Diversified Strategic Income Fund

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Global Fund Services serves as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


  Buying, selling and exchanging Class Z shares

        Through a You may buy, sell or exchange Class Z shares only qualified plan through a "qualified plan." A qualified plan is a tax-
                  exempt employee benefit or retirement plan of Salo-mon Smith Barney or one of its affiliates.

                  There are no minimum investment requirements for
                  Class Z shares. However, the fund reserves the right to change this policy at any time.
   -------------------------------------------------------------------------
           Buying Orders to buy Class Z shares must be made in accord-
                  ance with the terms of a qualified plan. If you are a par-ticipant in a qualified plan, you may place an order with your plan to buy Class Z shares at net asset value, without any sales charge. Payment is due to Salomon
                  Smith Barney on settlement date, which is the third business day after your order is accepted. If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of
                  the Smith Barney funds) for payment until settlement
                  date. The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.
   -------------------------------------------------------------------------
          Selling Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special re-demption provisions.
   -------------------------------------------------------------------------
       Exchanging You should consult your qualified plan for information about available exchange options.

                                                      Smith Barney Mutual Funds

  Share price


Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.


Smith Barney Diversified Strategic Income Fund

  Dividends, distributions and taxes

Dividends The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distributions from the fund.

Dividends and interest received by the fund from investing in foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.

                                                      Smith Barney Mutual Funds

  Financial highlights

The financial highlights tables are intended to help you understand the performance of Class Z shares of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class Z share of beneficial interest outstanding throughout each year ended July 31:


                                   2002/(1)/ 2001/(1)/ 2000(1)  1999(1)  1998(1)
---------------------------------------------------------------------------------
Net asset value, beginning of year   $6.75     $7.21     $7.47    $7.96    $8.01
---------------------------------------------------------------------------------
Income from operations:
 Net investment income                0.43      0.51      0.53     0.53     0.55
 Net realized and unrealized gain/
  (loss)                             (0.39)    (0.37)    (0.26)   (0.46)    0.05
---------------------------------------------------------------------------------
Total income from operations          0.04      0.14      0.27     0.07     0.60
---------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (0.39)    (0.60)    (0.53)   (0.51)   (0.60)
 Net realized gain                      --        --        --    (0.01)   (0.05)
 Capital                             (0.07)       --        --    (0.04)      --
---------------------------------------------------------------------------------
Total distributions                  (0.46)    (0.60)    (0.53)   (0.56)   (0.65)
---------------------------------------------------------------------------------
Net asset value, end of year         $6.33     $6.75     $7.21    $7.47    $7.96
---------------------------------------------------------------------------------
Total return                          0.63%     2.00%     3.83%    0.84%    7.78%
---------------------------------------------------------------------------------
Net assets, end of year (000)'s    $28,680   $27,366   $25,538  $29,710  $21,670
---------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income                6.46%     7.31%     7.28%    6.80%    6.85%
 Interest expense                       --        --        --       --     0.06
 Other expenses                       0.71      0.70      0.69     0.67     0.74
 Total expenses                       0.71      0.70      0.69     0.67     0.80
---------------------------------------------------------------------------------
Portfolio turnover rate                211%      117%      110%     150%     128%
---------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.


Smith Barney Diversified Strategic Income Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

Smith Barney Diversified Strategic Income Fund

An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your qualified plan, by calling Smith Barney Shareholder Services, at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)

FD01216  11/02

                                  PROSPECTUS



      -------------------------------------------------

                                 SMITH BARNEY
                             EXCHANGE RESERVE FUND

      -------------------------------------------------

      Class B and L Shares

      November 28, 2002




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney
Exchange Reserve Fund

  Contents


               Investments, risks and performance...........  2

               Management...................................  7

               Choosing a class of shares to buy............  8

               Comparing the fund's classes.................  9

               Sales charges................................ 10

               More about deferred sales charges............ 11

               Buying shares................................ 12

               Exchanging shares............................ 13

               Redeeming shares............................. 15

               Other things to know about share transactions 17

               Dividends, distributions and taxes........... 19

               Share price.................................. 20

               Financial highlights......................... 21

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments The fund invests in high quality, U.S. dollar denominated short term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.


The fund may invest in all types of money market securities including commercial paper, certificates of deposit, time deposits, bankers' acceptances, asset-backed securities, repurchase agreements and other short term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

Minimum credit quality. The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized rating organization in the highest short term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

Maximum maturity. The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process In selecting investments for the funds, the manager looks for:

[_]The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
[_]Issuers offering minimal credit risk
[_]Maturities consistent with the manager's outlook for interest rates


Smith Barney Exchange Reserve Fund

All investments involve some degree of risk. However, the fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the board of directors based on special rules for money market funds adopted under federal law.

Principal risks of investing in the fund
Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if:

[_]Interest rates rise sharply
[_]An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded
[_]The manager's judgment about the value or credit quality of a particular security proves to be incorrect

The fund invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund's foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the fund invests.

Who may want to invest The fund may be an appropriate investment if you:

[_]Are seeking current income
[_]Are looking for an investment with lower risk than most other types of funds
[_]Are looking to allocate a portion of your assets to money market securities


                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class L shares have different performance because of its different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        Total Return for Class B Shares

                                    [CHART]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
3.07%  1.84%  3.05%  4.89%  4.37%  4.51%  4.41%  4.03%  5.21%  2.90%

                        Calendar years ended December 31


Quarterly returns (past 10 years):

Highest: 1.35% in 4th quarter 2000; Lowest: 0.29% in 4th quarter 2001.


Year to date: 0.45% through 9/30/02.



Smith Barney Exchange Reserve Fund

Risk return table

This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the 90-day Treasury bill. Past performance does not necessarily indicate how the portfolios will perform in the future. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.


Average Annual Total Returns


                    Calendar Years Ended December 31, 2001



Class         1 year  5 years 10 years Since Inception Inception Date
  B           (2.90)%  4.04%    3.82%       4.73%          7/8/86
  L            0.87%   3.99%     n/a        4.16%         11/7/94
90-day T-bill  3.43%   4.84%    4.58%        n/a                *


* Index comparison begins on December 31, 1991.



                                     Class B Class L
7 day yield as of December 31, 2001:  0.75%   0.72%




                                                      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


                               Shareholder fees


(fees paid directly from your investment)                   Class B     Class L
Maximum sales charge (load) imposed on purchases (as a %
of offering price)                                           None/(1)/   None/(1)/
Maximum deferred sales charge (load) (as a % of the lower
of net asset value at purchase or redemption)               4.50%/(2)/  1.00%/(2)/

                         Annual fund operating expenses

(expenses deducted from fund assets)                        Class B     Class L
Management fee                                              0.50%       0.50%
Distribution and service (12b-1) fees                       0.50%       0.50%
Other expenses                                              0.19%       0.22%
                                                            -----       -----
Total annual fund operating expenses                        1.19%       1.22%


/(1)/Shares of the fund may be acquired by the general public only through the exchange of Class B or Class L shares of other Smith Barney mutual funds. Exchanges are made at net asset value, without a front-end sales charge. Shares of the fund may, however, be acquired directly through certain retirement programs. Class L shares of other Smith Barney mutual funds may be subject to initial sales charges of 1.00% or less.
/(2)/Class B or Class L shares of the fund acquired through exchanges with shares of other Smith Barney mutual funds are subject to the deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares and 1.00% or less for Class L shares.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:
[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge

[_]The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class B (redemption at end of period)  $571   $678    $754    $1,443
     Class B (no redemption)                $121   $378    $654    $1,443
     Class L (redemption at end of period)  $224   $387    $670    $1,477
     Class L (no redemption)                $124   $387    $670    $1,477



Smith Barney Exchange Reserve Fund

  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fee For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.30% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain functions including shareholder recordkeeping and accounting services.



                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can buy shares of the fund only by exchanging Class B or Class L shares of other Smith Barney mutual funds (in limited circumstances, you also may be able to buy shares of the fund directly through an investment in a participating retirement plan). You should consult your Service Agent (defined below) for more information.

Class B and Class L shares have different sales charges and expenses. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares of the Smith Barney Money Funds, Inc. -- Cash Portfolio ("Cash Portfolio"), and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:
[_]A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
[_]The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the nature of your investment account. Whether you are exchanging into the fund or buying shares directly through a participating retirement plan, you must satisfy these minimums.


                                                         Initial Additional
     General                                             $1,000     $50
     IRAs, Self Employed Retirement Plans, Uniform Gifts
     and Transfers to Minor Accounts                      $250      $50
     Qualified Retirement Plans*                          $25       $25
     Simple IRAs                                           $1       $1
     Primerica Shareholder Services offers monthly
     Systematic Investment Plans                          $25       $25


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Smith Barney Exchange Reserve Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                                              Class B                                   Class L
Key features            .Available through exchange                         .Available through exchange
                         only, except that certain                           only, except that certain
                         qualified and non-qualified                         qualified and non-qualified
                         retirement plans may make                           retirement plans may make
                         direct purchases                                    direct purchases
                        .No initial sales charge                            .No initial sales charge (but
                        .Deferred sales charge de-                           may have been subject to
                         clines over time                                    initial sales charge for Class
                        .Converts to Class A shares of                       L shares of fund from which
                         Cash Portfolio after 8 years                        you are exchanging)
                                                                            .Deferred sales charge for
                                                                             only 1 year
                                                                            .Does not convert to Class A
                                                                             shares of Cash Portfolio
------------------------------------------------------------------------------------------------------------
Initial sales            None                                                None
charge
                                                                             (but may have been subject
                                                                             to initial sales charge for
                                                                             Class L shares of fund from
                                                                             which you are exchanging)
------------------------------------------------------------------------------------------------------------
Deferred                 Up to 4.50% charged when                            1% if you redeem within
sales charge             you redeem shares. The                              1 year of purchase
                         charge is reduced over time
                         and there is no deferred
                         sales charge after 6 years
------------------------------------------------------------------------------------------------------------
Annual distribution and  0.50% of average daily net                          0.50% of average daily net
service fees             assets                                              assets
------------------------------------------------------------------------------------------------------------
Exchange Privilege*      Class B shares of most Smith                        Class L shares of most Smith
                         Barney funds                                        Barney funds
------------------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charges

Class B shares

Class B shares only may be purchased directly by certain qualified and non-qualified retirement plans. You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


          Year after purchase    1st  2nd 3rd 4th 5th 6th through 8th
          Deferred sales charge 4.50% 4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents may also receive a service fee at an annual rate equal to 0.10% of the average daily net assets represented by the Class B shares they are servicing.

Class B conversion After 8 years, Class B shares automatically convert into Class A shares of Cash Portfolio. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares of Cash Portfolio as follows:


Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase payment        as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares of
                           Class B shares you     Cash Portfolio
                           own (excluding
                           shares issued as
                           dividends)


Class L shares (available through certain Service Agents)


Class L shares only may be purchased directly by certain qualified and non-qualified retirement plans. You buy Class L shares of the fund without paying an initial sales charge. However, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%.



You may buy Class L shares of other Smith Barney mutual funds (from which you may exchange into the fund) at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested).




Smith Barney Exchange Reserve Fund

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares representing reinvested distributions and dividends
[_]Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On payments made through certain systematic withdrawal plans
[_]On certain distributions from a retirement plan
[_]For involuntary redemptions of small account balances
[_]For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

                                                      Smith Barney Mutual Funds

  Buying shares

Available only by Generally, you may buy shares of the fund only by ex-exchanging shares changing Class B or Class L shares of another Smith
                  Barney mutual fund, except that:
                  [_]Class B and Class L shares may be purchased directly
                     by certain qualified and non-qualified retirement plans

                  You should contact your Service Agent to exchange
                  into the fund from other Smith Barney funds.
--------------------------------------------------------------------------------
 Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to
                  buy shares directly from the fund.

                  [_]Write the fund at the following address:
                      Smith Barney Income Funds
                      Smith Barney Exchange Reserve Fund
                      Class B or Class L (please specify)
                      c/o PFPC Global Fund Services
                      P.O. Box 9699
                      Providence, RI 02940-9699
                  [_]Enclose a check to pay for the shares. For initial
                     purchases, complete and send an account
                     application.
                  [_]For more information, please call Smith Barney
                     Shareholder Services at 1-800-451-2010.

                  For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


Smith Barney Exchange Reserve Fund

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging into. An exchange is a taxable trans-
    varying needs of action.
      both large and
     small investors [_]You may exchange shares only for shares of the same class of another Smith Barney fund. Not all
                        Smith Barney funds offer all classes.
                     [_]Not all Smith Barney funds may be offered in your
                        state of residence. Contact your Service Agent or the
                        transfer agent for further information.
                     [_]Exchanges of Class B and Class L shares are subject
                        to minimum investment requirements and all shares
                        are subject to the other requirements of the fund
                        into which exchanges are made.
                     [_]If you hold share certificates, the applicable sub-
                        transfer agent must receive the certificates endorsed
                        for transfer or with signed stock powers (documents
                        transferring ownership of certificates) before the
                        exchange is effective.
                     [_]The fund may suspend or terminate your exchange
                        privilege if you engage in an excessive pattern of
                        exchanges.
--------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase of
                     shares subject to a deferred sales charge. If the fund
                     into which you exchange has a higher deferred sales
                     charge, you will be subject to that charge. If you ex-
                     change at any time into a fund with a lower charge, the
                     sales charge will not be reduced.

                                                      Smith Barney Mutual Funds

     By telephone If you do not have a brokerage account with a Service
                  Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                  You can make telephone exchanges only between ac-
                  counts that have identical registrations.
     ----------------------------------------------------------------------
          By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.



Smith Barney Exchange Reserve Fund

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the re-demption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the applicable addresses:

                 For clients of a PFS Investments Inc. Registered Repre-sentative, write Primerica Shareholder Services at the following address:

                     Primerica Shareholder Services
                     P.O. Box 9662
                     Providence, RI 02940-9662

                 For all other investors, send your request to PFPC Global Fund Services at the following address:

                     Smith Barney Income Funds
                     Smith Barney Exchange Reserve Fund
                     Class B or Class L (please specify)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699


                                                      Smith Barney Mutual Funds

                    Your written request must provide the following:

                    [_]The name of the fund and account number
                    [_]The class of shares and the dollar amount or num-
                       ber of shares to be redeemed
                    [_]Signatures of each owner exactly as the account is
                       registered
   --------------------------------------------------------------------------
       By telephone If you do not have a brokerage account with a Service
                    Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                    (Eastern time). All other shareholders should call
                    Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

                    Your redemption proceeds can be sent by check to
                    your address of record or by wire or electronic transfer
                    (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer
                    (ACH).
   --------------------------------------------------------------------------
     Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                    To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your auto-matic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.



Smith Barney Exchange Reserve Fund

              The following conditions apply:

              [_]Your shares must not be represented by certificates
              [_]All dividends and distributions must be reinvested

               For more information, contact your Service Agent or consult the SAI.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

.. Name of the fund
.. Account number
.. Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The fund's sub-transfer agents will employ reasonable procedures, to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

.. Are redeeming over $50,000
.. Are sending signed share certificates or stock powers to the applicable sub-transfer agent
.. Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
.. Changed your account registration
.. Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

                                                      Smith Barney Mutual Funds

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Smith Barney Exchange Reserve Fund

  Dividends, distributions and taxes

Dividends The fund generally declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

   Transaction
   Transaction                           Federal tax status
   Redemption or exchange of shares      Usually no gain or loss; loss may
                                         result to the extent of any deferred
                                         sales charge
   Long-term capital gain distributions  Long-term capital gain
   Short-term capital gain distributions Ordinary income
   Dividends                             Ordinary income

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

After the end of each year, the fund will provide you with information about the distributions and dividends you received during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions and dividends. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund systematically amortizes over the remaining life of a security the difference between the principal amount due at maturity and the original cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agents before the applicable sub-transfer agents' close of business.



Smith Barney Exchange Reserve Fund

  Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

  For a Class B share of beneficial interest outstanding throughout each year ended July 31:


                                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
------------------------------------------------------------------------------------
Net asset value, beginning of year     $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------
Net investment income                  0.010     0.044     0.046     0.040    0.044
Dividends from net investment income  (0.010)   (0.044)   (0.046)   (0.040)  (0.044)
------------------------------------------------------------------------------------
Net asset value, end of year           $1.00     $1.00     $1.00     $1.00    $1.00
------------------------------------------------------------------------------------
Total return                            1.04%     4.50%     4.72%     4.05%    4.51%
------------------------------------------------------------------------------------
Net assets, end of year (millions)      $164       $91       $95      $120      $74
------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses                                1.19%     1.25%     1.25%     1.18%    1.21%
Net investment income                   1.03      4.37      4.59      3.98     4.43
------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class L share of beneficial interest outstanding throughout each year ended July 31:


                                     2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(2)/
--------------------------------------------------------------------------------------
Net asset value, beginning of year     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------
Net investment income                  0.010     0.044     0.046     0.040     0.044
Dividends from net investment income  (0.010)   (0.044)   (0.046)   (0.040)   (0.044)
--------------------------------------------------------------------------------------
Net asset value, end of year           $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------
Total return                            1.02%     4.47%     4.68%     4.04%     4.52%
--------------------------------------------------------------------------------------
Net assets, end of year (millions)       $78       $41       $29       $27        $9
--------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses                                1.22%     1.27%     1.26%     1.21%     1.21%
Net investment income                   0.98      4.22      4.59      3.95      4.43
--------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/On June 12, 1998 Class C shares were renamed Class L shares.


Smith Barney Exchange Reserve Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

Smith Barney
Exchange Reserve
Fund
An investment portfolio of Smith Barney Income Funds

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)

FD1208     11/02

                                   PROSPECTUS
                                   ----------

                       ----------------------------------

                                  SMITH BARNEY
                                HIGH INCOME FUND

                       ----------------------------------

CLASS A, B, L AND Y SHARES

NOVEMBER 28, 2002






The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.




                        [SMITH BARNEY MUTUAL FUNDS LOGO]
                Your Serious Money. Professionally Managed.(SM)

   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
   --------------------------------------------------------------------------

SMITH BARNEY HIGH INCOME FUND


                        CONTENTS

Investments, risks and performance.........................    2

More on the fund's investments.............................    7

Management.................................................    9

Choosing a class of shares to buy..........................   10

Comparing the fund's classes...............................   11

Sales charges..............................................   12

More about deferred sales charges..........................   15

Buying shares..............................................   16

Exchanging shares..........................................   17

Redeeming shares...........................................   19

Other things to know about share transactions..............   21

Dividends, distributions and taxes.........................   23

Share price................................................   24

Financial highlights.......................................   25

1                                                      Smith Barney Mutual Funds

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate bonds, debentures and notes. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies, or, if unrated, of similar credit quality. The fund will not, however, invest more than 10% of its assets in securities rated lower than B by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

The fund may invest in fixed income securities denominated either in U.S. dollars or foreign currencies, and may invest up to 40% of its assets in fixed income securities issued by foreign companies, including those in developing countries. The fund's investments may be of any maturity, but under normal conditions, the fund expects to maintain an average weighted maturity of between five and 10 years. The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

SELECTION PROCESS The manager attempts to minimize the risk of any individual security by diversifying the fund's investments across a range of issues, industries and maturity dates. In selecting high yield corporate fixed income securities, the manager considers and compares the relative yields of various types of obligations and employs a forward looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time. The manager looks for:

- Well-known companies with credit ratings within the upper- and middle-rated tiers of the high-yield debt market

- "Fallen angels" or companies that are repositioning in the marketplace and that the manager believes are temporarily undervalued

- Younger companies with smaller capitalizations that have exhibited improving financial strength or improving credit ratings over time

Smith Barney High Income Fund                                                  2

The manager also employs an active sell strategy to dispose of securities that have a rising risk of default due to material changes in management, operations, earnings, or other internal or external factors.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded. This risk is greater for high income bonds than for bonds of higher credit quality

- Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

- Foreign investments lose their value because of an increase in market interest rates in one or more regions, adverse governmental action or political, economic or market instability in a foreign country or region

- An unhedged currency in which a security is priced declines in value relative to the U.S. dollar

- The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

Some foreign countries in which the fund invests have less liquid and more volatile markets than in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

3                                                      Smith Barney Mutual Funds

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are seeking to invest in fixed income securities for high current income

- Are willing to accept the credit and interest rate risks of high yield securities

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class A, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                          TOTAL RETURN: CLASS B SHARES

[RISK RETURN BAR CHART]

1992                                                          19.63
1993                                                          19.04
1994                                                          -5.04
1995                                                          17.53
1996                                                          12.37
1997                                                          12.47
1998                                                          -0.33
1999                                                           2.34
2000                                                          -9.46
2001                                                          -5.24

                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS: (PAST 10 YEARS)

Highest: 8.88% in 3rd quarter 1992; Lowest: (7.20)% in 3rd quarter 2001. Year to date: (9.87)% through 9/30/02.

Smith Barney High Income Fund                                                  4

RISK RETURN TABLE

This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Salomon Smith Barney High Yield Market (7-10 year) Index ("Salomon Index") which is composed of cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. The Salomon Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor can not invest directly in an index. The performance of the fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class B and the after-tax returns for other classes will vary. This table assumes imposition of the maximum sales charge applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

                          AVERAGE ANNUAL TOTAL RETURNS
                     CALENDAR YEAR ENDED DECEMBER 31, 2001

                                                        SINCE    INCEPTION
        CLASS B           1 YEAR   5 YEARS  10 YEARS  INCEPTION    DATE
  Return Before Taxes    (9.04)%   (0.44)%   5.80%       N/A     9/02/86
  Return After Taxes
  on Distributions       (13.20)%  (4.15)%   1.99%       N/A

  Return After Taxes
  on Distributions and
  Sale of Fund Shares    (5.40)%   (1.97)%   2.94%       N/A

  Other Classes (Return Before Taxes Only)
  Class A                (9.01)%   (0.72)%    N/A       4.60%    11/06/92
  Class L                (7.00)%   (0.46)%    N/A       3.46%    8/24/94
  Class Y                (4.39)%    0.55%     N/A      2.13%+    2/05/96
  Salomon Index           3.11%     2.51%    7.47%       N/A        *

*Index comparison begins on December 31, 1991.
+Performance begins February 5, 1996 since all Class Y shares were redeemed during calendar year 1995 and new Class Y shares were not purchased until February 5, 1996.
5                                                      Smith Barney Mutual Funds

FEE TABLE
This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS L   CLASS Y
  Maximum sales charge (load) imposed on
  purchases (as a % of offering price)       4.50%     None      1.00%     None
  Maximum deferred sales charge (load) (as
  a % of the lower of net asset value at
  purchase or redemption)                    None*     4.50%     1.00%     None

                         ANNUAL FUND OPERATING EXPENSES

  (EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS L    CLASS Y
  Management fee                         0.70%     0.70%     0.70%      0.70%
  Distribution and service (12b-1) fee   0.25%     0.75%     0.70%       None
  Other expenses                         0.13%     0.12%     0.11%      0.04%
  Total annual fund operating expenses   1.08%     1.57%     1.51%      0.74%
                                         =====     =====     =====      =====

*You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses before fee waivers and/or expense reimbursements, if any remain the same

                      NUMBER OF YEARS YOU OWN YOUR SHARES

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without
  redemption)                         $555     $778     $1,019     $1,708
  Class B (redemption at end of
  period)                             $610     $796     $  955     $1,736
  Class B (no redemption)             $160     $496     $  855     $1,736
  Class L (redemption at end of
  period)                             $352     $572     $  915     $1,884
  Class L (no redemption)             $252     $572     $  915     $1,884
  Class Y (with or without
  redemption)                         $ 76     $237     $  411     $  918

Smith Barney High Income Fund                                                  6

   MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates; or

- As a substitute for buying or selling securities

- As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's currency, securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

EQUITY SECURITIES The fund may invest up to 20% of its assets in common stock or other equity securities. In selecting equity securities for the fund's portfolio, the manager considers both quantitative and qualitative factors, including potential for growth and dividend yield.

INVESTMENTS IN CORPORATE LOANS The fund may invest up to 15% of its total assets in corporate loans. The primary risk in an investment in corporate loans is that borrowers may be unable to meet their interest and/or principal payment obligations. The fund may acquire an interest in corporate loans by purchasing both participations in and assignments of portions of corporate loans from third parties. Corporate loans in which the fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral. The fund's policy limiting its illiquid securities will be applicable to corporate loans which are also subject to the risks generally associated with investments in illiquid securities.
7                                                      Smith Barney Mutual Funds

CONVERTIBLE SECURITIES The fund may invest in fixed income securities that are convertible into shares of common stock of their issuer. These securities share investment characteristics of both fixed income and equity securities. The value of a convertible security tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates, compared with fixed income securities that are not convertible.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
Smith Barney High Income Fund                                                  8

   MANAGEMENT

MANAGER The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Peter J. Wilby and Beth A. Semmel have been responsible for the day-to-day management of the fund's portfolio since July 2002. Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc. an affiliate of SBFM. They both have at least 17 years of securities business experience.

MANAGEMENT FEE For its services, the manager received an advisory fee during the fund's last fiscal year equal to 0.50% of the fund's average daily net assets. In addition, the manager received a fee for its administrative services to the fund equal to 0.20% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and service agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

9                                                      Smith Barney Mutual Funds

   CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

- If you plan to invest regularly or in large amounts, buying Class A or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

- For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

- Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

- A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

- The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                  INITIAL              ADDITIONAL
                                       CLASSES A, B, L     CLASS Y     ALL CLASSES
  General                                $1,000          $15 million       $50
  IRAs, Self Employed Retirement
  Plans, Uniform Gifts of Transfers
  to Minor Accounts                        $250          $15 million       $50
  Qualified Retirement Plans*               $25          $15 million       $25
  Simple IRAs                                $1                  n/a       $ 1
  Monthly Systematic Investment Plans       $25                  n/a       $25
  Quarterly Systematic Investment
  Plans                                     $50                  n/a       $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


Smith Barney High Income Fund                                                 10

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                              CLASS A                CLASS B                CLASS L                CLASS Y
KEY FEATURES            - Initial sales        - No initial sales     - Initial sales        - No initial or
                          charge                 charge                 charge is lower        deferred sales
                        - You may qualify      - Deferred sales         than Class A           charge
                          for reduction or       charge declines      - Deferred sales       - Must invest at
                          waiver of initial      over time              charge for only 1      least $15 million
                          sales charge         - Converts to Class      year                 - Lower annual
                        - Lower annual           A after 8 years      - Does not convert       expenses than the
                          expenses than        - Higher annual          to Class A             other classes
                          Class B and Class      expenses than        - Higher annual
                          L                      Class A                expenses than
                                                                        Class A
-----------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE       Up to 4.50%;           None                   1.00%                  None
                           reduced for large
                           purchases and
                           waived for
                           certain
                           investors. No
                           charge for
                           purchases of
                           $500,000 or more
-----------------------------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE      1.00% on               Up to 4.50%            1.00% if you           None
                           purchases of           charged when you       redeem within 1
                           $500,000 or more       redeem shares.         year of purchase
                           if you redeem          The charge is
                           within 1 year of       reduced over time
                           purchase               and there is no
                                                  deferred sales
                                                  charge after 6
                                                  years
-----------------------------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION        0.25% of average       0.75% of average       0.70% of average       None
AND SERVICE FEES           daily net assets       daily net assets       daily net assets
-----------------------------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*        Class A shares of      Class B shares of      Class L shares of      Class Y shares of
                           most Smith Barney      most Smith Barney      most Smith Barney      most Smith Barney
                           funds                  funds                  funds                  funds
-----------------------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

11                                                     Smith Barney Mutual Funds

   SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents who sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

                                   SALES CHARGE   SALES CHARGE   BROKER/DEALER
                                    AS A % OF      AS A % OF       COMMISSION
                                     OFFERING      NET AMOUNT       AS % OF
        AMOUNT OF PURCHASE            PRICE         INVESTED     OFFERING PRICE
  Less than $25,000                  4.50           4.71             4.05
  $25,000 but less than $50,000      4.00           4.17             3.60
  $50,000 but less than $100,000     3.50           3.63             3.15
  $100,000 but less than $250,000    2.50           2.56             2.25
  $250,000 but less than $500,000    1.50           1.52             1.35
  $500,000 or more                   0.00           0.00         up to 1.00*

* The distributor pays up to 1.00% to the Service Agent.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Smith Barney High Income Fund                                                 12

 Accumulation privilege - lets you combine the current value of Class A shares owned

 - by you, or

 - by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members

- Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

    YEAR AFTER PURCHASE    1ST    2ND   3RD   4TH   5TH   6TH THROUGH 8TH
  Deferred sales charge    4.50%  4%    3%    2%    1%      0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.

13                                                     Smith Barney Mutual Funds

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                         Shares issued:         Shares issued:
                         On reinvestment        Upon exchange
  Shares issued:         of dividends and       from another
  At initial purchase    distributions          Smith Barney fund



  Eight years after the  In same proportion     On the date the
  date of purchase       as the number of       shares originally
  payment                Class B shares         acquired would have
                         converting is to       converted into Class
                         total Class B shares   A shares
                         you own (excluding
                         shares issued as a
                         dividend)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney Mutual Funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney High Income Fund                                                 14

   MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

- On payments made through certain systematic withdrawal plans

- On certain distributions from a retirement plan

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

15                                                     Smith Barney Mutual Funds

   BUYING SHARES

           Through a   You should contact your Service Agent to open a brokerage account and
       Service Agent   make arrangements to buy shares.
                       If you do not provide the following information, your order will be rejected:
                       - Class of shares being bought
                       - Dollar amount or number of shares being bought
                       Your Service Agent may charge an annual account maintenance fee.
---------------------------------------------------------------------------------------------
         Through the   Qualified retirement plans and certain other investors who are clients
                fund   of certain Service Agents are eligible to buy shares directly from the fund.
                       - Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                           SMITH BARNEY HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RHODE ISLAND 02940-9699
                       - Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
                       - For more information, please call Smith Barney Shareholder Services at 1-800-451-2010.
---------------------------------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub-transfer agent to
          systematic   transfer funds automatically from (i) a regular bank account, (ii)
     investment plan   cash held in a brokerage account opened with a Service Agent or (iii)
                       certain money market funds, in order to buy shares on a regular basis.
                       - Amounts transferred should be at least: $25 monthly or $50 quarterly
                       - If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                       For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

Smith Barney High Income Fund                                                 16

   EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to exchange into other
       a distinctive   Smith Barney funds. Be sure to read the prospectus of the
     family of funds   Smith Barney fund into which you are exchanging. An exchange
    tailored to help   is a taxable transaction.
    meet the varying
       needs of both   - You may exchange shares only for shares of the same class
     large and small     of another Smith Barney fund. Not all Smith Barney funds
           investors     offer all classes.
                       - Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer
                         agent for further information.
                       - Exchanges of Class A, Class B, and Class L shares are
                         subject to minimum investment requirements (except for
                         systematic investment plan exchanges), and all shares are
                         subject to the other requirements of the fund into which
                         exchanges are made.
                       - If you hold share certificates, the sub-transfer agent
                         must receive the certificates endorsed for transfer or
                         with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                       - The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
-----------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial sales charge
          additional   at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will continue to be
                       measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be
                       reduced.

17                                                     Smith Barney Mutual Funds


        By telephone   If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith
                       Barney Shareholder Services at 1-800-451-2010 between 9:00
                       a.m. and 4:00 p.m. (Eastern time).

                       You can make telephone exchanges only between accounts that have identical registrations.
-----------------------------------------------------------------------------------
             By mail   If you do not have a brokerage account, contact your Service
                       Agent or write to the sub-transfer agent at the address on the following page.

Smith Barney High Income Fund                                                 18

   REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares of the fund.
                       If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with
                       signed stock powers before the redemption is effective.
                       If the shares are held by a fiduciary or corporation, other documents may be required.
                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your
                       redemption proceeds will not be sent to you until your
                       original check clears, which may take up to 15 days.
                       If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other
                       cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-----------------------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send written
                       requests to the fund at the following address:
                            SMITH BARNEY INCOME FUNDS
                            SMITH BARNEY HIGH INCOME FUND
                            (SPECIFY CLASS OF SHARES)
                            C/O PFPC GLOBAL FUND SERVICES
                            P.O. BOX 9699
                            PROVIDENCE, RHODE ISLAND 02940-9699

                       Your written request must provide the following:
                       - The name of the fund and account number
                       - The class of shares and the dollar amount or number of
                         shares to be redeemed
                       - Signatures of each owner exactly as the account is
                         registered

19                                                     Smith Barney Mutual Funds


        By telephone   If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to
                       authorize telephone redemptions. If eligible, you may
                       request redemptions by telephone on any day the New York
                       Stock Exchange is open. Call the Smith Barney Shareholder
                       Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                       (Eastern time).
                       Your redemption proceeds can be sent by check to your
                       address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You
                       must submit a new authorization form to change the bank
                       account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).
-----------------------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption of a portion of
                cash   your shares on a monthly or quarterly basis. To qualify you
          withdrawal   must own shares of the fund with a value of at least $10,000
               plans   ($5,000 for retirement plan accounts) and each automatic
                       redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                       The following conditions apply:
                       - Your shares must not be represented by certificates
                       - All dividends and distributions must be reinvested

                       For more information, contact your Service Agent or consult the SAI.

Smith Barney High Income Fund                                                 20

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

- Reject any purchase or exchange order

- Change, revoke or suspend the exchange privilege

- Suspend telephone transactions

21                                                     Smith Barney Mutual Funds

- Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

Smith Barney High Income Fund                                                 22

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

             TRANSACTION                    FEDERAL TAX STATUS
  Redemption or exchange of shares   Usually capital gain or loss;
                                     long-term only if shares owned
                                     more than one year
  Long-term capital gain             Long-term capital gain
    distributions
  Short-term capital gain            Ordinary income
    distributions
  Dividends                          Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

23                                                     Smith Barney Mutual Funds

   SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney High Income Fund                                                 24

   FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

             FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                            2002(1)    2001(1)    2000(1)    1999(1)      1998
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                      $7.52      $9.43     $10.30     $11.74     $11.82
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income(2)      0.72       0.96       1.04       1.00       1.02
  Net realized and
    unrealized loss(2)         (1.50)     (1.88)     (0.95)     (1.44)     (0.01)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                   (0.78)     (0.92)      0.09      (0.44)      1.01
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (0.69)     (0.99)     (0.96)     (0.99)     (1.09)
  Capital                      (0.08)     (0.00)*       --      (0.01)      --
--------------------------------------------------------------------------------
Total distributions            (0.77)     (0.99)     (0.96)     (1.00)     (1.09)
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $5.97      $7.52      $9.43     $10.30     $11.74
--------------------------------------------------------------------------------
Total return                  (11.21)%   (10.33)%     0.93%     (3.65)%     8.85%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                   $318,788   $384,411   $412,333   $493,725   $512,294
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                      1.08%      1.06%      1.08%      1.05%      1.05%
  Net investment income(2)     10.31      11.30      10.43       9.24       8.61
--------------------------------------------------------------------------------
Portfolio turnover rate           83%        82%        65%        96%       102%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  In November 2000, the American Institute for Certified
     Public Accountants issued the revised Audit and Accounting
     Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.72, $1.50 and 10.43% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

25                                                     Smith Barney Mutual Funds

             FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                            2002(1)    2001(1)    2000(1)    1999(1)      1998
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                      $7.53      $9.44     $10.31     $11.75     $11.83
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income(2)      0.68       0.91       0.98       0.95       0.96
  Net realized and
    unrealized loss(2)         (1.49)     (1.88)     (0.94)     (1.44)     (0.01)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                   (0.81)     (0.97)      0.04      (0.49)      0.95
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (0.65)     (0.94)     (0.91)     (0.94)     (1.03)
  Capital                      (0.08)     (0.00)*     --        (0.01)      --
--------------------------------------------------------------------------------
Total distributions            (0.73)     (0.94)     (0.91)     (0.95)     (1.03)
--------------------------------------------------------------------------------
Net asset value, end of
  year                         $5.99      $7.53      $9.44     $10.31     $11.75
--------------------------------------------------------------------------------
Total return                  (11.53)%   (10.82)%     0.40%     (4.15)%     8.34%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                   $330,362   $462,757   $614,996   $817,382   $859,472
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                      1.57%      1.56%      1.57%      1.55%      1.55%
  Net investment income(2)      9.82      10.78       9.87       8.75       8.11
--------------------------------------------------------------------------------
Portfolio turnover rate           83%        82%        65%        96%       102%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  In November 2000, the American Institute for Certified
     Public Accountants issued the revised Audit and Accounting
     Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.69, $1.50 and 9.94% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 26

                   FOR A CLASS L SHARE OF BENEFICIAL INTEREST
                OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                             2002(1)    2001(1)    2000(1)    1999(1)    1998(2)
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                       $7.54      $9.46     $10.32     $11.76    $11.84
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income(3)       0.69       0.91       0.99       0.96      0.97
  Net realized and
    unrealized loss(3)          (1.49)     (1.88)     (0.94)     (1.45)    (0.01)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                    (0.80)     (0.97)      0.05      (0.49)     0.96
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (0.66)     (0.95)     (0.91)     (0.94)    (1.04)
  Capital                       (0.08)     (0.00)*     --        (0.01)     --
--------------------------------------------------------------------------------
Total distributions             (0.74)     (0.95)     (0.91)     (0.95)    (1.04)
--------------------------------------------------------------------------------
Net assets value, end of
  year                          $6.00      $7.54      $9.46     $10.32    $11.76
--------------------------------------------------------------------------------
Total return                   (11.43)%   (10.83)%     0.57%     (4.08)%    8.38%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                    $145,900   $166,482   $122,367   $142,477   $92,946
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                       1.51%      1.49%      1.51%      1.48%     1.48%
  Net investment income(3)       9.88      10.88       9.96       8.84      8.15
--------------------------------------------------------------------------------
Portfolio turnover rate            83%        82%        65%        96%      102%
--------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3)  In November 2000, the American Institute for Certified
     Public Accountants issued the revised Audit and Accounting
     Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.69, $1.49 and 10.00% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

27                                                     Smith Barney Mutual Funds

             FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED JULY 31:

                            2002(1)    2001(1)    2000(1)    1999(1)      1998
--------------------------------------------------------------------------------
Net asset value, beginning
  of year                      $7.55      $9.46     $10.33     $11.77     $11.84
--------------------------------------------------------------------------------
Income (loss) from
  operations:
  Net investment income(2)      0.74       1.02       1.09       1.02       1.05
  Net realized and
    unrealized loss(2)         (1.50)     (1.92)     (0.97)     (1.42)     (0.01)
--------------------------------------------------------------------------------
Total income (loss) from
  operations                   (0.76)     (0.90)      0.12      (0.40)      1.04
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (0.71)     (1.01)     (0.99)     (1.03)     (1.11)
  Capital                      (0.08)     (0.00)*     --        (0.01)      --
--------------------------------------------------------------------------------
Total distributions            (0.79)     (1.01)     (0.99)     (1.04)     (1.11)
--------------------------------------------------------------------------------
Net assets value, end of
  year                         $6.00      $7.55      $9.46     $10.33     $11.77
--------------------------------------------------------------------------------
Total return                  (10.84)%    (9.99)%     1.29%     (3.33)%     9.18%
--------------------------------------------------------------------------------
Net assets, end of year
  (000)'s                   $125,800   $158,563   $246,376   $211,693   $211,781
--------------------------------------------------------------------------------
Ratios to average net
  assets:
  Expenses                      0.74%      0.72%      0.71%      0.72%      0.72%
  Net investment income(2)     10.66      11.63      10.87       9.52       8.83%
--------------------------------------------------------------------------------
Portfolio turnover rate           83%        82%        65%        96%       102%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  In November 2000, the American Institute for Certified
     Public Accountants issued the revised Audit and Accounting
     Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.75, $1.51 and 10.77% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
 *   Amount represents less than $0.01 per share.

Smith Barney High Income Fund                                                 28

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY HIGH INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)
FD0220 11/02

                                   PROSPECTUS
                                   ----------

                       ----------------------------------

                                  SMITH BARNEY
                                   MUNICIPAL
                                HIGH INCOME FUND

                       ----------------------------------

CLASS A, B, L AND Y SHARES

NOVEMBER 28, 2002






The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.




                        [SMITH BARNEY MUTUAL FUNDS LOGO]
                   Your Serious Money Professionally Managed

   -------------------------------------------------------------------------
   INVESTMENT PRODUCTS NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
   -------------------------------------------------------------------------

SMITH BARNEY
MUNICIPAL HIGH INCOME FUND


 CONTENTS

Investments, risks and performance.........................    2

More on the fund's investments.............................    7

Management.................................................    8

Choosing a class of shares to buy..........................    9

Comparing the fund's classes...............................   10

Sales charges..............................................   11

More about deferred sales charges..........................   14

Buying shares..............................................   15

Exchanging shares..........................................   16

Redeeming shares...........................................   18

Other things to know about share transactions..............   20

Dividends, distributions and taxes.........................   22

Share price................................................   24

Financial highlights.......................................   25

The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.

1                                                      Smith Barney Mutual Funds

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks to maximize current income exempt from federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in intermediate-term and long-term municipal securities rated medium investment grade, low investment grade or below investment grade by a nationally recognized rating organization or if unrated, of comparable quality. Municipal securities include bonds and leases issued by any of the 50 states and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from regular federal income taxes (but may be subject to federal alternative minimum taxes). Intermediate-term and long-term municipal securities have remaining maturities at the time of purchase of from three to more than thirty years. Investment grade bonds are those rated in any of the four highest long-term rating categories, or if unrated, of comparable quality. The fund may invest up to 50% of its assets in obligations rated below investment grade, or if unrated, of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories by a nationally rated statistical rating organization or if unrated of similar credit quality.

SELECTION PROCESS The manager selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the manager:

- Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

- Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk

- May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

- Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Smith Barney Municipal High Income Fund                                        2

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

- Interest rates rise, causing the value of the fund's portfolio to decline

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded. This risk is higher for below investment grade bonds, as described below

- Municipal securities fall out of favor with investors

- Interest rates rise above the coupon rate on one or more bonds held by the fund, extending the effective maturity date and causing increased price sensitivity. This is known as "extension risk"

- Issuers of bonds held by the fund exercise call options, forcing the fund to reinvest the proceeds in lower yielding securities. This is known as "prepayment risk."

- Unfavorable legislation affects the tax-exempt status of municipal bonds

- The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Below investment grade fixed income securities, which are commonly known as "junk bonds," are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments.

It is possible that some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or on transactions in derivatives. Some of the fund's income may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state and local personal income taxes and state and local corporate income and franchise taxes.

WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:

- Are a taxpayer in a high federal tax bracket seeking income exempt from regular federal taxation

- Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

- Are willing to accept the risks of below investment grade municipal securities

3                                                      Smith Barney Mutual Funds

RISK RETURN BAR CHART

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class B shares for each of the past 10 calendar years. Class A, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

                        TOTAL RETURN FOR CLASS B SHARES

[RISK RETURN BAR CHART IN PRINTABLE GRAPHIC]

92                                                             8.73
93                                                            11.78
94                                                            -6.49
95                                                            15.82
96                                                             3.85
97                                                             9.12
98                                                             4.96
99                                                            -5.40
00                                                             5.61
01                                                             3.40

                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS (PAST 10 YEARS):

Highest: 6.49% in 1st quarter 1995; Lowest: (5.66)% in 1st quarter 1994. Year to date: 5.17% through 9/30/02.

Smith Barney Municipal High Income Fund                                        4

RISK RETURN TABLE

This table compares the before and after tax average annual total return of the fund for the periods shown and that of the Lehman Brothers Municipal Bond Index ("Lehman Index"), a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Lehman Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class B and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

                          AVERAGE ANNUAL TOTAL RETURNS
                     CALENDAR YEARS ENDED DECEMBER 31, 2001

                                                              SINCE     INCEPTION
                                1 YEAR   5 YEAR   10 YEAR   INCEPTION     DATE

           Class B

     Return Before Taxes        (0.98%)  3.27%     4.93%      6.76%     9/16/85
      Return After Taxes
       on Distributions         (0.98%)  3.06%     4.79%        N/A
      Return After Taxes
     on Distributions and
     Sale of Fund Shares         1.76%   3.64%     5.04%        N/A

         Other Classes (Return Before Taxes Only)

              A                 (0.20%)  3.12%       N/A      4.77%     11/6/92

              L                  1.42%   3.17%       N/A      5.41%     11/17/94

              Y*                   N/A     N/A       N/A        N/A     11/6/92

         Lehman Index            5.13%   5.98%     6.63%        N/A        **

 * There were no Class Y shares outstanding for the calendar year ended December 31, 2001.
** Index comparison begins on December 31, 1991.

5                                                      Smith Barney Mutual Funds

FEE TABLE
This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS L    CLASS Y
  Maximum sales charge (load) imposed on
  purchases (as a % of offering price)       4.00%     None      1.00%      None

  Maximum deferred sales charge (load) (as
  a % of the lower of net asset value at
  purchase or redemption)                    None*     4.50%     1.00%      None

                         ANNUAL FUND OPERATING EXPENSES

  (EXPENSES DEDUCTED FROM FUND ASSETS)  CLASS A   CLASS B   CLASS L   CLASS Y**
  Management fee                         0.60%     0.60%     0.60%      0.60%

  Distribution and service (12b-1)
    fees                                 0.15%     0.65%     0.70%       None
  Other expenses                         0.09%     0.10%     0.08%      0.07%

  Total annual fund operating expenses   0.84%     1.35%     1.38%      0.69%
                                         =====     =====     =====      =====

 *You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
**For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of the fiscal year end July 31, 2002.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown

- Your investment has a 5% return each year

- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      NUMBER OF YEARS YOU OWN YOUR SHARES

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without
  redemption)                         $482     $657      $847      $1,396
  Class B (redemption at end of
  period)                             $587     $728      $839      $1,484
  Class B (no redemption)             $137     $428      $739      $1,484
  Class L (redemption at end of
  period)                             $339     $533      $848      $1,741
  Class L (no redemption)             $239     $533      $848      $1,741
  Class Y (with or without
  redemption)                         $ 70     $221      $384      $  859

Smith Barney Municipal High Income Fund                                        6

   MORE ON THE FUND'S INVESTMENTS

MUNICIPAL SECURITIES Municipal securities are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The interest on these bonds is exempt from regular federal income tax. As a result, the interest rate payable on these bonds normally is lower than that payable on bonds whose interest is subject to federal income taxation. The municipal securities in which the fund invests include general obligation bonds, revenue bonds and notes, and municipal leases. These securities may pay interest at fixed, variable or floating rates. Municipal leases are participations in debt obligations issued by municipalities consisting of leases or installment contracts for property or equipment. The fund may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as financial futures and options on financial futures, for any of the following purposes:

- To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates

- As a substitute for buying or selling securities

- As a cash flow management technique

A futures contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in futures can have a big impact on a fund's interest rate exposure. Therefore, using futures can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on futures if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain futures present the same types of default risk as issuers of fixed income securities. Futures can also make a fund less liquid and harder to value, especially in declining markets.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

7                                                      Smith Barney Mutual Funds

   MANAGEMENT

MANAGER The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Peter M. Coffey, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since February 1999. Mr. Coffey has over 34 years of securities business experience.

MANAGEMENT FEES During the fund's most recent fiscal year, the manager received an advisory fee and an administrative fee equal to 0.40% and 0.20%, respectively, of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.

Smith Barney Municipal High Income Fund                                        8

   CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

- If you plan to invest regularly or in large amounts, buying Class A or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

- For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

- Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

- A broker/dealer, financial intermediary, financial institution or a distributor's financial consultant (each called a "Service Agent")

- The fund, but only if you are investing through certain Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                  INITIAL              ADDITIONAL
                                       CLASSES A, B, L     CLASS Y     ALL CLASSES
  General                                $1,000          $15 million       $50

  Monthly Systematic Investment Plans     $25                    n/a       $25
  Quarterly Systematic Investment
  Plans                                   $50                    n/a       $50

  Uniform Gifts or Transfers to Minor
  Accounts                                $250           $15 million       $50

9                                                      Smith Barney Mutual Funds

   COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                            CLASS A           CLASS B           CLASS L           CLASS Y
KEY FEATURES            - Initial sales   - No initial      - Initial sales   - No initial or
                          charge            sales charge      charge is         deferred
                        - You may         - Deferred          lower than        sales charge
                          qualify for       sales charge      Class A         - Must invest
                          reduction or      declines over   - Deferred          at least $15
                          waiver of         time              sales charge      million
                          initial sales   - Converts to       for only 1      - Lower annual
                          charge            Class A after     year              expenses than
                        - Lower annual      8 years         - Does not          other classes
                          expenses than   - Higher annual     convert to
                          Class B and       expenses than     Class A
                          Class L           Class A         - Higher annual
                                                              expenses than
                                                              Class A
---------------------------------------------------------------------------------------------
INITIAL SALES CHARGE       Up to 4.00%;      None             1.00%              None
                           reduced for
                           large
                           purchases
                           and waived
                           for certain
                           investors.
                           No charge
                           for
                           purchases of
                           $500,000 or
                           more
---------------------------------------------------------------------------------------------
DEFERRED SALES CHARGE      1.00% on          Up to 4.50%       1.00% if you      None
                           purchases of      charged when      redeem
                           $500,000 or       you redeem        within 1
                           more if you       shares. The       year of
                           redeem            charge is         purchase
                           within 1          reduced over
                           year of           time and
                           purchase          there is no
                                             deferred
                                             sales charge
                                             after 6
                                             years
---------------------------------------------------------------------------------------------
ANNUAL DISTRIBUTION        0.15% of          0.65% of          0.70% of          None
AND SERVICE FEES           average daily     average daily     average daily
                           net assets        net assets        net assets
---------------------------------------------------------------------------------------------
EXCHANGE PRIVILEGE*        Class A           Class B           Class L           Class Y
                           shares of most    shares of most    shares of most    shares of most
                           Smith Barney      Smith Barney      Smith Barney      Smith Barney
                           funds             funds             funds             funds
---------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Municipal High Income Fund                                       10

   SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                                    SALES CHARGE   BROKER/DEALER
                                    SALES CHARGE     AS A % OF       COMMISSION
                                     AS A % OF       NET AMOUNT       AS % OF
        AMOUNT OF PURCHASE         OFFERING PRICE     INVESTED     OFFERING PRICE
  Less than $25,000                  4.00%            4.17%            3.60%
  $25,000 but less than $50,000      3.50             3.63             3.15
  $50,000 but less than $100,000     3.00             3.09             2.70
  $100,000 but less than $250,000    2.50             2.56             2.25
  $250,000 but less than $500,000    1.50             1.52             1.35
  $500,000 or more                   0.00             0.00         up to 1.00*

* The distributor pays up to 1.00% to the Service Agent.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

11                                                     Smith Barney Mutual Funds

     Accumulation privilege - lets you combine the current value of Class A shares owned

     - by you, or

     - by members of your immediate family,

     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

     Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

- Employees of NASD members

- Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

- Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

    YEAR AFTER PURCHASE     1ST   2ND   3RD   4TH   5TH   6TH THROUGH 8TH
  Deferred sales charge     4.5%   4%    3%    2%    1%      0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.15% of the average daily net assets represented by the Class B shares they are servicing.

Smith Barney Municipal High Income Fund                                       12

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

                         Shares issued: On      Shares issued: Upon
                         reinvestment of        exchange from another
  Shares issued: At      dividends and          Smith Barney fund
  initial purchase       distributions
  Eight years after the  In same proportion as  On the date the
  date of purchase       the number of Class B  shares originally
  payment                shares converting is   acquired would have
                         to total Class B       converted into Class
                         shares you own         A shares
                         (excluding shares
                         issued as dividends)

CLASS L SHARES

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchases, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

13                                                     Smith Barney Mutual Funds

   MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

- On payments made through certain systematic withdrawal plans

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Smith Barney Municipal High Income Fund                                       14

   BUYING SHARES


           Through a   You should contact your Service Agent to open a
       Service Agent   brokerage account and make arrangements to buy
                       shares.
                       If you do not provide the following information,
                       your order will be rejected:
                       - Class of shares being bought
                       - Dollar amount or number of shares being bought
                       Your Service Agent may charge an annual account
                       maintenance fee.
-----------------------------------------------------------------------
         Through the   Certain investors who are clients of certain
                fund   Service Agents are eligible to buy shares
                       directly from the fund.
                       - Write the fund at the following address:
                           SMITH BARNEY INCOME FUNDS
                       MUNICIPAL HIGH INCOME FUND
                       (SPECIFY CLASS OF SHARES)
                       C/O PFPC GLOBAL FUND SERVICES
                       P.O. BOX 9699
                       PROVIDENCE, RI 02940-9699
                       - Enclose a check to pay for the shares. For
                         initial purchases, complete and send an account
                         application.
                       - For more information, please call Smith Barney
                         Shareholder Services at 1-800-451-2010.
-----------------------------------------------------------------------
           Through a   You may authorize your Service Agent or the sub-
          systematic   transfer agent to transfer funds automatically
     investment plan   from (i) a regular bank account, (ii) cash held
                       in a brokerage account opened with a Service
                       Agent or (iii) certain money market funds, in
                       order to buy shares on a regular basis.
                       - Amounts transferred should be at least: $25
                         monthly or $50 quarterly
                       - If you do not have sufficient funds in your
                         account on a transfer date, your Service Agent
                         or the sub-transfer agent may charge you a fee
                         For more information, contact your Service Agent
                         or the sub-transfer agent or consult the SAI.

15                                                     Smith Barney Mutual Funds

   EXCHANGING SHARES

 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund into which you are exchanging. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   - You may exchange shares only for shares of
           investors     the same class of another Smith Barney fund.
                         Not all Smith Barney funds offer all
                         classes.
                       - Not all Smith Barney funds may be offered
                         in your state of residence. Contact your
                         Service Agent or the transfer agent for
                         further information.
                       - Exchanges of Class A, Class B and Class L
                         shares are subject to minimum investment
                         requirements (except for systematic
                         investment plan exchanges), and all shares
                         are subject to the other requirements of
                         the fund into which exchanges are made.
                       - If you hold share certificates, the
                         sub-transfer agent must receive the
                         certificates endorsed for transfer or with
                         signed stock powers (documents transferring
                         ownership of certificates) before the
                         exchange is effective.
                       - The fund may suspend or terminate your
                         exchange privilege if you engage in an
                         excessive pattern of exchanges.
--------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial
          additional   sales charge at the time of the exchange.
       sales charges
                       Your deferred sales charge (if any) will
                       continue to be measured from the date of your
                       original purchase of shares subject to a
                       deferred sales charge. If the fund into which
                       you exchange has a higher deferred sales
                       charge, you will be subject to that charge.
                       If you exchange at any time into a fund with
                       a lower charge, the sales charge will not be
                       reduced.

Smith Barney Municipal High Income Fund                                       16


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange is open. Call Smith
                       Barney Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time).
                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------
             By mail   If you do not have a brokerage account,
                       contact your Service Agent or write to the
                       sub-transfer agent at the address on the
                       following page.

17                                                     Smith Barney Mutual Funds

   REDEEMING SHARES

           Generally   Contact your Service Agent to redeem shares
                       of the fund.

                       If you hold share certificates, the
                       sub-transfer agent must receive the
                       certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.
                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                       If you have a brokerage account with a
                       Service Agent, your redemption proceeds will
                       be placed in your account and not reinvested
                       without your specific instruction. In other
                       cases, unless you direct otherwise, your
                       redemption proceeds will be paid by check
                       mailed to your address of record.
--------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send
                       written requests to the fund at the following
                       address:

                           SMITH BARNEY INCOME FUNDS
                           MUNICIPAL HIGH INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RI 02940-9699

                       Your written request must provide the
                       following:
                       - The name of the fund and account number
                       - The class of shares and the dollar amount
                         or number of shares to be redeemed
                       - Signatures of each owner exactly as the
                         account is registered

Smith Barney Municipal High Income Fund                                       18


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares in amounts up to $50,000 per day
                       through the fund. You must complete an
                       authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the New
                       York Stock Exchange is open. Call Smith
                       Barney Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time).

                       Your redemption proceeds can be sent by check
                       to your address of record or by wire or
                       electronic transfer (ACH) to a bank account
                       designated on your authorization form. You
                       must submit a new authorization form to
                       change the bank account designated to receive
                       wire or electronic transfers and you may be
                       asked to provide certain other documents. The
                       sub-transfer agent may charge a fee on a wire
                       or electric transfer (ACH).
--------------------------------------------------------------------
           Automatic   You can arrange for the automatic redemption
                cash   of a portion of your shares on a monthly or
          withdrawal   quarterly basis. To qualify you must own
               plans   shares of the fund with a value of at least
                       $10,000 and each automatic redemption must be
                       at least $50. If your shares are subject to a
                       deferred sales charge, the sales charge will
                       be waived if your automatic payments do not
                       exceed 1% per month of the value of your
                       shares subject to a deferred sales charge.
                       The following conditions apply:
                       - Your shares must not be represented by
                         certificates
                       - All dividends and distributions must be
                         reinvested

                       For more information, contact your Service
                       Agent or consult the SAI.

19                                                     Smith Barney Mutual Funds

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES. To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

- Reject any purchase or exchange order

- Change, revoke or suspend the exchange privilege

Smith Barney Municipal High Income Fund                                       20

- Suspend telephone transactions

- Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

21                                                     Smith Barney Mutual Funds

   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS The fund generally pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

             TRANSACTION                    FEDERAL TAX STATUS

  Redemption or exchange of shares   Usually capital gain or loss;
                                     long-term only if shares owned
                                     more than one year

  Long-term capital gain             Long term capital gain
    distributions


  Short-term capital gain            Ordinary income
    distributions

  Dividends                          Exempt from regular federal
                                     income taxes if from interest on
                                     tax-exempt securities (although
                                     possibly subject to federal
                                     alternative minimum taxes),
                                     otherwise ordinary income

Smith Barney Municipal High Income Fund                                       22

Any taxable dividends and capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

23                                                     Smith Barney Mutual Funds

   SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

Generally, the fund's investments are valued by an independent pricing service. If market quotations or a valuation from the pricing service is not readily available for a security, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities. A security's valuation may differ depending on the method used for determining value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Smith Barney Municipal High Income Fund                                       24

   FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.

 FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                      2002(1)   2001(1)   2000(1)   1999(1)    1998
------------------------------------------------------------------------------------
Net asset value, beginning of year    $15.82    $15.78    $16.98    $17.96    $18.07
------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)              1.02      1.03      0.92      0.92      0.95
  Net realized and unrealized gain
    (loss)(2)                          (0.45)     0.01     (1.12)    (0.55)     0.19
------------------------------------------------------------------------------------
Total income (loss) from operations     0.57      1.04     (0.20)     0.37      1.14
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (0.99)    (1.00)    (0.95)    (0.92)    (0.98)
  Net realized gain                       --        --     (0.05)    (0.43)    (0.27)
------------------------------------------------------------------------------------
Total distributions                    (0.99)    (1.00)    (1.00)    (1.35)    (1.25)
------------------------------------------------------------------------------------
Net asset value, end of year          $15.40    $15.82    $15.78    $16.98    $17.96
------------------------------------------------------------------------------------
Total return                            3.77%     6.84%    (1.00)%    2.06%     6.54%
------------------------------------------------------------------------------------
Net assets, end of year (millions)      $371      $368      $303      $289      $268
------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                              0.84%     0.82%     0.84%     0.82%     0.83%
  Net investment income(2)              6.56      6.50      6.13      5.21      5.24
------------------------------------------------------------------------------------
Portfolio turnover rate                   24%       29%       29%       50%       84%
------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

25                                                     Smith Barney Mutual Funds

 FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                     2002(1)   2001(1)   2000(1)   1999(1)    1998
-----------------------------------------------------------------------------------
Net asset value, beginning of year   $15.82    $15.79    $16.99    $17.98    $18.09
-----------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(2)             0.93      0.92      1.18      0.83      0.86
  Net realized and unrealized gain
    (loss)(2)                         (0.43)     0.04     (1.46)    (0.56)     0.19
-----------------------------------------------------------------------------------
Total income (loss) from operations    0.50      0.96     (0.28)     0.27      1.05
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.92)    (0.93)    (0.87)    (0.83)    (0.89)
  Net realized gain                      --        --     (0.05)    (0.43)    (0.27)
-----------------------------------------------------------------------------------
Total distributions                   (0.92)    (0.93)    (0.92)    (1.26)    (1.16)
-----------------------------------------------------------------------------------
Net asset value, end of year         $15.40    $15.82    $15.79    $16.99    $17.98
-----------------------------------------------------------------------------------
Total return                           3.26%     6.25%    (1.52)%    1.48%     6.01%
-----------------------------------------------------------------------------------
Net assets, end of year (millions)      $93      $119      $198      $353      $471
-----------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.35%     1.32%     1.34%     1.31%     1.32%
  Net investment income(2)             6.04      5.96      5.59      4.70      4.75
-----------------------------------------------------------------------------------
Portfolio turnover rate                  24%       29%       29%       50%       84%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, those amounts would have been $0.92, $(0.42) and 6.00% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

Smith Barney Municipal High Income Fund                                       26

 FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

                                    2002(1)   2001(1)   2000(1)   1999(1)   1998(2)
-----------------------------------------------------------------------------------
Net asset value, beginning of year   $15.80    $15.76   $16.96    $17.95    $18.07
-----------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.94      0.94     0.70      0.81      0.87
  Net realized and unrealized
    gain (loss)(3)                    (0.45)     0.01    (1.00)    (0.55)     0.16
-----------------------------------------------------------------------------------
Total income (loss) from
  operations                           0.49      0.95    (0.30)     0.26      1.03
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.90)    (0.91)   (0.85)    (0.82)    (0.88)
  Net realized gain                      --        --    (0.05)    (0.43)    (0.27)
-----------------------------------------------------------------------------------
Total distributions                   (0.90)    (0.91)   (0.90)    (1.25)    (1.15)
-----------------------------------------------------------------------------------
Net asset value, end of year         $15.39    $15.80   $15.76    $16.96    $17.95
-----------------------------------------------------------------------------------
Total return                           3.24%     6.21%   (1.61)%    1.42%     5.91%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s     $27,198   $20,906   $5,360    $3,122    $1,869
-----------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             1.38%     1.35%    1.44%     1.44%     1.42%
  Net investment income(3)             6.05      6.01     5.57      4.62      4.64
-----------------------------------------------------------------------------------
Portfolio turnover rate                  24%       29%      29%       50%       84%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

27                                                     Smith Barney Mutual Funds

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY
MUNICIPAL HIGH
INCOME FUND

An investment portfolio of Smith Barney Income Funds

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-04254)
FD0214 11/02

                                  PROSPECTUS

                                  SMITH BARNEY
                             TOTAL RETURN BOND FUND

         Class A, B, L and Y Shares
         November 28, 2002

         The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospctus is accurate or complete. Any statement to the contrary is a crime.

[GRAPHIC OMITTED]

          SMITH BARNEY
          MUTUAL FUNDS
          YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)
          INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

SMITH BARNEY
TOTAL RETURN BOND FUND

  CONTENTS

Investments, risks and performance.....................................     2

More on the fund's investments.........................................     7

Management.............................................................     8

Choosing a class of shares to buy......................................     9

Comparing the fund's classes...........................................    11

Sales charges..........................................................    12

More about deferred sales charges......................................    14

Buying shares..........................................................    15

Exchanging shares......................................................    17

Redeeming shares.......................................................    18

Other things to know about share transactions..........................    21

Dividends, distributions and taxes.....................................    23

Share price............................................................    24

Financial highlights...................................................    25


The fund is a separate series of Smith Barney Income Funds, a Massachusetts business trust.


                                                     Smith Barney Mutual Funds 1

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of the value of its net assets plus any borrowings, for investment purposes in the following types of fixed-income securities:


..    Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")

..    High grade mortgage-related securities issued by various governmental and non-governmental entities

..    Investment grade corporate debt securities

..    Investment grade taxable municipal securities

..    Investment grade asset backed securities

The fund may invest in securities of any maturity, and its effective portfolio maturity will vary based on the manager's outlook for interest rates.


SELECTION PROCESS The manager actively allocates and reallocates the fund's investments among the above securities categories. In allocating investments among categories, the manager considers economic and market conditions and the relative risks and opportunities of each category. The manager looks for:

..    Categories most favorably positioned in light of the manager's interest rate outlook

..    Categories with favorable relative yields of securities and at various maturities

..    Categories with the highest availability of attractive securities

Once the fund's category allocation has been determined, the manager selects individual securities within each category. The manager uses fundamental and quantitative analysis to select individual securities. The manager looks for:

..    Stable or improving credit quality

..    Low price relative to credit and interest characteristics

..    Potential for credit upgrades, unique structural characteristics or innovative features

2 Smith Barney Total Return Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..    Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund's portfolio

..    Interest rates decline, the issuers of securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment or call risk

..    Interest rates increase, slower than expected principal payments may extend the average life of fixed income securities held by the fund, locking in below market interest rates and reducing the value of these securities.
     This is known as extension risk

..    The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security's credit rating is downgraded

..    The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security or a particular category of fixed income securities proves to be incorrect

The fund's ability to achieve its investment goal of total return, consisting of interest income and capital appreciation, is limited in certain markets because the fund invests primarily in fixed-income securities.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

..    Are seeking total return through an investment in fixed-income securities

..    Are willing to accept the risks of various categories of fixed-income investments

Smith Barney Mutual Funds 3

RISK RETURN BAR CHART


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for the past 3 calendar years. Class B, L and Y shares have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.



                         TOTAL RETURN FOR CLASS A SHARES

                                [GRAPHIC OMITTED]

                        (5.84)%      11.53%          8.85%
                  ---------------------------------------------
                          99           00              01

                        CALENDAR YEARS ENDED DECEMBER 31

QUARTERLY RETURNS:


Highest: 5.51% in 1st quarter 2000; Lowest: (2.40)% in 2nd quarter 2000. Year to date: 4.47% through 9/30/02.


 4 Smith Barney Total Return Fund

RISK RETURN TABLE


This table compares the before and after tax average annual total return of the fund for the periods shown with that of the Merrill Lynch U.S. Corporate & Government 10+ Years Index (the "Merrill Lynch Index"), a total return index consisting of U.S. government agencies, Treasury securities and all investment-grade corporate-debt securities with maturities of ten years or more. The Merrill Lynch Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The before tax returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401 (k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



                         AVERAGE ANNUAL TOTAL RETURNS
                    CALENDAR YEARS ENDED DECEMBER 31, 2001
                                                          SINCE      INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   INCEPTION      DATE
 Class A
 Return Before Taxes     3.99%    n/a           n/a      3.86%       2/27/98
 Return After Taxes
 on Distributions        1.44%    n/a           n/a      1.35%
 Return After Taxes
 on Distributions and
 Sale of Fund Shares     2.38%    n/a           n/a      1.79%
 Other Classes (Return Before Taxes Only)

 Class B                 3.81%    n/a           n/a      4.15%       2/27/98
 Class L                 6.37%    n/a           n/a      4.35%       2/27/98
 Class Y*                 n/a     n/a           n/a       n/a        2/27/98
 Merrill Lynch Index     7.02%    n/a           n/a      6.52%          **

 *There were no Class Y shares outstanding for the calendar year ended December 31, 2001.

**Index comparison begins on February 27, 1998. Index performance reflects no deduction for fees, expenses or taxes.


                                                     Smith Barney Mutual Funds 5

FEE TABLE


This table sets forth the fees and expenses you may pay if you invest in fund shares.



                                 SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                         CLASS A      CLASS B       CLASS L      CLASS Y
 Maximum sales charge (load)
 imposed on purchases
 (as a % of offering price)        4.50%           None       1.00%          None
 Maximum deferred sales
 charge (load) (as a % of the
 lower of net asset value at
 purchase or redemption)           None*           4.50%      1.00%          None



                            ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)     CLASS A     CLASS B     CLASS L     CLASS Y**
 Management fee                         0.65%       0.65%       0.65%        0.65%
 Distribution and service (12b-1)
 fees                                   0.25%       0.75%       0.70%         None
 Other expenses                         0.15%       0.17%       0.15%        0.15%
                                        ----        ----        ----         ----
 Total annual fund operating
 expenses                               1.05%       1.57%       1.50%        0.80%


 * You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.


**For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of the fiscal year ended July 31, 2002.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..    You invest $10,000 in the fund for the period shown

..    Your investment has a 5% return each year

..    You reinvest all distributions and dividends without a sales charge


..    The fund's operating expenses (before fee waivers and/or expense reimbursement, if any) remain the same


6 Smith Barney Total Return Fund

                      NUMBER OF YEARS YOU OWN YOUR SHARES
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Class A (with or without redemption)     $ 552    $  769    $ 1,003   $ 1,675
 Class B (redemption at end of period)    $ 610    $  796    $   955   $ 1,728
 Class B (no redemption)                  $ 160    $  496    $   855   $ 1,728
 Class L (redemption at end of period)    $ 351    $  569    $   910   $ 1,873
 Class L (no redemption)                  $ 251    $  569    $   910   $ 1,873
 Class Y (with or without redemption)     $  82    $  255    $   444   $   990


  MORE ON THE FUND'S INVESTMENTS

DERIVATIVE CONTRACTS The fund may, but need not, use derivative contracts, such as options on securities, interest rate futures and options on interest rate futures:

..    To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or exchange rates; or

..    As a substitute for buying or selling securities; or

..    As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more indices or securities. Even a small investment in derivative contracts can have a big impact on a fund's securities market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond, as anticipated, to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The fund may invest up to 10% of its assets in options for hedging purposes.


SHORT-TERM INVESTMENTS Under normal market conditions, the fund may invest up to 20% of its assets in cash or short-term money market instruments, including U.S. government securities, bank obligations and commercial paper.

YANKEE BONDS The fund may invest in Yankee Bonds, which are U.S. dollar denominated fixed income securities of foreign issuers. The value

                                                     Smith Barney Mutual Funds 7
of these securities may decline (i) if the U.S. and/or foreign fixed income markets decline, (ii) if an adverse event depresses the value of an issuer's securities, or (iii) because of foreign government actions, political instability or limited availability of accurate information about foreign companies.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


  MANAGEMENT


MANAGER The fund's investment adviser and administrator is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in 1998. Mr. Deane has 32 years of investment management experience.


MANAGEMENT FEE For its services, the manager received a fee during the fund's last fiscal year equal to 0.65% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments

8 Smith Barney Total Return Fund
is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


  CHOOSING A CLASS OF SHARES TO BUY

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


..    If you plan to invest regularly or in large amounts, buying Class A or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

..    For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

..    Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..    A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

..    The fund, but only if you are investing through certain qualified plans or
     Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

                                                     Smith Barney Mutual Funds 9

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.



                                             INITIAL               ADDITIONAL
                                 CLASSES A, B, L        CLASS Y     ALL CLASSES
 General                        $    1,000           $15 million     $   50
 IRAs, Self Employed
 Retirement Plans, Uniform
 Gifts or Transfers to Minor
 Accounts                       $      250          $15 million      $   50
 Qualified Retirement
 Plans*                         $       25           $15 million     $   25
 Simple IRAs                    $        1               n/a         $    1
 Monthly Systematic
 Investment Plans               $       25               n/a         $   25
 Quarterly Systematic
 Investment Plans               $       50               n/a         $   50


* Qualified retirement plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.


10 Smith Barney Total Return Fund

  COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent receives different compensation depending upon which class you choose.


                         CLASS A             CLASS B             CLASS L            CLASS Y
 KEY FEATURES     .  Initial sales   .  No initial       .  Initial sales    .  No initial or
                     charge             sales charge        charge is           deferred sales
                  .  You may         .  Deferred sales      lower than          charge
                     qualify for        charge              Class A          .  Must invest at
                     reduction or       declines over    .  Deferred sales      least $15
                     waiver of          time                charge for          million
                     initial sales   .  Converts to         only 1 year      .  Lower annual
                     charge             Class A after    .  Does not            expenses than
                  .  Lower annual       8 years             convert to          other classes
                     expenses than   .  Higher              Class A
                     Class B and        annual           .  Higher
                     Class L            expenses than       annual
                                        Class A             expenses than
                                                            Class A
------------------------------------------------------------------------------------------------
 INITIAL SALES      Up to 4.50%;        None                1.00%               None
 CHARGE             reduced for
                    large
                    purchases and
                    waived for
                    certain
                    investors. No
                    charge for
                    purchases of
                    $500,000 or
                    more
------------------------------------------------------------------------------------------------
 DEFERRED SALES     1.00% on           Up to 4.50%         1.00% if you         None
 CHARGE             purchases of       charged when        redeem
                    $500,000 or        you redeem          within 1 year
                    more if you        shares. The         of purchase
                    redeem             charge is
                    within 1 year      reduced over
                    of purchase        time and
                                       there is no
                                       deferred sales
                                       charge after 6
                                       years.
------------------------------------------------------------------------------------------------
 ANNUAL             0.25% of           0.75% of            0.70% of            None
 DISTRIBUTION       average daily      average daily       average daily
 AND SERVICE        net assets         net assets          net assets
 FEES
------------------------------------------------------------------------------------------------
 EXCHANGE           Class A shares     Class B Shares      Class L shares      Class Y Shares
 PRIVILEGE*         of most Smith      of most Smith       of most Smith       of most Smith
                    Barney funds       Barney funds        Barney funds        Barney funds
------------------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney Funds available for exchange.



                                                    Smith Barney Mutual Funds 11

  SALES CHARGES

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.



                                                                     BROKER/DEALER
                                     SALES CHARGE    SALES CHARGE     COMMISSION
                                      AS A % OF       AS A % OF       AS A % OF
                                       OFFERING       NET AMOUNT       OFFERING
 AMOUNT OF PURCHASE                     PRICE          INVESTED         PRICE
 Less than $25,000                     4.50            4.71            4.05
 $25,000 but less than $50,000         4.00            4.17            3.60
 $50,000 but less than $100,000        3.50            3.63            3.15
 $100,000 but less than $250,000       2.50            2.56            2.25
 $250,000 but less than $500,000       1.50            1.52            1.35
 $500,000 or more                      -0-             -0-            up to 1.00*

* The distributor pays up to 1.00% to the Service Agent.


INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.



12 Smith Barney Total Return Fund

     Accumulation privilege - lets you combine the current value of Class A shares owned


     .    by you, or

     .    by members of your immediate family,


     and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


     Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

..    Employees of NASD members

..    Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup

..    Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

CLASS B SHARES


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.



 YEAR AFTER PURCHASE       1ST       2ND    3RD    4TH    5TH  6TH THROUGH 8TH
 Deferred sales charge    4.50%       4%     3%     2%     1%        0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


                                                    Smith Barney Mutual Funds 13

CLASS B CONVERSION After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:



                           SHARES ISSUED:              SHARES ISSUED:
                           ON REINVESTMENT             UPON EXCHANGE FROM
SHARES ISSUED:             OF DIVIDENDS AND            ANOTHER SMITH BAR-
AT INITIAL PURCHASE        DISTRIBUTIONS               NEY FUND
 Eight years after the     In same proportion as       On the date the
 date of purchase          the number of Class B       shares originally
 payment                   shares converting is to     acquired would have
                           total Class B shares        converted into Class A
                           you own (excluding          shares
                           shares issued as
                           dividends)


CLASS L SHARES


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2003.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 0.70% of the average daily net assets represented by the Class L shares held by their clients.


CLASS Y SHARES


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  MORE ABOUT DEFERRED SALES CHARGES

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.



14 Smith Barney Total Return Fund

In addition, you do not pay a deferred sales charge on:

..    Shares exchanged for shares of another Smith Barney fund

..    Shares representing reinvested distributions and dividends

..    Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

..    On payments made through certain systematic withdrawal plans

..    On certain distributions from a retirement plan

..    For involuntary redemptions of small account balances

..    For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


  BUYING SHARES

          Through a   You should contact your Service Agent to open a
      Service Agent   brokerage account and make arrangements to buy
                      shares.

                      If you do not provide the following information, your order will be rejected

                      .  Class of shares being bought

                      .  Dollar amount or number of shares being bought

                      Your Service Agent may charge an annual account maintenance fee.



                                                    Smith Barney Mutual Funds 15

--------------------------------------------------------------------------------

Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                  .    Write the fund at the following address:

                       SMITH BARNEY INCOME FUNDS
                       SMITH BARNEY TOTAL RETURN BOND FUND
                       (SPECIFY CLASS OF SHARES)
                       C/O PFPC GLOBAL FUND SERVICES
                       P.O. BOX 9699
                       PROVIDENCE, RI 02940-9699

                  . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                  .    For more information, please call Smith Barney
                       Shareholder Services at 1-800-451-2010.
--------------------------------------------------------------------------------
       Through a  You may authorize your Service Agent or the sub-transfer systematic  agent to transfer funds automatically from (i) a regular investment plan  bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                  . Amounts transferred should be at least: $25 monthly or $50 quarterly

                  . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                  For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.




16 Smith Barney Total Return Fund

  EXCHANGING SHARES


        Smith Barney   You should contact your Service Agent to exchange into other
offers a distinctive   Smith Barney funds. Be sure to read the prospectus of the
     family of funds   Smith Barney fund into which you are exchanging. An exchange
    tailored to help   is a taxable transaction.
    meet the varying
       needs of both   .    You may exchange shares only for shares of the same
     large and small        class of another Smith Barney fund. Not all Smith
           investors        Barney funds offer all classes.

                       . Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                       . Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

                       . If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                       .    The fund may suspend or terminate your exchange
                            privilege if you engage in an excessive pattern of
                            exchanges.
--------------------------------------------------------------------------------
           Waiver of   Your shares will not be subject to an initial sales
    additional sales   charge at the time of the exchange.
             charges
                       Your deferred sales charge (if any) will continue to
                       be measured from the date of your original purchase
                       of shares subject to a deferred sales charge. If the
                       fund into which you exchange has a higher deferred
                       sales charge, you will be subject to that charge. If you
                       exchange at any time into a fund with a lower
                       charge, the sales charge will not be reduced.




                                                    Smith Barney Mutual Funds 17

--------------------------------------------------------------------------------
        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to  exchange
                       shares through the fund. You must complete an
                       authorization form to authorize telephone transfers. If
                       eligible, you may make telephone exchanges on any day the
                       New York Stock Exchange is open. Call Smith Barney
                       Shareholder Services at 1-800-451-2010 between 9:00 a.m.
                       and 4:00 p.m. (Eastern time).

                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------------------
             By mail   If you do not have a brokerage account, contact your
                       Service Agent or write to the sub-transfer agent at
                       the address on the following page.


  REDEEMING SHARES

         Generally    Contact your Service Agent to redeem shares of the
                      fund.

                      If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                      If the shares are held by a fiduciary or corporation, other documents may be required.

                      Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                      If you have a brokerage account with a Service
                      Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

18 Smith Barney Total Return Fund

--------------------------------------------------------------------------------
           By mail    For accounts held directly at the fund, send written
                      requests to the fund at the following address:

                        SMITH BARNEY INCOME FUNDS
                        SMITH BARNEY TOTAL RETURN BOND FUND
                        (SPECIFY CLASS OF SHARES)
                        C/O PFPC GLOBAL FUND SERVICES
                        P.O. BOX 9699
                        PROVIDENCE, RI 02940-9699

                      Your written request must provide the following:


                      .    The name of the fund and account number

                      . The class of shares and the dollar amount or number of shares to be redeemed

                      . Signatures of each owner exactly as the account is registered



      By telephone    If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to
                      authorize telephone redemptions. If eligible, you may
                      request redemptions by telephone on any day the New York
                      Stock Exchange is open. Call Smith Barney Shareholder
                      Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                      (Eastern time).

                      Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form.
                      You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).




                                                    Smith Barney Mutual Funds 19

--------------------------------------------------------------------------------
    Automatic cash    You can arrange for the automatic redemption of a portion
                      of withdrawal plans your shares on a monthly or quarterly
                      basis. To qualify you must own shares of the fund with a
                      value of at least $10,000 ($5,000 for retirement plan
                      accounts) and each automatic redemption must be at least
                      $50. If your shares are subject to a deferred sales
                      charge, the sales charge will be waived if your automatic
                      payments do not exceed 1% per month of the value of your
                      shares subject to a deferred sales charge.

                      The following conditions apply:

                      .    Your shares must not be represented by certificates

                      .    All dividends and distributions must be reinvested

                      For more information, contact your Service Agent or consult the SAI.



20 Smith Barney Total Return Fund

  OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:


..    Name of the fund

..    Account number

..    Class of shares being bought, exchanged or redeemed

..    Dollar amount or number of shares being bought, exchanged or redeemed

..    Signature of each owner exactly as the account is registered


The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.



SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

..    Are redeeming over $50,000

..    Are sending signed share certificates or stock powers to the sub-transfer agent

..    Instruct the sub-transfer agent to mail the check to an address different from the one on your account

..    Changed your account registration

..    Want the check paid to someone other than the account owner(s)

..    Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..    Suspend the offering of shares

..    Waive or change minimum and additional investment amounts

..    Reject any purchase or exchange order

..    Change, revoke or suspend the exchange privilege

..    Suspend telephone transactions



                                                    Smith Barney Mutual Funds 21

..    Suspend or postpone redemptions of shares on any day when trading on the
     New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission

..    Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information, contact your Service Agent or the transfer agent or consult the SAI.


EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by a shareholder.


SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



22 Smith Barney Total Return Fund

  DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


TAXES In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.


 TRANSACTION                                 FEDERAL TAX STATUS
 Redemption or exchange of shares            Usually capital gain or loss; long-
                                             term only if shares owned more
                                             than one year

 Long-term capital gain distributions        Long-term capital gain

 Short-term capital gain distributions       Ordinary income

 Dividends                                   Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                    Smith Barney Mutual Funds 23

  SHARE PRICE

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. In unusual circumstances, instead of valuing securities in the usual manner, the fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.




24 Smith Barney Total Return Fund

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares, because no Class Y shares were outstanding for the periods shown.




FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
EACH YEAR ENDED JULY 31:
--------------------------------------------------------------------------------------------------------
                                        2002(1)     2001(1)     2000(1)     1999(1)         1998(2)
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year     $11.08     $  10.34    $ 10.67     $  11.53      $   11.46
--------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(3)(4)            0.66         0.69       0.70         0.67           0.25
   Net realized and unrealized
    gain (loss)(4)                        0.09         0.79      (0.35)       (0.85)          0.05
--------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                             0.75         1.48       0.35        (0.18)          0.30
--------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                 (0.67)       (0.74)     (0.68)       (0.68)         (0.23)
--------------------------------------------------------------------------------------------------------
 Total distributions                     (0.67)       (0.74)     (0.68)       (0.68)         (0.23)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of year           $11.16      $ 11.08     $10.34      $ 10.67      $   11.53
--------------------------------------------------------------------------------------------------------
 Total return                             6.98%       14.83%      3.40%       (1.79)%         2.64%(+)
--------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s       $48,276      $38,614    $32,972      $52,101      $  54,674
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses(3)                            1.05%        1.05%      1.08%        1.02%          1.00%(++)
   Net investment income(4)               5.95         6.47       6.69         5.88           5.39(++)
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                     4%           8%         8%          32%             0%
--------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.


(2)  For the period from February 27, 1998 (inception date) through July 31,
     1998.

(3) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease on net investment income and the actual expense ratios would have been as follows:

                    PER SHARE DECREASES              EXPENSE RATIOS
                 IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
                    1999            1998           1999         1998(++)
  Class A      $    0.01       $    0.01           1.11%        1.21%


                                                   Smith Barney Mutual Funds 25

(4) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the net investment income, net realized and unrealized gain (loss) and ratio of net investment income to average net assets would have been $0.67, $0.08 and 6.03%, respectively. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return is not annualized, as it may not be representative of the total return for the year.

(++) Annualized.

                   FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                        EACH YEAR ENDED JULY 31:
--------------------------------------------------------------------------------------------------------
                                        2002(1)     2001(1)     2000(1)     1999(1)         1998(2)
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year     $ 11.08     $ 10.34     $ 10.67     $ 11.53      $   11.46
--------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(3)(4)             0.60        0.63        0.64        0.62           0.23
   Net realized and unrealized
    gain (loss)(4)                         0.09        0.80       (0.35)      (0.86)          0.05
--------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                              0.69        1.43        0.29       (0.24)          0.28
--------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                  (0.61)      (0.69)      (0.62)      (0.62)         (0.21)
--------------------------------------------------------------------------------------------------------
 Total distributions                      (0.61)      (0.69)      (0.62)      (0.62)         (0.21)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of year           $ 11.16     $ 11.08     $ 10.34     $ 10.67      $   11.53
--------------------------------------------------------------------------------------------------------
 Total return                              6.42%      14.26%       2.83%      (2.29)%         2.48%(+)
--------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s        $92,553     $72,605     $64,843     $85,991      $  81,797
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses(3)                             1.57%       1.58%       1.61%       1.52%          1.50%(++)
   Net investment income(4)                5.43        5.95        6.15        5.39           4.90 (++)
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                      4%          8%          8%         32%             0%
--------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 27, 1998 (inception date) through July 31,
     1998.


(3) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:


                  PER SHARE DECREASE               EXPENSE RATIOS
               IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
                  1999            1998           1999         1998(++)
 Class B     $    0.01       $    0.01           1.61%        1.71%

(4) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.50%. In addition, the impact of this change to net investment income and net realized and unrealized gain (loss) per share for 2002 was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return is not annualized, as it may not be representative of the total return for the year.

(++) Annualized.


                                                    Smith Barney Mutual Funds 27

                   FOR A CLASS L SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                                        EACH YEAR ENDED JULY 31:
--------------------------------------------------------------------------------------------------------
                                        2002(1)     2001(1)     2000(1)     1999(1)         1998(2)
--------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year     $ 11.08     $ 10.34     $ 10.67     $ 11.53      $   11.46
--------------------------------------------------------------------------------------------------------
 Income (loss) from operations:
   Net investment income(3)(4)             0.61        0.64        0.65        0.62           0.22
   Net realized and unrealized
    gain (loss) (4)                        0.08        0.79       (0.35)      (0.86)          0.06
--------------------------------------------------------------------------------------------------------
 Total income (loss) from
   operations                              0.69        1.43        0.30       (0.24)          0.28
--------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net investment income                  (0.61)      (0.69)      (0.63)      (0.62)         (0.21)
--------------------------------------------------------------------------------------------------------
 Total distributions                      (0.61)      (0.69)      (0.63)      (0.62)         (0.21)
--------------------------------------------------------------------------------------------------------
 Net asset value, end of year           $ 11.16     $ 11.08     $ 10.34     $ 10.67      $   11.53
--------------------------------------------------------------------------------------------------------
 Total return                              6.49%      14.30%       2.89%      (2.24)%         2.49%(+)
--------------------------------------------------------------------------------------------------------
 Net assets, end of year (000)'s        $49,976     $30,922     $16,711     $24,253      $  20,386
--------------------------------------------------------------------------------------------------------
 Ratios to average net assets:
   Expenses(3)                             1.50%       1.52%       1.57%       1.47%          1.45%(++)
   Net investment income (4)               5.50        5.98        6.18        5.44           4.97 (++)
--------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                      4%          8%          8%         32%             0%
--------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 27, 1998 (inception date) through July 31,
     1998.

(3) The manager waived part of its fees for the year ended July 31, 1999 and the period ended July 31, 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratios would have been as follows:


                    PER SHARE DECREASE               EXPENSE RATIOS
                 IN NET INVESTMENT INCOME          WITHOUT FEE WAIVERS
                    1999            1998           1999         1998(++)
  Class L      $    0.01       $    0.01          1.56%         1.66%

(4) In November 2000, the American Institute for Certified Public Accountants issued the revised Audit and Accounting Guide for Investment Companies, which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires the fund to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 5.57%. In addition, the impact of this change to net investment income and net realized and unrealized gain (loss) per share for 2002 was less than $0.01. Per share, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(+) Total return is not annualized, as it may not be representative of the total return for the year.

(++) Annualized.

               [GRAPHIC OMITTED] [SMITH BARNEY MUTUAL FUNDS LOGO]
                                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(SM)

SMITH BARNEY
TOTAL RETURN
BOND FUND

AN INVESTMENT PORTFOLIO OF SMITH BARNEY INCOME FUNDS

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance, during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-04254)
FD01376 11/02

                               November 28, 2002



                      STATEMENT OF ADDITIONAL INFORMATION


                           SMITH BARNEY INCOME FUNDS

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010


   This Statement of Additional Information (the "SAI") is not a prospectus and is meant to be read in conjunction with each prospectus of the Smith Barney Income Funds (the "Trust") dated November 28, 2002, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. Each fund's prospectus may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, or a financial institution (each called a "Service Agent") or by writing or calling the Trust at the address or telephone number set forth above. Shares of Smith Barney Income Funds are offered currently with a choice of seven series portfolios: Smith Barney Balanced Fund (the "Balanced Fund") (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund (the "Convertible Fund"), Smith Barney Diversified Strategic Income Fund (the "Diversified Strategic Income Fund"), Smith Barney Exchange Reserve Fund (the "Exchange Fund"), Smith Barney High Income Fund (the "High Income Fund"), Smith Barney Municipal High Income Fund (the "Municipal High Income Fund") and Smith Barney Total Return Bond Fund (the "Total Return Bond Fund") (collectively referred to as "funds" and individually as a "fund").





   This SAI is not a prospectus. It is intended to provide more detailed information about each fund as well as matters already discussed in each prospectus and therefore should be read in conjunction with each of the Prospectuses dated November 28, 2002, which may be obtained from the Trust or your Service Agent.


                                   CONTENTS


   For ease of reference, the same section headings are used in each of the funds' prospectuses and this statement of additional information, except where shown below:



Management of the Trust and the Funds...............................................   2
Investment Objectives and Policies..................................................   9
Risk Factors........................................................................  36
Purchase of Shares..................................................................  46
Redemption of Shares................................................................  54
Exchange Privilege..................................................................  57
Distributor.........................................................................  58
Valuation of Shares.................................................................  62
Performance Data (See in the Prospectuses "Performance" or "Yield Information").....  62
Taxes (See in the Prospectuses "Dividends, Distributions and Taxes")................  68
Additional Information..............................................................  72
Voting Rights.......................................................................  73
Financial Statements................................................................  78
Other Information...................................................................  78
Appendix............................................................................ A-1

                     MANAGEMENT OF THE TRUST AND THE FUNDS

   The executive officers of the trust are employees of certain of the organizations that provide services to the trust. These organizations are the following:


                      Name                                             Service
                      ----                                             -------
Salomon Smith Barney Inc. ("Salomon Smith Barney" Distributor
  or "SSB")

PFS Distributors, Inc. ("PFSD")                   Distributor

Smith Barney Fund Management LLC ("SBFM" or       Investment adviser and administrator to the funds
  the "manager")

Smith Barney Global Capital Management Inc.       Sub-investment adviser to Diversified Strategic
  ("Global Capital Management")                     Income Fund

Salomon Brothers Asset Management Inc ("SaBAM")   Sub-investment adviser to Convertible Fund

State Street Bank & Trust Company                 Custodian

Citicorp Trust Bank, fsb ("transfer agent")       Transfer Agent

PFPC Global Fund Services ("PFPC Global")         Sub-Transfer Agent

Primerica Shareholder Services ("PSS")            Sub-Transfer Agent


   These organizations and the functions they perform for the trust are discussed in the funds' prospectuses and in this statement of additional information.

Trustees and Executive Officers of the Trust




   Overall responsibility for management and supervision of the funds rests with the funds' board of trustees. The trustees approve all significant agreements between the funds and the companies that furnish services to the funds, including agreements with the funds' distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the funds are delegated to the manager.



   The names of the trustees of the trust and executive officers of the funds together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the funds are employees of organizations that provide services to the fund.



                                                                                             Number of
                                                                                           Portfolios in
                                              Term of Office*                              Fund Complex       Other
                             Position(s) Held  and Length of    Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age           with Trust      Time Served     During Past Five Years        Trustee    Held by Trustee
---------------------        ---------------- --------------- ---------------------------- ------------- ---------------
Non-Interested Trustees:
Lee Abraham                      Trustee           Since      Retired; Former Chairman          28        Signet Group
13732 LeHavre Drive                                1993       and CEO of Associated                       PLC
Frenchman's Creek                                             Merchandising Corp., a
Palm Beach Gardens, FL 33410                                  major retail merchandising
Age 75                                                        organization. Former Trustee
                                                              of Galey & Lord, Liz
                                                              Clairborne, R.G. Barry
                                                              Corporation and
                                                              eNote.Com Inc.

                                                                                                      Number of
                                                                                                    Portfolios in
                                                     Term of Office*                                Fund Complex        Other
                                   Position(s) Held   and Length of     Principal Occupation(s)      Overseen by    Directorships
Name, Address and Age                 with Trust       Time Served      During Past Five Years         Trustee     Held by Trustee
---------------------              ----------------  ---------------  ----------------------------  -------------  ---------------
Non-Interested Trustees:
(continued)

Allan J. Bloostein                  Trustee               Since       President of Allan Bloostein       35         Taubman
27 West 67th Street, Apt. 5FW                             1985        Associates, a consulting                      Centers Inc.
New York, NY 10023                                                    firm. Former Director
Age 72                                                                of CVS Corporation

Jane F. Dasher                      Trustee               Since       Controller of PBK Holdings         28         None
Korsant Partners                                          1999        Inc., a family investment
283 Greenwich Avenue                                                  company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley                     Trustee               Since       Retired                            28         None
3668 Freshwater Drive                                     1999
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.              Trustee               Since       Retired; Former Head of the        28         None
2751 Vermont Route 140                                    1985        New Atlanta Jewish
Poultney, VT 05764                                                    Community High School
Age 61

Dr. Paul Hardin                     Trustee               Since       Professor of Law &                 36         None
12083 Morehead                                            1999        Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                            University of North Carolina
Age 71

Roderick C. Rasmussen               Trustee               Since       Investment Counselor               28         None
9 Cadence Court                                           1999
Morristown, NJ 07960
Age 76

John P. Toolan                      Trustee               Since       Retired                            28         Trustee John
7202 Southeast Golf Ridge Way                             1999                                                      Hancock Funds
Hobe Sound, Fl 33455
Age 72

Interested Trustee:

R. Jay Gerken**                     Trustee/              Since       Managing Director of SSB;          226        None
SSB                                 Chairman              2002        Chairman, President and CEO
399 Park Avenue                                                       of SBFM, Travelers
New York, NY 10022                                                    Investment Adviser, Inc.
Age 51                                                                ("TIA") and CitiFund
                                                                      Management Inc.

Officers:

Lewis E. Daidone                    Senior                Since       Managing Director of SSB;          N/A             N/A
SSB                                 Vice President        1995        Director and Senior Vice
125 Broad Street                    and Chief                         President of SBFM and TIA
11th Floor                          Administrative
New York, NY 10004                  Officer
Age 44
--------
*  Trustees are elected until their successors are elected and qualified.
** Mr. Gerken is an "interested person" of the fund as defined in the 1940 Act because he is an officer of SBFM and its affiliates.

                                                                                            Number of
                                                                                          Portfolios in
                                            Term of Office*                               Fund Complex       Other
                           Position(s) Held  and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age         with Trust      Time Served      During Past Five Years        Trustee    Held by Trustee
---------------------      ---------------- --------------- ----------------------------- ------------- ---------------

Officers (continued)

Richard L. Peteka          Chief Financial       Since      Director and Head of Internal      N/A            N/A
SSB                        Officer and           2002       Control for Citigroup Asset
125 Broad Street           Treasurer                        Management U.S. Mutual
11th Floor                                                  Fund Administration ("CAM")
New York, NY 10004                                          from 1999-2002; Vice
Age 41                                                      President, Head of Mutual
                                                            Fund Administration and
                                                            Treasurer at Oppenheimer
                                                            Capital from 1996-1999

Olivier Asselin            Vice President        Since      Investment Officer at Global       N/A            N/A
Global Capital Management  and Investment        2002       Capital Management
Citigroup Centre           Officer
Canada Square              (Diversified
Canary Wharf, London       Strategic Income
E14 5LB                    Fund)
Age 39

Peter M. Coffey            Vice President        Since      Managing Director of SSB and       N/A            N/A
SSB                        and Officer           1999       Investment Officer of SBFM
399 Park Avenue            (Municipal High
New York, NY 10022         Income Fund)
Age 58

Gerald J. Culmone          Vice President        Since      Vice President of SaBAM            N/A            N/A
SaBAM                      and Investment        2002
399 Park Avenue            Officer
New York, NY 10022         (Balanced Fund)
Age 38

Joseph P. Deane            Vice President        Since      Managing Director of SSB;          N/A            N/A
SSB                        and Investment        1998       Investment Officer of SBFM
399 Park Avenue            Officer (Total
New York, NY 10022         Return Bond
Age 53                     Fund)

Charles P. Graves III, CFA Vice President        Since      Managing Director of SSB           N/A            N/A
SSB                        and Investment        1999
100 First Stamford Place   Officer
7th Floor                  (Balanced Fund)
Stamford, CT 06902
Age 39

Martin R. Hanley           Investment            Since      Director of SSB and                N/A            N/A
SSB                        Officer               1994       Investment Officer of SBFM
399 Park Avenue            (Exchange
New York, NY 10022         Reserve Fund)
Age 36

Kevin Kennedy              Vice President        Since      Managing Director of CAM           N/A            N/A
SSB                        and Investment        2001
399 Park Avenue            Officer
New York, NY 10022         (Exchange
Age 48                     Reserve Fund)

                                                                                           Number of
                                                                                         Portfolios in
                                           Term of Office*                               Fund Complex       Other
                          Position(s) Held  and Length of     Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age        with Trust      Time Served      During Past Five Years        Trustee    Held by Trustee
---------------------     ---------------- --------------- ----------------------------- ------------- ---------------

Officers (continued)

Roger M. Lavan            Vice President        Since      Managing Director of SaBAM         N/A            N/A
SaBAM                     and Investment        2002
399 Park Avenue           Officer
New York, NY 10022        (Diversified
Age 39                    Strategic Income
                          Fund)

Beth A. Semmel            Vice President        Since      Managing Director of SaBAM         N/A            N/A
SaBAM                     and Investment        2002
399 Park Avenue           Officer
New York, NY 10022        (Diversified
Age 41                    Strategic Income
                          Fund)

Peter J. Wilby, CFA       Vice President        Since      Managing Director and Chief        N/A            N/A
SaBAM                     and Investment        2002       Investment Officer of SaBAM
399 Park Avenue           Officer
New York, NY 10022        (Diversified
Age 43                    Strategic Income
                          Fund)

David M. Zahn             Vice President        Since      Investment Officer of Global       N/A            N/A
Global Capital Management and Investment        2002       Capital Management
Citigroup Centre          Officer
Canada Square             (Diversified
Canary Wharf, London      Strategic Income
E14 5LB                   Fund)
Age 31

Peter D. Luke             Investment            Since      Director of SaBAM and              N/A            N/A
SSB                       Officer               2001       Investment Officer of SBFM;
399 Park Avenue           (Convertible                     Portfolio Manager of General
New York, NY 10022        Fund)                            Motors Investment
Age 58                                                     Management Corp., 1989-
                                                           2001.

Kaprel Ozsolak            Controller            Since      Vice President of SSB              N/A            N/A
SSB                                             2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor        Secretary             Since      Managing Director of SSB;          N/A            N/A
SSB                                             1995       General Counsel and Secretary
300 First Stamford Place                                   of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

--------
* Trustees serve until their successors are elected and qualified.

   For the calendar year ended December 31, 2001, the Trustees beneficially owned equity securities of the funds within the dollar ranges presented in the table below:


                                               Aggregate Dollar Range
                                 Dollar Range  of Equity Securities in
                                   of Equity    Registered Investment
                                 Securities in  Companies Overseen by
         Name of Trustee           the Funds           Trustee
         ---------------         ------------- -----------------------
         Interested Trustee:
         R. Jay Gerken..........         None        Over $100,000
         Disinterested Trustees:
         Lee Abraham............         None                 None
         Allan J. Bloostein.....         None        Over $100,000
         Jane F. Dasher.........  $1 - 10,000     $10,001 - 50,000
         Donald R. Foley........         None        Over $100,000
         Richard E. Hanson, Jr..         None          $1 - 10,000
         Paul Hardin............         None        Over $100,000
         Roderick C. Rasmussen..         None     $10,001 - 50,000
         John P. Toolan.........         None        Over $100,000





   As of November 4, 2002, the trustees and Officers of the fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.



   The fund has an administrative and governance committee composed of four independent trustees, Lee Abraham, Jane Dasher, Donald R. Foley and Paul Hardin, which acts as a nominating and compensation committee of the Board of Trustees.



   The Nominating Committee is charged with the duty of making all nominations for independent trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.



   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit and Investment Performance Committee are John Toolan, Alan J. Bloostein, Richard E. Hanson and Roderick C. Rasmussen.



   The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met once.



   The fund also has a pricing committee composed of the Chairman of the Board and one independent trustee which is charged with determining fair value prices for securities when required.



   No disinterested trustee owned (nor did certain family members of those Trustees own) securities in the manager, SSB, or any person directly or indirectly controlling, controlled by, or under common control with the manager or SSB as of November 4, 2002.



   No officer, trustee or employee of SSB or any SSB parent or subsidiary receives any compensation from the trust for serving as an officer or trustee of the trust. Fees for trustees who are not "interested persons" of the trust and who are trustees of a group of funds sponsored by SSB are set at $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these trustees received $100 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. For the fiscal year ended July 31, 2002, such travel and out-of-pocket expenses totaled $13,768.



   The following table shows the compensation paid by the fund to each trustee during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The board meeting fees and out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. Officers and interested trustees of the fund are compensated by Salomon Smith Barney.



   For the fiscal year ended July 31, 2002 and the calendar year ended December 31, 2001, the trustees of the trust were paid the following compensation:


                         Aggregate                      Aggregate       Number of
                        Compensation  Total Pension Compensation from Portfolios for from the Funds or Retirement the Funds and the  Which Person
                       for the Fiscal   Benefits    Fund Complex for      Served
                         Year ended   Accrued from   the Year Ended    Within Fund
Trustee                July 31, 2002    the Funds   December 31, 2001    Complex
-------                -------------- ------------- ----------------- --------------
Lee Abraham...........    $18,300          $0           $ 72,800            28
Allan J. Bloostein....     17,400           0            109,500            35
Jane Dasher...........     19,300           0             75,000            28
Donald R. Foley*......     21,534           0             74,900            28
R.J. Gerken+..........          0           0                  0           226
Richard E. Hanson, Jr.     19,300           0             74,800            28
Paul Hardin...........     19,366           0             93,150            36
Heath B. McLendon**...          0           0                  0           228
Roderick C. Rasmussen*     20,052           0             74,900            28
John P. Toolan*.......     19,300           0             74,900            28

--------

+  Designates a trustee who is an "interested person" of the funds.


* Pursuant to the trust's deferred compensation plan, the indicated directors have elected to defer the following amounts of their compensation from the funds: Donald R Foley: $5,680, Roderick C. Rasmussen: $7,100 and John P.
   Toolan: $19,300, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C. Rasmussen: $30,000 and John P. Toolan: $74,900.



   Upon attainment of age 72 the fund's current trustees may elect to change to emeritus status. Any trustees elected or appointed to the Board of Trustees in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the funds' trustees, together with reasonable out-of-pocket expenses for each meeting attended. During the funds' last fiscal year, no aggregate compensation was paid from a fund to Emeritus Trustees.


** Effective September 13, 2002. Heath B. McLendon resigned from the Company's
   Board of Trustees.


Investment Adviser, Sub-Investment Advisers and Administrator


   SBFM serves as investment adviser to one or more funds pursuant to a separate written agreement with the relevant fund (an "advisory agreement") and is located at 399 Park Avenue, New York, NY 10022. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup located at (Citigroup Center) 153 E. 53rd Street, New York, NY 10028. The advisory agreements were most recently approved by the board of trustees, including a majority of the trustees who are not "interested persons" of the trust ("Independent Trustees") or SaBam and SBFM ("Advisers"), on June 26, 2002. SBFM also serves as administrator (the "Administrator") to each fund pursuant to a separate written agreement dated May 4, 1994 (the "administration agreement") which was most recently approved by the board on June 26, 2002. Global Capital Management serves as a sub-investment adviser to Diversified Strategic Income Fund, pursuant to a written agreement dated March 21, 1994, respectively. SaBAM serves as sub-investment adviser to Convertible Fund pursuant to a written agreement dated November 22, 1999. The agreements between each,

Global Capital Management and SaBAM, and SBFM were most recently approved by the fund's board of trustees, including a majority of the Independent Trustees, on June 26, 2002.



   Certain of the services provided to the trust by SBFM and the sub-investment advisers are described in the prospectuses under "Management of the Trust and the Fund." SBFM, each sub-investment adviser, and the Administrator pays the salaries of all officers and employees who are employed by both it and the trust, and maintains office facilities for the trust. In addition to those services, SBFM furnishes the trust with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the trust, prepares reports to the funds' shareholders and prepares tax returns, reports to and filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities. SBFM and the sub-investment advisers bear all expenses in connection with the performance of their services. SBFM renders investment advice to investment companies that had aggregate assets under management as of October 31, 2002 in excess of $98.7 billion.


   As compensation for investment advisory services, each fund pays SBFM a fee computed daily and paid monthly at the following annual rates:

                                             Investment Advisory Fee
                                               As a Percentage of
           Fund                                Average Net Assets
           ----                              -----------------------
           Convertible Fund.................          0.50%*
           Diversified Strategic Income Fund          0.45%**
           Exchange Reserve Fund............          0.30%
           High Income Fund.................          0.50%
           Municipal High Income Fund.......          0.40%
           Total Return Bond Fund...........          0.65%
           Balanced Fund....................          0.45%

--------
* As compensation for sub-advisory services, the SBFM pays to SaBAM a fee of 0.40% from SBFM's fee.
** From SBFM's fee, Global Capital Management receives 0.10%.

   For the periods below, the funds paid investment advisory fees to SBFM as follows:


                                        For the Fiscal Year Ended July 31:
                                        ---------------------------------
      Fund                                 2000         2001       2002
      ----                              -----------  ---------- ----------
      Convertible Fund................. $   685,152  $  633,239 $  624,146
      Diversified Strategic Income Fund  10,518,800   8,346,240  7,314,816
      Exchange Reserve Fund............     464,866     378,356    453,894
      High Income Fund.................   7,716,387   6,449,747  5,498,585
      Municipal High Income Fund.......   2,232,146   1,988,462  2,005,494
      Total Return Bond Fund...........     882,842     804,204  1,055,893
      Balanced Fund....................   3,836,390   4,181,069  3,330,781




   As compensation for administrative services, each fund pays the Administrator a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. For the periods shown below, the funds paid administrative fees to SBFM:

                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2000         2001       2002
       ----                              ----------   ---------- ----------
       Convertible Fund................. $  274,061   $  253,296 $  249,658
       Diversified Strategic Income Fund  4,675,022    3,709,440  3,251,030
       Exchange Reserve Fund............    309,911      252,237    315,669
       High Income Fund.................  3,086,555    2,579,899  2,199,434
       Municipal High Income Fund.......  1,116,073      994,231  1,002,747
       Total Return Bond Fund*..........        N/A          N/A        N/A
       Balanced Fund....................  1,705,062    1,858,253  1,480,347

--------
* The administrative fees have been included in the total for investment advisory fees.

   For the fiscal years ended July 31, 2000, 2001 and 2002, Diversified Strategic Income Fund paid Global Capital Management sub-investment advisory fees of $2,337,511, $1,854,720, and $1,625,515, respectively. For the fiscal period ended July 31, 2000 and the fiscal years ended July 31, 2001 and July 31, 2002. Convertible Fund paid SaBAM sub-investment advisory fees of $415,500, $506,591 and $499,317 respectively. Prior to November 22, 1999, Convertible Fund did not utilize a sub-investment adviser.



   The Trust bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of trustees who are not officers, directors, shareholders or employees of Salomon Smith Barney or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Trustees of the Trust.


Auditors


   KPMG LLP, 757 Third Avenue, New York, New York 10017 has been selected as the Trust's independent auditor to examine and report on the Trust's financial statements and highlights for the fiscal year ending July 31, 2003.


Code of Ethics


   Pursuant to Rule 17j-1 of the 1940 Act, the Trust, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.



   A copy of the Trust's code of ethics is on file with the Securities and Exchange Commission.


                      INVESTMENT OBJECTIVES AND POLICIES

   The prospectuses discuss the investment objectives of the funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the funds may invest, the investment policies and portfolio strategies that the funds may utilize and certain risks attendant to such investments, policies and strategies.

Balanced Fund

   The fund is managed as a balanced fund and invests in equity and debt securities. The fund will generally maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. The fund may also invest up to 25% of its total assets in fixed- income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such securities are commonly referred to as "junk bonds." There are no maturity restrictions on the fixed-income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

   The fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by SBFM. While this portion of the securities held by the fund are expected to provide greater income and possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature.

Convertible Fund


   The convertible fund has a fundamental policy that, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, are invested in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate. The fund also may invest up to 20% of its total assets in "synthetic convertible securities". Synthetic convertible securities are created by combining non-convertible preferred stocks or debt securities with warrants or call options. These synthetic instruments are designed to perform like convertible securities of a particular company.


   The fund may invest up to 25% of its total assets in foreign securities. The fund may invest in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality.


   For temporary defensive purposes when deemed appropriate by the fund's investment adviser in light of current market conditions, the fund may invest in these securities cash, short term debt without limitation. In seeking to achieve its investment objective, the fund may write covered call options, lend portfolio securities and enter into short sales "against the box." The fund may utilize up to 10% of its total assets to purchase put options on securities for hedging purposes. The fund may utilize up to 50% of its total assets as collateral for short sales against the box.


Diversified Strategic Income Fund

   At any given time, the fund may be entirely or only partially invested in a particular type of fixed-income security. Under normal conditions, at least 65% of the fund's total assets will be invested in fixed-income securities, which for this purpose will include non-convertible preferred stocks. Up to 20% of the fund's total assets may be invested in common stock or other equity-related securities, including convertible securities, preferred stock, warrants and rights.

   The fund may invest up to 35% of its total assets in corporate fixed income securities of domestic issuers and foreign issuers of developed countries rated Ba or lower by Moody's or BB or lower by S&P or an equivalent rating by any other NRSRO or in nonrated securities deemed by SBFM or Global Capital Management to be of comparable quality. The fund may invest in fixed income securities rated as low as Caa by Moody's or CCC by S&P or an equivalent rating by any other NRSRO.

   Corporate fixed-income securities of foreign issuers in which the fund may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. Foreign government securities in which the fund may invest consist of fixed-income securities issued by foreign governments. In general, the fund may invest in debt securities issued by foreign governments or any of their political subdivisions that are considered stable by Global Capital Management. Up to 5% of the fund's total assets, however, may be invested in foreign securities issued by countries with emerging markets.

   The fund may invest in fixed-income securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.


   Up to 20% of the fund's total assets may be invested in cash and money market instruments at any time. The fund may invest in obligations of a foreign bank or foreign branch of a domestic bank only if the manager determines that the obligations present minimal credit risks. These obligations may be traded in the United States or outside the United States, but will be denominated in U.S. dollars.


Exchange Reserve Fund

   U.S. Government Securities in which the fund may invest include: direct obligations of the United States Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds; obligations which are supported by the full faith and credit of the United States such as Government National Mortgage Association pass-through certificates; obligations which are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks; and obligations which are supported by the credit of the instrumentality, such as Federal National Mortgage Association and Federal Home Loan Mortgage Association bonds. Because the U. S. government is not obligated by law to provide support for an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only when the fund's investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Certificates of Deposit, Time Deposits and Bankers' Acceptances in which the fund may invest generally are limited to those instruments issued by domestic and foreign banks, including branches of such banks, savings and loan associations and other banking institutions having total assets in excess of $1 billion. Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. The fund may invest in U.S. dollar-denominated bank obligations, such as CDs, bankers' acceptances and TDs, including instruments issued or supported by the credit of domestic or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The fund generally will invest at least 25% of its total assets in these securities. The fund will invest in an obligation of a foreign bank or foreign branch of a domestic bank only if the fund's investment adviser deems the obligation to present minimal credit risks. Nevertheless, this kind of obligation entails risks that are different from those of investments in domestic obligations of domestic banks due to differences in political, regulatory and economic systems and conditions. The fund will not purchase TDs maturing in more than six months and will limit to no more than 10% of its total assets its investment in TDs maturing from two business days through six months.

   Commercial Paper in which the fund may invest is limited to debt obligations of domestic and foreign issuers that at the time of purchase are Eligible Securities (as defined below under "Fund Quality and Diversification") that are
(a) rated by at least one NRSRO in the highest rating category for short-term debt securities or (b) comparable unrated securities. The fund also may invest in variable rate master demand notes, which are unsecured demand notes typically purchased directly from large corporate issuers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Demand notes normally are not traded in a secondary market. However, the fund may demand payment of principal and accrued interest in full at any time without penalty. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. SBFM will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand.

   The fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, will be deemed to have) remaining maturities of thirteen months or less at the date of purchase by the fund. For this purpose, variable rate master demand notes (as described above under "Commercial Paper"), which are payable on demand or, under certain conditions, at specified periodic intervals not exceeding thirteen months, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of thirteen months or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis. In addition, securities in which the fund will invest may not yield as high level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

   The fund will limit its investments to securities that the board of trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. If the fund acquires securities that are unrated or that have been rated by a single NRSRO, the acquisition must be approved or ratified by the board of trustees. The NRSROs currently designated as such by the SEC are S&P, Moody's, and Fitch, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to this Statement of Additional Information.

   The fund generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The fund may invest more than 5% (but no more than 25%) of the then-current value of the fund's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities are rated by the Requisite NRSROs in the highest short-term rating category, are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and
(b) the fund does not make more than one such investment at any one time.

   The fund will concentrate its investments in the banking industry except during temporary defensive periods. Up to 25% of the total assets of the fund may be invested at any time in the obligations of issuers conducting their principal business activities in any industry other than banking. The fund may not acquire more than 10% of the voting or any other class of securities of any one issuer, except that U.S. government securities may be purchased without regard to these limits.

High Income Fund


   The fund will seek high current income by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the fund's total assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its total assets may be invested in common stock or other equity or equity-related securities, including convertible securities, preferred stock, warrants and rights. Securities purchased by the fund generally will be rated in the lower rating categories, as low as Caa by Moody's or D by S&P or an equivalent rating by any NRSRO, or in unrated securities that SBFM deems of comparable quality. However, the fund will not purchase securities rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield.


   The fund may also invest in zero coupon bonds and payment-in-kind bonds. The fund also may invest in higher-rated securities when SBFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions. The fund also may lend its portfolio securities, purchase or sell securities on a when-issued or delayed-delivery basis and write covered call options on securities. In order to mitigate the effects of uncertainty in future exchange rates, the fund may engage in currency exchange transactions and purchase options on foreign currencies. The fund also may hedge against the effects of changes in the value of its investments by purchasing put and call options on interest rate futures contracts.

   Corporate securities in which the fund may invest include corporate fixed-income securities of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, and preferred stock. The fund's investments in each of equipment leases or equipment trust certificates will not exceed 5% of its total assets.

   Certain of the corporate fixed-income securities in which the fund may invest may involve equity characteristics. The fund may, for example, invest in warrants for the acquisition of stock of the same or of a different issuer or in corporate fixed income securities that have conversion or exchange rights permitting the holder to convert or exchange the securities at a stated price within a specified period of time into a specified number of shares of common stock. In addition, the fund may invest in participations that are based on revenues, sales or profits of an issuer or in common stock offered as a unit with corporate fixed-income securities.

Municipal High Income Fund


   Under normal market conditions, the fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in (a) "Municipal Bonds," which generally are intermediate- and long-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities and (b) municipal leases. Under normal market conditions, the fund's total assets will be invested primarily in Municipal Bonds and municipal leases (collectively, "Municipal Securities") rated A, Baa or Ba by Moody's, or A, BBB or BB by S&P, or have an equivalent rating by any nationally recognized statistical rating organization, or obligations determined by SBFM to be equivalent, or in unrated Municipal Securities that are deemed to be of comparable quality by SBFM. Interest paid on Municipal Securities is typically exempt from regular federal income taxes. Up to 50% of the fund's total assets may be invested in Municipal Securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, judged by SBFM, to be of comparable quality. In addition, the fund may invest in obligations rated as low as Caa by Moody's or CCC by S&P or having an equivalent rating by any NRSRO. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest.


   The fund may invest without limit in municipal leases, which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Municipal leases may take the form of a lease or an installment purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's total assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, SBFM will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure-to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.


   Under normal circumstances, the fund may invest in "private activity bonds." Interest income on certain types of private activity bonds issued after August 7, 1986 to finance nongovernmental activities is a specific tax preference item for purposes of federal individual and corporate alternative minimum taxes, even though such interest is not subject to regular federal income taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "Municipal Securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all Municipal Securities are a component of the "adjusted current earnings" adjustment for purposes of the federal corporate alternative minimum tax.


   The fund may invest in short-term obligations ("Temporary Investments"), some of which may not be tax-exempt. Included among the Temporary Investments are tax-exempt notes rated within the four highest grades by a NRSRO, including Moody's or S&P; tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's; and taxable money market instruments. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless SBFM temporarily has adopted a defensive investment posture. In addition, the fund may enter into municipal bond index futures contracts and options on interest rate futures contracts for hedging purposes. The fund also may acquire variable rate demand notes, purchase securities on a when-issued basis and enter into stand-by commitments with respect to portfolio securities.

Total Return Bond Fund


   At any given time, the fund may be entirely or partially invested in a particular type of fixed-income security. Under normal conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, will be invested in fixed-income securities. The "total return" sought by the fund will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of fund securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and the use of futures and options. The change in market value of fixed-income securities (and therefore their capital appreciation) is largely a function of changes in the current level of interest rates.


   The fund may invest up to 10% of its total assets in securities rated below investment grade and unrated securities of comparable quality. These securities are commonly known as "junk bonds" because they are rated in the lower rating categories of nationally and internationally recognized rating agencies or if unrated, of similar credit quality. These securities are considered speculative in that their issues may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value.

   Under normal market conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments.

Other Investment Policies


   U.S. Government Securities (All funds). United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities"). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Resolution Trust

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Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, a fund will invest in obligations issued by such an instrumentality only if SBFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

   Bank Obligations (All funds). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   The Exchange Reserve Fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer CD") so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund ("SAIF"), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The Exchange Reserve Fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the funds are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

   Corporate Debt Securities (Balanced, Convertible, Diversified Strategic Income, High Income and Total Return Bond Funds). Corporate debt securities include corporate bonds, debentures, notes and other similar debt securities issued by companies.

   Ratings as Investment Criteria (All funds). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SBFM and/or sub-investment advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest, and general economic trends. The Appendix to this statement of additional information contains further information concerning the rating categories of NRSROs and their significance.

   Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but SBFM and/or a fund's sub-investment adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


   When-Issued Securities and Delayed-Delivery Transactions (Balanced, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income). In order to secure yields or prices deemed advantageous at the time, the funds may purchase or sell securities on a when-issued or delayed-delivery basis. A fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Each fund will establish a segregated account consisting of cash and liquid securities having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SBFM to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's total assets.


   U.S. government securities and Municipal Securities (as defined below) are normally subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, although to a lesser extent in the case of U.S. government securities, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities and Municipal Securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   In the case of the purchase of securities on a when-issued or delayed-delivery basis by a fund, the fund will meet its obligations on the settlement date from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).


   Zero Coupon Bonds (Balanced, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds). A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity. Diversified Strategic and High Income Funds also may invest in payment-in-kind bonds, which, like zero coupon bonds, make no cash payment until maturity. The funds may also invest in hybrid zero coupon securities which possess qualities of both, zero coupon and coupon bonds.

   Mortgage-Related Securities (Balanced, Diversified Strategic Income, Exchange Reserve and Total Return Bond Funds). Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agencies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

   To the extent that a fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. A fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

   The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, Diversified Strategic Income Fund, consistent with its investment objective and policies, will consider making investments in such new types of securities.


   Forward Roll Transactions (Balanced, Diversified Strategic Income Fund and Total Return Bond Funds). In order to enhance current income, these funds may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities the fund is obligated to repurchase may decline below the repurchase price of those securities. At the time a fund enters into forward roll transactions, it will place in a segregated account with the fund's custodian cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by SBFM to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees. The fund will subsequently monitor the account to insure that such equivalent value is maintained.


   Asset-Backed Securities (Balanced, Exchange Reserve, Diversified Strategic Income Fund and Total Return Bond Funds). An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.


   Non-Taxable Municipal Securities (Municipal High Income Fund). Non-taxable Municipal Securities include debt obligations issued to fund various public purposes, such as constructing public facilities, refunding outstanding obligations, paying general operating expenses and extending loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Securities if the interest paid thereon may be excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

   Municipal bonds may be issued to finance life care facilities. Life care facilities are an alternative form of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

   Municipal leases are Municipal Securities that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses providing that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. In order to limit such risks, Municipal High Income Fund proposes to purchase either (a) municipal leases rated in the four highest categories by Moody's or S&P or (b) unrated municipal leases purchased principally from domestic banks or other responsible third parties which enter into an agreement with the fund, which provides that the seller will either remarket or repurchase the municipal lease within a short period after demand by the fund.


   Taxable Municipal Securities (Total Return Bond Fund). The Total Return Bond Fund will invest in a diversified portfolio of taxable long-term investment-grade securities issued by or on behalf of states and municipal governments, U.S. territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The Taxable Municipal Obligations in which the fund may invest are within the four highest ratings of Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB). Although securities rated in these categories are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Furthermore, the market for Taxable Municipal Obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on Taxable Municipal Obligations is includable in gross income for federal income tax purposes. While interest or Taxable Municipal Obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.


   Variable-Rate Demand Notes (Municipal High Income Fund). Municipal Securities purchased by Municipal High Income Fund may include variable-rate demand notes issued by industrial development authorities and other governmental entities. Although variable-rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the fund will be determined by SBFM to be of comparable quality at the time of purchase to instruments rated "'high quality" (that is, within the two highest ratings) by any NRSRO. In addition, while no active secondary market may exist with respect to a particular variable-rate demand note purchased by the fund, the fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the fund to dispose of the variable-rate demand note involved in the event that the issuer of the note defaulted on its payment obligations, and the fund could, for this or other reasons, suffer a loss to the extent of the default.

   Stand-by Commitments (Municipal High Income Fund). Municipal High Income Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund's option, specified Municipal Securities at a specified price. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available for them. The fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the view of SBFM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, SBFM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

   Repurchase Agreements (All funds). The funds may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SBFM, acting under the supervision of the trust's board of trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

   Reverse Repurchase Agreements (Balanced, Diversified Strategic Income Fund and Total Return Bond Funds). These funds may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the fund, involves a sale by the fund of securities that it holds concurrently with an agreement by the fund to repurchase the same securities at an agreed-upon price and date. The fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the fund's securities is considered to be disadvantageous.


   Lending of Portfolio Securities (Convertible, Diversified Strategic Income, High Income, Total Return Bond and Balanced Funds). Consistent with applicable regulatory requirements, these funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the board. A fund will not lend portfolio securities to Salomon Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, a fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."


   By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral;
(c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the Trust's board of trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by SBFM to be of good standing and will not be made unless, in the judgment of SBFM, the consideration to be earned from such loans would justify the risk.


   Medium-, Low- and Unrated Securities (Balanced, Convertible, Diversified Strategic Income, High Income, Total Return Bond and Municipal High Income Funds). These funds may invest in medium- or low-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than the yield offered by higher-rated securities, but involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Medium- and low-rated and comparable unrated securities: (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Thus, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

   While the market values of medium- and low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, medium- and low-rated and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In addition, the markets in which medium- and low-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the fund to purchase and also may have the effect of limiting the ability of the fund to: (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and low-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

   Fixed-income securities, including medium- and low-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the applicable fund. If an issuer exercises these rights during periods of declining interest rates, the fund may have to replace the security with a lower yielding security, resulting in a decreased return to the fund.

   Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   In light of the risks described above, SBFM, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

   Options on Securities (Convertible, Diversified Strategic Income, High Income, and Balanced Funds). High Income Fund may write (sell) covered call options. Balanced Fund may write covered call options and may purchase and write secured put options. Convertible Fund and Diversified Strategic Income Fund may purchase and write covered call and secured put options. Each of these funds may enter into closing transactions with respect to the options transactions in which it may engage. Balanced Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

   The aggregate value of the obligations underlying calls on securities which are written by Balanced Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the fund, will not exceed 50% of the fund's total assets. Balanced Fund will not purchase puts or calls on securities if more than 5% of its total assets would be invested in premiums on puts and calls, not including that portion of the premium which reflects the value of the securities owned by the fund and underlying a put at the time of purchase. Convertible Fund may utilize up to 10% of its total assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. Diversified Strategic Income Fund may utilize up to 15% of its total assets to purchase options and may do so at or about the same time that it purchases the underlying security or at a later time.

   The Diversified Strategic Income Fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts. "Knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration. "Knock-in" options only have value if the price of the underlying asset reaches a trigger level. "Average rate" or "Look-back" options are options where the option's strike price at expiration is set based on either the average, maximum or minimum price of the asset over the period of the option.

   A call is covered if the fund (a) owns the optioned securities, (b) maintains in a segregated account cash or liquid securities having a value equal to or greater than the fund's obligations under the call, provided such securities have been determined by SBFM to be liquid and unencumbered pursuant to guidelines established by the trustees ("eligible segregated assets") or (c) owns an offsetting call option.

   Writing call and put options. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield.

   A fund may write puts on securities only if they are "secured." A put is "secured" if the fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Diversified Strategic Income Fund, however, may engage in option transactions only to hedge against adverse price movements in the securities that it holds or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by a fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A fund with option-writing authority may write (a) in-the-money call options when SBFM or its sub-investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

   So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver (in the case of a call) or take delivery of (in the case of a put) the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.


   Purchasing call and put options. A fund may purchase put and call options that are traded on a domestic securities exchange. By buying a put, the fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A call option may be purchased by the fund in order to acquire the underlying securities for the fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.


   Closing transactions. A fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the fund would purchase, prior to the holder's exercise of an option that the fund has written, an option of the same series as that on which the fund desires to terminate its obligation. The obligation of the fund under an option that it has written would be terminated by a closing purchase transaction, but the fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, a fund will write options only if a secondary market for the options exists on a domestic securities exchange or in the over-the-counter market. Balanced Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

   There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the fund expects to purchase only call or put options issued by the Clearing Corporation. The funds with option-writing authority expect to write options only on U.S. securities exchanges, except that the Diversified Strategic Income Fund also may write options on foreign exchanges and in the over-the-counter market.

   A fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.


   Although a fund generally will purchase or write only those options for which SBFM or its sub-investment adviser believes there is an active secondary market, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. At times in the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have rendered inadequate certain of the facilities of the Clearing Corporation as well as U.S. and foreign securities exchanges and resulted in the institution of special procedures such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the funds with authority to engage in options transactions, and other clients of SBFM and certain of its affiliates, may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

   In the case of options that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, a fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


   Additional risks exist with respect to certain U.S. government securities for which a fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.


   Stock Index Options (Balanced Fund). Balanced Fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. In writing a call on a stock index, the fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the fund buys a call on a stock index, it pays a premium and during the call period the fund, upon exercise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. The fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date.

   Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether Balanced Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to SBFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

   The Balanced Fund will engage in stock index options transactions only when determined by SBFM to be consistent with the funds' efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, it will establish a segregated account in the name of the fund consisting of cash, equity securities or debt securities of any grade in an amount equal to or greater than the market value of the option, provided such securities are liquid and unencumbered and are marked to market daily pursuant to guidelines established by the trustees.

   Currency Transactions (Convertible, Diversified Strategic Income, Balanced and High Income Funds). The funds' dealings in forward currency exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value of the security at any time, or securities held in its portfolio denominated or quoted in, or currently convertible into (such as through exercise of an option or consummation of a forward currency contract) that particular currency. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold, or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or
(d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

   At or before the maturity of a forward contract, a fund may either sell a portfolio security and make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

   If a devaluation is generally anticipated, the Diversified Strategic Income and High Income Funds may not be able to contract to sell the currency at a price above the devaluation level they anticipate.

   Foreign Currency Options (Diversified Strategic Income and High Income Funds). The High Income Fund may only purchase put and call options on foreign currencies, whereas the Diversified Strategic Income Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

   The fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's securities are denominated, for example, will reduce the dollar value of the securities even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

   Futures Activities (Convertible, Diversified Strategic Income, High Income, Municipal High Income, Total Return Bond and Balanced Funds). These funds may enter into futures contracts and/or options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by a fund for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions but not for purposes of speculation. In the case of Municipal High Income Fund, investments in futures contracts will be made only in unusual circumstances, such as when SBFM anticipates an extreme change in interest rates or market conditions. See "Taxes" below.

   Futures Contracts (Convertible, Diversified Strategic Income, Municipal High Income, Total Return Bond and Balanced Funds). The funds may acquire or sell a futures contract to mitigate the effect of fluctuations in interest rates, currency values or market conditions (depending on the type of contract) on portfolio securities without actually buying or selling the securities. For example, if Municipal High Income Fund owns long-term bonds and tax-exempt rates are expected to increase, the fund might enter into a short position in municipal bond index futures contracts. Such a sale would have much the same effect as the fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term Municipal Securities in the fund would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it otherwise would have. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate, not totally offset, the decline in the value of the fund.

   In purchasing and selling futures contracts and related options, a fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that (a) futures and related options be used solely for bona fide hedging purposes (or that the underlying commodity value of a fund's long positions not exceed the sum of certain identified liquid investments) and (b) a fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the fund's total assets. In order to prevent leverage in connection with the purchase of futures contracts by a fund, an amount of cash or other eligible segregated assets equal to the margin requirements of futures contracts purchased will be maintained in a segregated account on the books of the fund or with State Street Bank & Trust Company. A fund will engage only in futures contracts and related options which are listed on a national commodities exchange.


   Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if SBFM expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

   Stock Index Futures Contracts. A fund may purchase and sell stock index futures contracts. These transactions, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract.

   Successful use of stock index futures contracts by a fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the fund. Successful use of stock index futures contracts is further dependent on SBFM's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be correct.

   The Diversified Strategic Income Fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities but not for purposes of speculation. The ability of the fund to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986 as amended (the "Code"), applicable to a regulated investment company.

   When deemed advisable by SBFM, Total Return Bond Fund may enter into futures contracts or related options traded on a domestic exchange or board of trade. Such investments, if any, by the fund will be made solely for the purpose of hedging against the effects of changes in the value of the fund's securities due to anticipated changes in interest rates and market conditions, and when the transactions are economically appropriate for the reduction of risks inherent in the management of the fund. Total Return Bond Fund may hedge up to 50% of its total assets using futures contracts or related options transactions.

   Balanced Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the fund's total assets would be so invested. In addition, Balanced Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

   No consideration is paid or received by a fund upon entering into a futures contract. Initially, a fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as variation margin, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will terminate the fund's existing position in the contract.

   Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of SBFM to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

   Although the funds with authority to engage in futures activity intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

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   Options on Futures Contracts.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. A fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it may purchase puts on securities provided they are similarly "secured." An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying future currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the option. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the fund will set aside cash and liquid securities sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by SBFM or a fund's sub-investment adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of SBFM or a fund's sub-investment adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities or the currencies being hedged.


   Securities of Other Investment Companies (Balanced and Convertible
Funds). These funds may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the funds may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the fund's total assets and (iii) when added to all other investment company securities held by the funds, do not exceed 10% of the value of the fund's total assets.



   To the extent the funds invest in securities of other investment companies, the fund's shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders of the funds that invest in Equity Equivalents (as defined below) may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.



   Index-Related Securities ("Equity Equivalents"). (Balanced and Convertible Funds). These funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an Index. Such Equity Equivalents include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

   Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

   The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.
   Foreign Investments (Convertible, Diversified Strategic Income, High Income and Balanced Funds). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since these funds may be investing in securities denominated in currencies other than the U.S. dollar, and since these funds may temporarily hold funds in bank deposits or other money-market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the fund's total assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

   The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the Unites States and the particular foreign country. All these factors are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Government intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

   Many of the securities held by the funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

   Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on fund liquidity, the fund will avoid investing in countries which are known to experience settlement delays which may expose the fund to unreasonable risk of loss.

   The interest payable on a fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deductions for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the fund's income. Additionally, the operating expenses of the funds can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

   The funds may also purchase American Depository Receipts ("ADRs"), American Depository Debentures, American Depository Notes, American Depository Bonds, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.


   Eurodollar or Yankee Obligations (Balanced, Diversified Strategic Income and Total Return Bond Funds). These funds may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


   Securities of Developing Countries (Diversified Strategic Income and High Income Funds). These funds may invest in securities of developing (or "emerging market") countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries.

   Foreign Government Securities of Emerging Markets (Diversified Strategic Income fund and High Income Fund). Among the foreign government securities in which the fund may invest are those issued by countries

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with developing economies, i.e., countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.


   Convertible Securities and Synthetic Convertible Securities (Balanced Fund, Convertible Fund, Diversified Strategic Income Fund and High Income
Fund). Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


   As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

   Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


   Unlike a convertible security which is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.


   Temporary Investments (Balanced, Convertible, Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds). When SBFM believes that market conditions warrant, these funds may adopt a temporary defensive posture and may invest in short-term instruments without limitation. Short-term instruments in which the funds may invest (except for Municipal High Income, as described below) include: U.S.

government securities; certain bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or an equivalent rating by any other NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to securities in which a fund may invest.

   When Municipal High Income Fund is maintaining a defensive position it may invest in Temporary Investments consisting of: (a) the following tax-exempt securities: (i) tax-exempt notes of municipal issuers having, at the time of purchase, a rating of MIG 1 through MIG 4 by Moody's or rated SP-1 or SP-2 by S&P or, if not rated, of issuers having an issue of outstanding Municipal Securities rated within the four highest grades by Moody's or S&P; (ii) tax-exempt commercial paper having a rating not lower than A-2 by S&P or Prime-2 by Moody's at the time of purchase; and (iii) variable-rate demand notes rated within the two highest ratings by any major rating service, or determined to be of comparable quality to instruments with such rating, at the time of purchase; and (b) the following taxable securities: (i) U.S. government securities, including repurchase agreements with respect to such securities;
(ii) other debt securities rated within the four highest grades by Moody's or S&P; (iii) commercial paper rated in the highest grade by either of these rating services; and (iv) CDs of domestic banks with assets of $1 billion or more. Among the tax-exempt notes in which the fund may invest are Tax Anticipation Notes, Bond Anticipation Notes and Revenue Anticipation Notes, which are issued in anticipation of receipt of tax funds, proceeds of bond placements or other revenues, respectively. At no time will more than 20% of the fund's total assets be invested in Temporary Investments unless the fund has adopted a defensive investment policy in anticipation of a market decline. The fund, however, intends to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of shares of the fund and of its portfolio securities, or in order to have highly liquid securities available to meet anticipated redemptions.

   Short Sales Against the Box (Convertible and Balanced Funds). These funds may enter into a short sale of common stock such that, when the short position is open, the fund involved owns an equal amount of preferred stocks or debt securities convertible or exchangeable without payment of further consideration into an equal number of shares of the common stock sold short. A fund will enter into this kind of short sale,, described as "against the box," for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although a fund will have to pay an amount equal to any dividends paid on the common stock sold short prior to delivery, it will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The funds will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

   Short Sales (Balanced and Convertible Funds). The funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the funds borrow the security to make delivery to the buyer. The funds are obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the funds. Until the security is replaced, the funds are required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. The funds will also incur transaction costs in effecting short sales.

   The funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the funds replaces the borrowed security. The funds will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the funds may be required to pay in connection with a short sale. An increase in the value of a security sold short by the funds over the price at which it was sold short will result in a loss to the funds, and there can be no assurance that the funds will be able to close out the position at any particular time or at an acceptable price. Thus the funds' losses on short sales are potentially unlimited.


   Whenever the funds engage in short sales, they maintain cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.


   Rule 144A Securities (Balanced, High Income Fund, Diversified Strategic Income Fund, Exchange Reserve and Convertible Funds). These funds may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The board of trustees has adopted guidelines and delegated to SBFM the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the board of trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

   Real Estate Investment Trusts (Balanced, Convertible and Diversified Strategic Income Funds). These funds may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITS are dependent upon cash flow from its investments to repay financing costs and the management skill of the REIT's manager. REITS are also subject to risks generally associated with investments in real estate.

   Restricted and Illiquid Securities (All funds). Each fund may invest up to 15% (except for Exchange Reserve Fund and Municipal High Income Fund, each of which may invest up to 10%) of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options (and with respect to Municipal High Income Fund, certain variable rate demand notes) for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days (except for Exchange Reserve Fund, time deposits maturing in two business days to six months, and for Municipal High Income Fund, time deposits maturing in two business days to seven calendar days). The above restriction does not apply to Rule 144A Securities. In addition, each fund, except Convertible Fund, which is not restricted, may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than three years. Not withstanding the foregoing, Total Return Bond Fund shall not invest more that 10% of its total assets in securities that are restricted, excluding Rule 144A Securities.

   The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, a fund may be forced to sell these securities at less than fair market value or may not be able to sell them when SBFM believes it desirable to do so. The funds' investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund's total assets could be adversely affected.


   Corporate Loans (Balanced Fund, High Income Fund and Diversified Strategic Income Fund). Each of these funds may invest up to 15% of its total assets in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The funds may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such default with regard to a corporate loan in which the funds had invested would have an adverse affect on each fund's net asset value. Corporate loans in which the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.



   The funds may also acquire an interest in corporate loans by purchasing both participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, the funds acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the funds having a contractual relationship only with the lender and not the borrower. The funds will have the right to receive payments or principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the funds may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The funds will acquire Participations only if the lender interpositioned between the funds and the borrower is determined by management to be creditworthy. When the funds purchases Assignments from lenders, the funds will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.



   In addition, the funds may have difficulty disposing of their investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on each fund's ability to dispose of particular Assignments or Participations when necessary to meet each fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for the funds to assign a value to those securities for purposes of valuing each fund's investments and calculating its net asset value. Each fund's policy limiting its illiquid securities will be applicable to investments in corporate loans.


                                 RISK FACTORS

   The following risk factors are intended to supplement the risks described above and those in the funds' prospectuses.
   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.
   Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment in warrants, valued at the lower of cost or market, may not exceed 10% of the value of the fund's total assets. Included within that amount, but not to exceed 5% of the value of the fund's total assets, may be warrants that are not listed on the NYSE or the American Stock Exchange. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

   Securities of Unseasoned Issuers. Securities in which the funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and are dependent on products or services without an established market share.

   Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following.

   Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

   Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

   Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

   Lower Rated Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Repurchase Agreements. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.


   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund (except Exchange Reserve, Municipal High Income and Balanced Funds) will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. In addition, Hong Kong reverted to Chinese administration on July 1, 1997. The long-term effects of this reversion are not known at this time.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a fund's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a fund's investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.


   Derivative Instruments. In accordance with its investment policies with the exception of Exchange Reserve, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.


   Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency transactions. The following are the principal risks associated with derivative instruments.


   Market risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.


   Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.


   Credit risk: The risk that the issuer of the instrument may default on its obligation to pay interest and principal.


   Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

   Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.


   Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation to the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.



   Special Risks of Writing Options. Option writing for the funds may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by SBFM. Successful use by the fund of options will be subject to SBFM's ability to predict correct movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund's performance.

   The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.


   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.



   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.



   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund total assets.



   Furthermore, in the case of a futures contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.



   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.



   Portfolio Turnover. Each fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. A fund may experience a high rate of portfolio turnover if, for example, it writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when SBFM deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective fund and may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less and may be subject to applicable income taxes.



Investment Restrictions



   The Trust has adopted investment restrictions 1 through 8 below as fundamental policies with respect to the funds, which, under the terms of the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a fund. A "majority" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment restrictions 9 through 17 may be changed by vote of a majority of the board of trustees at any time.



   The investment policies adopted by the Trust prohibit a fund from:


      1. Investing in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Investing in "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

      5. Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box" and for the Balanced Fund and Convertible Fund which may make short sales or maintain a short position). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      6. Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      7. Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      8. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

      9. Investing in oil, gas or other mineral exploration or development programs, except that the Convertible, Diversified Strategic Income, Balanced and High Income Funds may invest in the securities of companies that invest in or sponsor those programs.

      10. Writing or selling puts, calls, straddles, spreads or combinations thereof, except, with respect to funds other than Exchange Reserve Fund, as permitted under the fund's investment objective and policies.

      11. With respect to all funds except the Exchange Reserve Fund and Municipal High Income Fund, purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days and, in the case of Exchange Reserve Fund, TDs maturing from two business days through six months) or other securities that are not readily marketable if more than 15% or, in the case of the Municipal High Income and Exchange Reserve Funds, 10% of the total assets of the fund would be invested in such securities. With respect to the Exchange Reserve Fund, securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to
   Section 4(2) of the 1933 Act will not be subject to this restriction.

      12. Purchasing any security if as a result the fund, (for Convertible Fund would then have more than 10% of its total assets), would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; provided that, in the case of private activity bonds purchased for Municipal High Income Fund, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

      13. Making investments for the purpose of exercising control or management.

      14. Purchasing or retaining securities of any company if, to the knowledge of the trust, any of the trust's officers or trustees or any officer or director of SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

      15. Investing in warrants other than those acquired by the fund, except Convertible Fund, as part of a unit or attached to securities at the time of purchase (except as permitted under a fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's total assets (for Convertible Fund, would exceed 10% of the value of the fund's total assets). At no time may more than 2% of the fund's total assets (for Convertible Fund, at no time may more than 5% of the fund's total assets) be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

      16. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      17. With respect to Balanced Fund, purchasing in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended.

   The Trust has adopted two additional investment restrictions applicable to Exchange Reserve Fund, the first of which is a fundamental policy, which prohibit the fund from:


      1. Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

      2. Investing more than 10% of its total assets in variable rate master demand notes providing for settlement upon more than seven days' notice by the fund.

Portfolio Turnover

   The funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

   Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options on securities or depreciation of the underlying security in the case of put options on securities) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% also would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a one-year period. A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation.

   Certain other practices which may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what SBFM or a fund's sub-investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


   For the fiscal years ended July 31, 2000, 2001 and 2002, the portfolio turnover rates were as follows:



                                                              For the Fiscal Year
                                                              Ended July 31:
                                                              ------------------
   Fund                                                       2000   2001   2002
   ----                                                       ----   ----   ----
   Convertible Fund.......................................... 167%   177%   115%
   Diversified Strategic Income Fund......................... 110*   117    211
   High Income Fund..........................................  65     82     83
   Municipal High Income Fund................................  29     29     24
   Total Return Bond Fund....................................   8      8      4
   Balanced Fund.............................................  43     63     40

--------

* The Diversified Strategic Income Fund during the fiscal years ended July 31, 2001 and July 31, 2002 experienced a larger portfolio turnover compared to fiscal year ended July 31, 2000 because of the following reasons: (a) the previous portfolio manager was replaced by SaBAM which restructured the portfolio and (b) SaBAM's investment philosophy entails greater turnover of portfolio securities on account of convertible bonds possessing lower call protection than other types of fixed income securities.


   For regulatory purposes, the turnover rate of Exchange Reserve Fund is zero.

Portfolio Transactions


   Most of the purchases and sales of securities by a fund, whether transacted on a securities exchange or over the counter, will be made in the primary trading market for the securities, except for Eurobonds which are principally traded over the counter. The primary trading market for a given security is generally located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SBFM, which is also responsible for placing these transactions subject to the overall review of the board of trustees. With respect to Diversified Strategic Income Fund, decisions to buy and sell domestic securities for the fund are made by SBFM, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Global Capital Management. With respect to Convertible Fund, day-to-day investment decisions are made by SaBAM, subject to the supervision of SBFM. Although investment decisions for each fund are made independently from those of the other accounts managed by SBFM, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM or a fund's sub-investment adviser to be equitable to each. In some cases this procedure may adversely affect the price paid or received by a fund, or the size of the position obtained or disposed of by the fund.


   Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Commissions generally are fixed on most foreign exchanges. There is generally no stated commission in the case of securities traded in U.S. or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality. The following table sets forth certain information regarding each fund's payment of brokerage commissions:

Total Brokerage Commissions Paid


                                                                               High
                                                                  Convertible Income Balanced
Fiscal Year                                                          Fund      Fund    Fund
-----------                                                       ----------- ------ --------
2000.............................................................  $150,697    $786  $472,222
2001.............................................................   150,455      --   476,571
2002.............................................................    82,807       0   486,136


Brokerage Commissions Paid to Salomon Smith Barney


                                                                         Convertible Balanced
Fiscal Year                                                                 Fund       Fund
-----------                                                              ----------- --------
2000....................................................................       --    $16,889*
2001....................................................................   $1,500     30,836
2002....................................................................        0     14,722

--------



*  Includes $15,125 for execution, research and statistical services.

% of Total Brokerage Commissions Paid to Salomon Smith Barney


                                                          Convertible Balanced
  Fiscal Year                                                Fund       Fund
  -----------                                             ----------- --------
  2000...................................................      --       3.58%
  2001...................................................    1.00%      6.47
  2002...................................................       0       3.03


% of Total Dollar Amount of Transactions Involving Commissions Paid to Salomon Smith Barney


                                                          Convertible Balanced
  Fiscal Year                                                Fund       Fund
  -----------                                             ----------- --------
  2000...................................................      --       2.27%
  2001...................................................    1.05%      3.07
  2002...................................................       0       1.62



   In selecting brokers or dealers to execute securities transactions on behalf of a fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the trust and SBFM authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the trust, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. The fees under the advisory agreements and the Sub-Advisory and/or administration agreements are not reduced by reason of their receiving such brokerage and research services. Further, Salomon Smith Barney will not participate in commissions brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. The Trust's board of trustees periodically will review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the trust.


   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the board of trustees has determined that transactions for a fund may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of SBFM, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the SEC, Salomon Smith Barney may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the trust's board of trustees has expressly authorized Salomon Smith Barney to effect such transactions, and (b) Salomon Smith Barney annually advises the trust of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The funds will not purchase any security, including U.S. government securities or Municipal Securities, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

   The funds may use Salomon Smith Barney as a commodities broker in connection with entering into futures contracts and options on futures contracts. Salomon Smith Barney has agreed to charge the funds commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                       Sales Charge
         (Diversified Strategic Income, High Income and Total Return Bond Funds)

                                                             Broker/Dealer Commission as %
Amount of Investment % of Offering Price %of Amount Invested       of Offering Price
-------------------- ------------------- ------------------- -----------------------------
 Less than $25,000..        4.50%               4.71%                       4.05%
 $ 25,000-49,999....        4.00                4.17                        3.60
 $ 50,000-99,999....        3.50                3.63                        3.15
 $100,000-249,999...        2.50                2.56                        2.25
 $250,000-499,999...        1.50                1.52                        1.35
 $500,000-and over..           0                   0                  Up to 1.00%*

                                       Sales Charge
                               (Municipal High Income Fund)

                                             % of Amount     Broker/Dealer Commission as %
Amount of Investment % of Offering Price      Invested             of Offering Price
-------------------- ------------------- ------------------- -----------------------------
 Less than $ 25,000.        4.00%               4.17%                       3.60%
 $ 25,000-49,999....        3.50                3.63                        3.15
 $ 50,000-99,999....        3.00                3.09                        2.70
 $100,000-249,999...        2.50                2.56                        2.25
 $250,000-499,999...        1.50                1.52                        1.35
 $500,000-and over..           0                   0                   up to 1.00*

                                       Sales Charge
                             (Balanced and Convertible Funds)

                                             % of Amount     Broker/Dealer Commission as %
Amount of Investment % of Offering Price      Invested             of Offering Price
-------------------- ------------------- ------------------- -----------------------------
 Less than $ 25,000.        5.00%               5.26%                       4.50%
 $   25,000-49,999..        4.25                4.44                        3.83
 $   50,000-99,999..        3.75                3.90                        3.38
 $  100,000-249,999.        3.25                3.36                        2.93
 $  250,000-499,999.        2.75                2.83                        2.48
 $  500,000-999,000.        2.00                2.04                        1.80
 $1,000,000 or more.           0                   0                   up to 1.00*

--------
*  A distributor pays up to 1.00% to a Service Agent.

   Purchases of Class A shares of $500,000 or more of the Diversified Strategic Income, High Income, Municipal High Income and Total Return Bond Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents, PFS and other dealers whose clients make purchases of $500,000 or more.

   Purchases of Class A shares of $1,000,000 or more of the Convertible and Balanced Funds will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Service Agents, PFS and other dealers whose clients make purchases of $1,000,000 or more.

   The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.


   Class L Shares. (except Exchange Reserve Fund) Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.


   Class O Shares. Class O shares are sold without an initial sales charge or deferred sales charge and are available only to existing Class O shareholders.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares (i) of the International Equity Portfolio, for which the minimum initial investment is $5,000,000 and
(ii) by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).


   Class Z Shares (Diversified Strategic Income and High Income Funds). Class Z Shares are sold without an initial sales charge or deferred sales charge and are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of SSB or any of its affiliates ("Qualified Plans") and to certain unit investment trusts ("UIT") sponsored by SSB or any of its affiliates.


General


   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney, PFSD and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global are not subject to a maintenance fee.


   Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup Inc. ("Citigroup") and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by transfer agent. Share certificates are issued only upon a shareholder's written request to PFPC Global.

   Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or PFPC Global or PFS is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or PFPC Global or PFS. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Services Agent.


PFS Investment Accounts



   Initial purchase of shares of the Exchange Reserve Fund and the Diversified Strategic Income Fund must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application found in this prospectus. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PSS. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS and also as agent for the distributor, in accordance with the terms of the prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.



   Shares purchased will be held in the shareholder's account by PSS.



   Investors in Class B shares may open an account by making an initial investment of at least $1,000 for each account in Class B (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Fund. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class in the Fund is $25. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class B shares and the subsequent investment requirement for each Class is $25. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Citi Fidusciary or PFS prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $50,000. Before sending the wire, the PFS Investments Registered Representative must contact PFS at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS at (800) 544-5445 to obtain proper wire instructions.



   Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of up to $27.50 by PSS.


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Service Agent (for a period up to 90 days from the commencement of the Service Agent's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Service Agent's prior employer, (ii) was sold to the client by the Service Agent and
(iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases by
Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; and (k) accounts associated with "k" Choice and Collective Choice (l) separate accounts used to fund certain Section 403(b) or 401(k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants' reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


   Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Service Agent or transfer agent to obtain a Letter of Intent application.


   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For each fund, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.


   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.



   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under a Smith Barney Retirement Program, as described below. See "Purchase of Shares-Smith Barney Retirement Programs."


                                                    Deferred Sales Charge
                     ----------------------------------------------------------------------------------
Year Since Purchase     (Diversified Strategic Income, High Income,
Payment Was Made     Municipal High Income and Total Return Bond Funds) (Balanced and Convertible Funds)
----------------     -------------------------------------------------- --------------------------------
First...............                        4.50%                                     5.00%
Second..............                        4.00                                      4.00
Third...............                        3.00                                      3.00
Fourth..............                        2.00                                      2.00
Fifth...............                        1.00                                      1.00
Sixth and thereafter                        0.00                                      0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.





   A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder' s account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless the shareholder has changed his/her address within 45 days or less of the shareholder's redemption request. Redemption proceeds will be mailed to an investor's address of record. PFS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until PFS receives all required documents in proper form.

   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the Automated Clearing House.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

   PFS will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

   Additional information regarding the PFS's services may be obtained by contacting the Client Services Department at (800) 544-5445.

Smith Barney Retirement Programs


   You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A, Class L and in limited circumstances, Class O shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.


   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must by of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex Plan") offering, Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

      Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

      If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Service Agent or the transfer agent.


   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L and or Class O shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.



   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in a Smith Barney Retirement Program, if a participating plan's total Class L and Class O holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.


   Any participating plan in the Salomon Smith Barney Retirement Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.


   Participating plans wishing to acquire shares of the fund through the Salomon Smith Barney Retirement Programs must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.





Salomon Smith Barney Accounts



   Purchases of shares of the funds must be made through a brokerage account maintained with Salomon Smith Barney, an introducing broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. Salomon Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

                             REDEMPTION OF SHARES

General


   Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the next determined net asset value.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder' s benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

   Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

   Smith Barney Income Funds
   Name of Fund (please specify)
   Class A, B, L, O or Y (please specify)
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, RI 02940-9699

   A written redemption request must (a) state the name of the Fund for which you are redeeming shares, (b) state the Class and number or dollar amount of shares to be redeemed, (c) identify the shareholder' s account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC Global together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.


   Qualified Plans may redeem Class Z shares on any day a fund calculates its net asset value.


Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The withdrawal plan will be carried over on exchanges between funds or classes of a Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with PFPC Global as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Company. Withdrawal Plans should be set up with a Service Agent. A shareholder who purchases shares directly through PFPC Global may continue to do so and applications for participation in the Withdrawal Plan must be received by PFPC Global no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Service Agent.

Telephone Redemption and Exchange Program

   Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a Fund.)


   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (eastern standard time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


   A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (eastern standard time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the next determined net asset value.

   Additional Information regarding Telephone Redemption and Exchange
Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


Suspension or Postponement

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind


   If the trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's total assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.



PFS Investments Accounts



   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to a sub-transfer agent, Primerica Shareholder Services, at P.O. Box 9662, Providence, RI 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.



   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern standard time to obtain the proper forms.



   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.



   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.


                              EXCHANGE PRIVILEGE

General

   Except as noted below, shareholders of any fund of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other funds of the Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your registered representative or your investment dealer is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Class B shares of any fund may be exchanged without a Deferred Sales Charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for the purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

   The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

   Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

   Class A, Class Y and Class O Exchanges. Class A, Class Y and Class O shareholders of a Fund who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge. Class O shares are offered only in select funds.


   Additional Information Regarding Exchanges.   The fund is not designed to
provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.



   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.



   Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Trust reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.


                                  DISTRIBUTOR


   Effective June 5, 2000, the Trust entered into an agreement with Salomon Smith Barney located at 388 Greenwich Street, New York, New York 10013 and PFSD, located at 3100 Breckinridge Blvd., Duluth, Georgia 30099 to distribute the Trust's shares on a best efforts basis pursuant to distribution agreements. Prior to June 5, 2000, CFBDS, Inc. served as the Trust's distributor.


   When payment is made by the investor before the settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than the Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Salomon Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the relevant fund and the Salomon Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The trust's board of trustees has been advised of the benefits to Salomon Smith

Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the advisory, administration and Distribution agreements for continuance.


   For the calendar year ended December 31, 2001, Salomon Smith Barney and/or PFSD incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Service Agents and for accruals for interest on the excess of Salomon Smith Barney and/or PFS expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and Deferred Sales Charge received by Salomon Smith Barney and/or PFSD are expressed in the following table:



                              Financial
                              Consultant    Branch   Advertising Printing Interest
Fund Name                    Compensation  Expenses    Expense   Expense  Expense
---------                    ------------ ---------- ----------- -------- --------
Balanced Fund...............  $1,067,131  $1,072,501  $175,545    $1,407  $ 32,555
Convertible Fund............     226,737     135,846    19,931       160    25,532
Diversified Strategic Income   3,036,713   3,772,021   440,520     9,447   217,992
Exchange Reserve............    (468,926)    150,913        --     1,646   (98,794)
High Income Fund............   2,704,449   2,662,427   377,957     6,719   443,829
Municipal High Income Fund..   1,122,799     727,424   161,175     1,487   124,546
Total Return Bond Fund......     309,556     887,068    94,672     1,272    39,048


Distribution Arrangements


   Shares of the Trust are sold on a best efforts basis by Salomon Smith Barney and PFSD as sales agents of the trust pursuant to the Distribution Agreement. To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Trust has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each fund, except Exchange Reserve Fund, pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% (0.15% in the case of Municipal High Income Fund) of the value of the fund's average daily net assets attributable to its Class A, Class B, Class L and Class O shares. In addition, each fund except the Exchange Reserve Fund, pays Salomon Smith Barney, with respect to its Class B, Class L and Class O shares, a distribution fee. The Exchange Reserve Fund and Diversified Strategic Income Fund pay PFSD a distribution fee with respect to its Class B shares. The distribution fee is primarily intended to compensate Salomon Smith Barney and/or PFSD for its initial expense of paying Service Agents a commission upon sales of those shares. The Class B and Class L shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.50% for Class B shares of each fund and 0.45% for Class L shares, except the Smith Barney Balanced Fund and the Smith Barney Convertible Fund (0.50% for Class L shares in the case of Exchange Reserve Fund and 0.55% for Class L shares in the case of Municipal High Income Fund) of the value of a fund's average daily net assets attributable to the shares of the respective Class. For the Smith Barney Convertible Fund and the Smith Barney Balanced Fund, Class L and Class O shares' distribution fees, accrued daily and paid monthly, are calculated at the annual rate of 0.75% for Class L shares and 0.45% for Class O shares.


   The following expenses were incurred during the periods indicated:

Initial Sales Charges

                                                     Class A
                                           ----------------------------------
                                           For the Fiscal Year Ended July 31:
                                           ----------------------------------
         Fund                               2000*       2001+        2002
         ----                               --------   ----------   --------
         Convertible Fund................. $ 19,000   $   72,000   $ 33,000
         Diversified Strategic Income Fund  422,000      693,000    882,000
         High Income Fund.................  583,000    1,181,000    545,000
         Municipal High Income Fund.......   68,000      380,000    252,000
         Total Return Bond Fund...........   17,000      194,000    118,000
         Balanced Fund....................  101,000      356,000    116,000


                                                                 Paid to
                                                                PSS and/or
                                                                   PFSD
                                                                ----------
                            Fund                                   2002
                                ----     -           -          ----------
                            Diversified Strategic Income Fund..  $346,253

--------

+  A portion of this amount was paid to aSalomon Smith Barney.

*  Salomon Smith Barney and CFBDS, each, received the following amounts:


                             Salomon Smith Barney
                             --------------------
                Fund                                     2000
                ----                                   --------
                Convertible Fund...................... $ 17,100
                Diversified Strategic Income Fund.....  379,800
                High Income Fund......................  524,700
                Municipal High Income Fund............   61,200
                Total Return Bond Fund................   15,300
                Balanced Fund.........................   90,900

                                    CFBDS
                                    -----
                Fund                                     2000
                ----                                   --------
                Convertible Fund...................... $  1,900
                Diversified Strategic Income Fund.....   42,200
                High Income Fund......................   58,300
                Municipal High Income Fund............    6,800
                Total Return Bond Fund................    1,700
                Balanced Fund.........................   10,100



                                                       Class L
                                              ----------------------------------
                                              For the Fiscal Year Ended July 31:
                                              ----------------------------------
       Fund                                    2000*       2001+        2002
       ----                                    --------    --------    --------
       Convertible Fund...................... $  1,000    $ 24,000    $ 24,000
       Diversified Strategic Income Fund.....  376,000     365,000     222,000
       High Income Fund......................  238,000     540,000     410,000
       Municipal High Income Fund............   14,000      92,000      92,000
       Total Return Bond Fund................   20,000      95,000     170,000
       Balanced Fund.........................   75,000      82,000      33,000

--------
+  A portion of this amount was paid to Salomon Smith Barney.
*  Salomon Smith Barney and CFBDS, each, received the following amounts:

                             Salomon Smith Barney
                             --------------------
                Fund                                     2000
                ----                                   --------
                Convertible Fund...................... $    900
                Diversified Strategic Income Fund.....  338,400
                High Income Fund......................  214,200
                Municipal High Income Fund............   12,600
                Total Return Bond Fund................   18,000
                Balanced Fund.........................   67,500

                                    CFBDS
                                    -----
                Fund                                     2000
                ----                                   --------
                Convertible Fund...................... $    100
                Diversified Strategic Income Fund.....   37,600
                High Income Fund......................   23,800
                Municipal High Income Fund............    1,400
                Total Return Bond Fund................    2,000
                Balanced Fund.........................    7,500

Deferred Sales Charge (paid to Salomon Smith Barney)


                                                     Class A
                                         --------------------------------
                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2000         2001       2002
       ----                              ----------   ---------- ----------
       Convertible Fund................. $        0   $        0        0
       Diversified Strategic Income Fund     16,000       21,000    2,000
       Exchange Reserve Fund............        N/A          N/A      N/A
       High Income Fund.................     21,000       10,000   37,000
       Municipal High Income Fund.......      2,000            0   14,000
       Total Return Bond Fund...........      1,000            0   18,000
       Balanced Fund....................      3,000            0        0

                                                     Class B
                                         --------------------------------
                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2000         2001       2002
       ----                              ----------   ---------- ----------
       Convertible Fund................. $   23,000   $   12,000   12,000
       Diversified Strategic Income Fund  2,672,000    1,205,000  921,000
       Exchange Reserve Fund............    751,000      429,000  773,000
       High Income Fund.................  1,728,000      909,000  724,000
       Municipal High Income Fund.......    158,000      118,000   63,000
       Total Return Bond Fund...........    271,000      187,000  156,000
       Balanced Fund....................    162,000      127,000  123,000

                                                                 PSS and/or
                                                                    PFSD
                                                                 ----------
                                                                    2002
                                                                 ----------
       Diversified Strategic Income Fund........................   63,524

                                                     Class L
                                         --------------------------------
                                         For the Fiscal Year Ended July 31:
                                         --------------------------------
       Fund                                 2000         2001       2002
       ----                              ----------   ---------- ----------
       Convertible Fund................. $        0   $        0    1,000
       Diversified Strategic Income Fund     48,000       31,000   25,000
       Exchange Reserve Fund............     98,000       80,000   44,000
       High Income Fund.................     49,000       77,000   77,000
       Municipal High Income Fund.......      1,000        2,000    6,000
       Total Return Bond Fund...........      5,000        4,000    8,000
       Balanced Fund....................      2,000        7,000    3,000




Service Fees and Distribution Fees


                                        For the Fiscal Year Ended July 31:
                                        ---------------------------------
      Fund                                 2000         2001       2002
      ----                              -----------  ---------- ----------
      Convertible Fund................. $   187,786  $  149,914 $  185,603
      Diversified Strategic Income Fund  13,487,190   9,623,792  7,616,935
      Exchange Reserve Fund............     774,777     630,594    792,009
      High Income Fund.................   7,427,964   5,847,202  5,167,161
      Municipal High Income Fund.......   2,186,951   1,560,786  1,401,965
      Total Return Bond Fund...........     807,065     742,909    979,284
      Balanced Fund....................   4,575,346   3,606,132  2,456,665

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the board of trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase the amount to be spent for the services provided by Salomon Smith Barney or PFSD without shareholder approval, and all amendments of the Plan must be approved by the trustees in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any fund, by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney and PFSD will provide the board of trustees with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.


                              VALUATION OF SHARES

   Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of procedures used by a fund in valuing its assets.


   Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of funds investing in foreign securities may not take place contemporaneously with the determination of the prices of many of their respective portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trust's board of trustees. In carrying out the board's valuation policies, SBFM, as administrator, may consult with an independent pricing service (the "Pricing Service") retained by the Trust.



   Debt securities of United States issuers (other than U.S. government securities and short-term investments), including Municipal Securities held by Municipal High Income Fund, are valued by SBFM, as administrator, after consultation with the Pricing Service approved by the Trust's board of trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there are no readily obtainable market quotations are carried at fair value as determined by the Pricing Service. The procedures of the Pricing Service are reviewed periodically by the officers of the trust under the general supervision and responsibility of the board of trustees.


                               PERFORMANCE DATA


   From time to time, the Trust may quote the funds' yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing each fund's shares. Such performance information may include the following industry and financial publications: Barron's, BusinessWeek, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of a fund describes the expenses or performance of Class A, Class B, Class L, Class O or Class Y, it will also disclose such information for the other Classes.

Yield

   Exchange Reserve Fund. The current yield for the fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


   For the seven-day period ended July 31, 2002 the annualized yield was 2.63% and 2.60% for Class B and Class L shares, respectively. The compound effective yield was 2.67% and 2.64% for Class B and Class L shares, respectively. As of July 31, 2002, the fund's average portfolio maturity was 18 days.


   Other Funds. The 30-day yield figure of a fund other than Exchange Reserve Fund is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:


                   YIELD  =   2  [(  a-b  + 1  )  /6/ - 1  ]
                                     ---
                                     cd




Where: a   =   dividends and interest earned during the period.
       b   =   expenses accrued for the period (net of waiver and reimbursement).
               the average daily number of shares outstanding during the period that were entitled to
       c   =   receive dividends.
       d   =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.


   The yields for the thirty-day period ended July 31, 2002 for the following funds were:



Fund                              Class A Class B Class L Class O Class Y Class Z
----                              ------- ------- ------- ------- ------- -------
Convertible Fund.................  6.23%   5.97%   5.88%   5.90%    7.01%   N/A
Diversified Strategic Income Fund  4.85    4.74    4.52     N/A     5.52   5.45
High Income Fund.................  9.71    9.81    9.62     N/A    10.57    N/A
Municipal High Income Fund.......  6.68    6.37    6.35     N/A      N/A    N/A
Total Return Bond Fund...........  5.58    5.32    5.34     N/A      N/A    N/A


   Investors should recognize that, in periods of declining interest rates, a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of such fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return


   The "average annual total return" for each fund, other than Exchange Reserve Fund, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:



                                P(1+T)/n/ = ERV


Where: P   =   a hypothetical initial payment of $1,000.
       T   =   average annual total return.
       n   =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
               (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


   The average annual total returns with sales charges of the fund's Class A shares were as follows for the periods ended July 31, 2002:



                                       One-Year  Five-Year
     Fund*                              Period    Period   Since Inception
     -----                             --------  --------- ---------------
     Convertible Fund.................  (19.12)%   (2.08)%      4.65%
     Diversified Strategic Income Fund   (4.23)     1.69        4.96
     High Income Fund.................  (15.16)    (4.26)       3.29
     Municipal High Income Fund.......   (0.39)     2.76        4.91
     Total Return Bond Fund...........    2.18       N/A        4.66
     Balanced Fund....................  (21.53)     0.30        4.56

--------
* Each fund, except Total Return Bond Fund, commenced selling Class A shares on November 6, 1992. The Total Return Bond Fund commenced operations on February 27, 1998.


   Each portfolio may, from time to time, advertise its average annual total return calculated as shown above but without including the deduction of the maximum applicable initial sales charge or deferred sales charge. The average annual total return for each fund's Class A shares for the periods ended July 31, 2002 without including the deduction of the maximum applicable sales charge is as follows:



                                       One-Year  Five-Year
     Fund*                              Period    Period   Since Inception
     -----                             --------  --------- ---------------
     Convertible Fund.................  (14.85)%   (1.07)%      5.21%
     Diversified Strategic Income Fund   (0.32)     2.63        5.46
     High Income Fund.................  (11.21)    (3.37)       3.78
     Municipal High Income Fund.......    3.77      3.60        5.35
     Total Return Bond Fund...........    6.98       N/A        5.75
     Balanced Fund....................  (17.40)     1.34        5.11

--------
* Each fund, except Total Return Bond Fund, commenced selling Class A shares on November 6, 1992. The Total Return Bond Fund commenced operations on February 27, 1998.

   The average annual total returns with Deferred Sales Charges (with fees waived) of the fund's Class B shares were as follows for the periods ended July 31, 2002:



                                       One-Year  Five-Year Ten-Year
Fund                                    Period    Period    Period  Since Inception
----                                   --------  --------- -------- ---------------
Convertible Fund/1/...................  (19.37)%   (1.73)%   4.65%       5.86%
Diversified Strategic Income Fund/2,6/   (4.44)     2.00     4.67        6.32
High Income Fund/3,6/.................  (15.11)    (3.95)    3.33        5.07
Municipal High Income Fund/4,6/.......   (1.12)     2.90     4.53        6.76
Total Return Bond Fund/7/.............    1.92       N/A      N/A        5.03
Balanced Fund/5/......................  (21.81)     0.70     4.29        6.85

--------
/1/  Fund commenced operations on September 9, 1986.
/2/  Fund commenced operations on December 28, 1989.
/3/  Fund commenced operations on September 2, 1986.
/4/  Fund commenced operations on September 16, 1985.
/5/  Fund commenced operations on March 28, 1988.
/6/ Prior to November 6, 1992, the maximum Deferred Sales Charge imposed on redemptions was 5.00%.
/7/  Fund commenced operations on February 27, 1998.


   The average annual total return for each fund's Class B shares for the periods ended July 31, 2002 without including the deduction of the maximum applicable deferred sales charge is as follows:



                                         One-Year  Five-Year Ten-Year
Fund                                      Period    Period    Period  Since Inception
----                                     --------  --------- -------- ---------------
Convertible Fund/1/.....................  (15.32)%   (1.59)%   4.65%       5.86%
Diversified Strategic Income Fund/2,6/..   (0.22)     2.15     4.67        6.32
High Income Fund/3,6/...................  (11.53)    (3.83)    3.33        5.07
Municipal High Income Fund/4,6/.........    3.26      3.05     4.53        6.76
Total Return Bond Fund/7/...............    6.42       N/A      N/A        5.21
Balanced Fund/5/........................  (17.82)     0.83     4.29        6.85

--------
/1/  Fund commenced operations on September 9, 1986.
/2/  Fund commenced operations on December 28, 1989.
/3/  Fund commenced operations on September 2, 1986.
/4/  Fund commenced operations on September 16, 1985.
/5/  Fund commenced operations on March 28, 1988.
/6/ Prior to November 6, 1992, the maximum Deferred Sales Charge imposed on redemptions was 5.00%.
/7/  Fund commenced operations on February 27, 1998.


   The average annual total returns with sales charges of the fund's Class L shares were as follows for the periods ended July 31, 2002:



                                           One-Year  Five-Year
  Fund                                      Period    Period   Since Inception
  ----                                     --------  --------- ---------------
  Convertible Fund/3/.....................  (17.01)%     N/A        (2.95)%
  Diversified Strategic Income Fund/5/....   (2.12)     1.99%        4.49
  High Income Fund/4/.....................  (13.15)    (3.95)        1.95
  Municipal High Income Fund/2/...........    1.24      2.79         5.50
  Total Return Bond Fund/1/...............    4.45       N/A         5.02
  Balanced Fund/6/........................  (19.65)      N/A        (3.59)

--------
/1/ The fund commenced selling Class L shares (previously designated as Class C shares) on February 27, 1998.

/2/ The fund commenced selling Class L shares (previously designated as Class C shares) on November 17, 1994.
/3/  The fund commenced selling Class L shares on June 15, 1998.
/4/ The fund commenced selling Class L shares (previously designated as Class C shares) on August 24, 1994.
/5/ The fund commenced selling Class L shares (previously designated as Class C shares) on March 19, 1993.
/6/  The fund commenced selling Class L shares on June 15, 1998.


   The average annual total return for each fund's Class L shares of the periods ended July 31, 2002 without including the deduction of the maximum applicable initial sales charge or deferred sales charge is as follows:



                                           One-Year  Five-Year
  Fund                                      Period    Period   Since Inception
  ----                                     --------  --------- ---------------
  Convertible Fund/3/.....................  (15.34)%     N/A        (2.72)%
  Diversified Strategic Income Fund/5/....   (0.16)     2.19%        4.59
  High Income Fund/4/.....................  (11.53)    (3.76)        2.08
  Municipal High Income Fund/2/...........    3.24      2.99         5.63
  Total Return Bond Fund/1/...............    6.49       N/A         5.27
  Balanced Fund/6/........................  (18.02)      N/A        (3.36)

--------
/1/ The fund commenced selling Class L shares (previously designated as Class C shares) on February 27, 1998.
/2/ The fund commenced selling Class L shares (previously designated as Class C shares) on November 17, 1994.
/3/  The fund commenced selling Class L shares on June 15, 1998.
/4/ The fund commenced selling Class L shares (previously designated as Class C shares) on August 24, 1994.
/5/ The fund commenced selling Class L shares (previously designated as Class C shares) on March 19, 1993.
/6/  The fund commenced selling Class L shares on June 15, 1998.


   The average annual total returns with sales charges (with fees waived) of the fund's Class O shares were as follows for the periods ended July 31, 2002:


                                              One-Year  Five-Year   Since
     Fund                                      Period    Period   Inception
     ----                                     --------  --------- ---------
     Convertible Fund/1/.....................  (16.99)%   (1.80)%   4.29%
     Balanced Fund/2/........................  (19.36)     0.68     3.81

--------
/1/ The fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
/2/ The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.


   The average annual total return for each portfolio's Class O Shares of the periods ended July 31, 2002 without including the deduction of the maximum applicable initial sales charge or deferred sales charge is as follows:



                                              One-Year  Five-Year   Since
     Fund                                      Period    Period   Inception
     ----                                     --------  --------- ---------
     Convertible Fund/1/.....................  (15.33)%   (1.60)%   4.42%
     Balanced Fund/2/........................  (17.73)     0.89     3.92

--------
/1/ The fund commenced selling Class O shares (previously designated as Class C shares) on November 7, 1994.
/2/ The fund commenced selling Class O shares (previously designated as Class C shares) on February 4, 1993.

   The average annual total returns of the fund's Class Y shares were as follows for the periods ended July 31, 2002:



                                            One-Year  Five-Year   Since
       Fund                                  Period    Period   Inception
       ----                                 --------  --------- ---------
       Convertible Fund/1/.................  (14.51)%   (0.63)%   3.22%
       Diversified Strategic Income Fund/2/    0.80      3.03     4.87
       High Income Fund/3/.................  (10.84)    (3.02)    0.48
       Balanced Fund/4/....................     N/A       N/A      N/A

--------
/1/ The fund commenced selling Class Y shares on February 7, 1996. /2/ The fund commenced selling Class Y shares on October 10, 1995. /3/ The fund commenced selling Class Y shares on April 28, 1995.

/4/ The fund commenced selling Class Y shares on October 9, 1995. There were no Class Y shares outstanding as of July 31, 2002.



   The average annual total returns of the fund's Class Z shares were as follows for the periods ended July 31, 2002:



                                            One-Year Five-Year   Since
       Fund                                  Period   Period   Inception
       ----                                 -------- --------- ---------
       Diversified Strategic Income Fund/1/   0.63%    2.98%     5.81%
       High Income Fund/2/.................    N/A      N/A       N/A

--------
/1/  The fund commenced selling Class Z shares on November 6, 1992.

/2/ The fund commenced selling Class Z shares on November 6, 1992. There were no Class Z shares outstanding as of July 31, 2002.


   Neither Class Y nor Class Z shares impose an initial sales charge or deferred sales charge.

   A Class' total return figures calculated in accordance with the above formula assume that the maximum sales charge or maximum applicable Deferred Sales Charge, as the case may be, has been deducted for the hypothetical $1,000 initial investment at the time of purchase.

   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

   A Class' performance will vary from time to time depending upon market conditions, the composition of the relevant fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:



Average Annual Total Return (After Taxes on Distributions)



                            P(1 + T)/n/ = ATV\\D\\



Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                    5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.



Average Annual Total Return (After Taxes on Distributions and Redemptions)



                            P(1 + T)/n/ = ATV\\DR\\



Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.



   It is important to note that the yield and total return figures set forth above are based on historical earnings and are not intended to indicate future performance.



   The performance of a Class of shares will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to that Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment company's portfolio securities.


                                     TAXES


   The following is a summary of certain federal income tax considerations that may affect the Trust and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in any fund of the Trust.


Tax Status of the Funds

   Each fund will be treated as a separate taxable entity for federal income tax purposes.


   Each fund has qualified and the Trust intends that each fund continue to qualify separately each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A qualified fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of its net investment income. One of the several requirements for qualification is that a fund receive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of equity or debt securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the fund's investment in such stock, securities, or currencies. The trust does not expect any fund to have difficulty meeting this test.

   If for any taxable year a fund does not qualify as regulated investment company, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from long-term capital gains and to the extent of the fund's current and accumulated earnings and profits, would be taxable to the fund's shareholders as ordinary income and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.


   On July 31, 2002, the unused capital loss carryovers, by fund, were approximately as follows: Balanced Fund, $96,462,000; Convertible Fund, $5,040,000; Diversified Strategic Income Fund, $324,744,000; High Income Fund, $590,546,000; Municipal High Income Fund, $6,752,000 and Total Return Bond Fund, $7,526,000; For federal income tax purposes, these amounts are available to be applied against future capital gains, if any, of the fund that has the carryovers that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:



Fund                                                   July 31,
----                  --------------------------------------------------------------------------
                         2003        2004        2007         2008         2009         2010
                      ----------- ----------- ----------- ------------ ------------ ------------
                                                    (in thousands)
Balanced.............          --          --          -- $    888,000 $ 24,644,000 $ 70,930,000
Convertible..........          --          --          --           --    3,464,000    1,576,000
Diversified Strategic
Income...............          --          --          --  104,877,000   98,977,000  120,890,000
High Income.......... $13,404,000 $23,360,000 $25,768,000   97,094,000  130,523,000  300,397,000
Municipal High Income          --          --          --           --    1,032,000    5,720,000
Total Return Bond....          --          --   1,042,000    1,052,000    5,432,000           --


Taxation of the Funds' Investments


   Gains or losses on sales of securities by a fund generally will be long-term capital gains or losses if the fund has held the securities for more than one year. Gains or losses on sales of securities held for not more than one year generally will be short-term capital gains or losses. If a fund acquires a debt security at a substantial discount, a portion of any gain upon sale or redemption of the debt security will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued original issue discount or market discount.


   Options and Futures Transactions. The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased, and whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or put option on an equity or convertible debt security, it will receive a premium that will, subject to the straddle rules, be treated as follows for tax purposes. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of closing the purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be a short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as a part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend upon the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

   If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term, depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

   One or more funds may invest in "section 1256 contracts", and the Code imposes a special "mark-to-market" system for taxing these contracts. These contracts generally include options on non-convertible debt securities (including United States government securities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency and options on foreign currency futures will qualify as section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. Generally, most of the foreign currency options and foreign currency futures and related options in which certain funds may invest will qualify as section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes. Provided that section 1256 contracts are held as capital assets and are not part of a straddle or a hedge, both the realized and the unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions actually are held by a fund.

   Straddles. While the mark-to-market system is limited to section 1256 contracts, the Code contains other rules applicable to transactions which create positions that offset positions in section 1256 contracts or other investment contracts. Those rules, applicable to "straddle" transactions, are intended to eliminate any special tax advantages for such transactions. "Straddles" are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle). Also, the forward currency contracts entered into by a fund may result in the creation of "straddles" for federal income tax purposes.

   If two or more positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to re-characterize long-term gain as short-term gain, or to re-characterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, "wash sale" rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or re-characterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

   If a fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of "mixed" straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If a fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the "60%/40%" mark-to-market rules. If any such election is made, the amount, the nature (as long-or short-term) and the timing of the recognition of the fund's gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

   Constructive Sales. If a fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") at the time it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a fund may effect short sales.

   Section 988. Foreign currency gain or loss from transactions in (a) bank forward contracts not traded in the interbank market and (b) futures contracts traded on a foreign exchange may be treated as ordinary income or loss under
Section 988 of the Code. A fund may elect to have section 988 apply to section 1256 contracts. Pursuant to that election, foreign currency gain or loss from these transactions would be treated entirely as ordinary income or loss when realized. A fund will make the election necessary to gain such treatment if the election is otherwise in the best interests of the fund.

Taxation of the Trust's Shareholders


   Dividends paid by a fund from investment income and distributions of net short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time that the shareholder has held his or her shares of the fund.


   Dividends of investment income (but not capital gains) from any fund generally will qualify for the federal dividends-received deduction for domestic corporate shareholders to the extent that such dividends do not exceed the aggregate amount of dividends received by the fund from domestic corporations. If securities held by a fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the fund which corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

   If a shareholder (a) incurs a sales charge in acquiring fund shares and (b) disposes of those shares and acquires within 90 days after the original acquisition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.


   Capital Gains Distributions. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares are held as capital assets and have been held for more than one year, and will recognize short-term capital gain or loss if the shares are held as capital assets and have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of a fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on such redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

   Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a "backup withholding tax" with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.



   Municipal High Income Fund. Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Because the Municipal High Income Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares of the fund will not be deductible for federal income tax purposes. If a shareholder redeems or exchanges shares of the fund with respect to which he receives an exempt-interest dividend before holding the shares for more than six months, no loss will be allowed on the redemption or exchange to the extent of the exempt-interest dividend received. Also, that portion of any dividend from the fund which represents income from private activity bonds (other than those issued for charitable, educational and certain other purposes) held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a person "related" to such substantial user. Investors should consult their own tax advisors to see whether they may be substantial users or related persons with respect to a facility financed by bonds in which the fund may invest. Moreover, exempt-interest dividends derived from interest on private activity bonds of this type will be subject to the federal alternative minimum tax that is imposed on individuals and corporations. In addition, investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may under certain circumstances cause up to one-half of such retirement benefits to be subject to federal income tax. If the fund receives taxable investment income, it will designate as taxable the same percentage of each dividend as the fund's actual taxable income bears to the total investment income earned by the fund during the period for which the dividend is paid. The percentage of each dividend designated as taxable, if any, may, therefore, vary. Dividends derived from interest on Municipal Securities which is exempt from regular federal income taxes.


                            ADDITIONAL INFORMATION


   The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time, and on November 5, 1992 the trust filed an Amended and Restated Master Trust Agreement (the "trust agreement"). The trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively.



   State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110, and serves as the custodian for each of the funds. Under their respective custodian agreements with the respective funds, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.



   Citicorp Trust Bank, fsb., located at 125 Broad Street, New York, New York 10004, serves as the trust's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund, and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.


   PFPC Global Fund Services, located at P.O. Box 9699 Providence, R.I. 02940-9699 serves as certain fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the sub-transfer agency agreement, PFPC Global maintains the shareholder account records for a fund, handles certain communications between shareholders and a fund, and distributes dividends and distributions payable by a fund. For these services, PFPC Global receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.



   Primerica Shareholder Services, located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, Georgia 30099-0062, serves as the sub-transfer agent for PFS Accounts of Smith Barney Exchange Reserve Fund and Smith Barney Diversified Strategic Income Fund.


                                 VOTING RIGHTS


   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued except upon specific request made by a shareholder to a transfer agent. Transfer agent maintains a record of each shareholder's ownership of trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of trustees and the selection of independent public accountants.



   Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or a trustee. The trust agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.


   The trustees themselves have the power to alter the number and the terms of office of the trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the trustees have been elected by the shareholders of the fund. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the fund may elect all of the trustees irrespective of the votes of other shareholders. Class A, Class B, Class O, Class L and Class Y shares of a fund, if any, represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a fund would be voted upon only by shareholders of the fund involved. Additionally, approval of each fund's Investment advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds.

   As of November 2, 2002, the following shareholders beneficially owned and as record holder, 5% or more of a class of shares of a fund:


  Balanced Fund--Class O

   ABC Appliance Utica Inc.
   EMP Profit Sharing Plan
   DTD 12/1/75
   D.Todd, D. Dion, M. Celusnak, TTEES
   48825 Van Dyke
   Utica, MI 48317

   Owned 21,575.534 (7.57%) shares*


   Warren R. Hamill
   670 Dornoch Drive
   Ann Harbor, MI 48103-9044

   Owned 20,040.162 (7.03%) shares


  Convertible Fund--Class O

   John J. Madden and Deborah A. Madden JTWROS
   4107 Golden Grove Road
   Greenwood, IN 46143

   owned 4,196.381 (29.44%) shares




   Keith M. Lehrer
   SSB IRA Custodian
   20801 Nordhoff Street
   Chatsworth, CA 91311

   owned 2,056.486 (14.43%) shares


   Joseph H. Siemer
   SSB IRA Custodian
   8752 Carousel Park Circle B105
   Cincinnati, OH 45251

   owned 1,557.397 (10.93%) shares




   Prudential Securities Inc. FBO
   Nancy E. Kittle
   IRA DTD 2/28/01
   918 Shabona Lane
   Wilmette, IL 60091

   owned 1,231.527 (8.64%) shares


   Joseph O. Bouchard
   SSB IRA Rollover Custodian
   11 Calle Del Norte
   Rancho Santa Margarita, CA 92688

   owned 1,180.315 (8.28%) shares

   George D. Pality Jr. and
   Cynthia D. Pality JTWROS
   9207 Landsdowne Drive
   Houston, TX 77096

   Owned 1,177.332 (8.26%) shares


   William S.Silva
   SSB IRA Rollover Custodian
   3656 Newgate Lane
   Indianapolis, IN 46235-2380

   Owned 1,150.689 (8.07%) shares



  Covertible Fund--Class O



   Jacquelyn G. Shay


   SSB IRA Rollover Custodian


   390 Diamond


   Laguna Beach, CA 92651-3612


   Owned 730.425 (5.124%)


  Convertible Fund--Class Y

   Smith Barney Allocation Series, Inc.
   Balanced Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 2,840,135.935 (49.65%) shares*


   Smith Barney Allocation Series, Inc.
   Select Balanced Portfolio



   State Street Bank


   Attn: James Casey


   61 Broadway




   New York, NY 10006-2701


   owned 1,976,469.064 (34.55%) shares*


   Smith Barney Allocation Series, Inc.
   Conservative Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 736,219.350 (12.07%) shares*

  Diversified Strategic Income Fund Class Y

   Smith Barney Allocation Series, Inc.
   Balanced Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701

   Balanced Portfolio

   owned 8,770,140.165 (44.14%) shares*


   Smith Barney Allocation Series, Inc.
   Select Balanced Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 5,601,206.484 (28.19%) shares*


   Smith Barney Allocation Series, Inc.
   Conservative Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 3,365,297.230 (16.94%) shares*


   Smith Barney Allocation Series, Inc.
   Income Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,438,385.347 (7.24%) shares*


  Diversified Strategic Income Fund Class Z

   State Street Bank & Trust,
   FBO Citigroup 401(k) Plan
   105 Rosemont Avenue
   Westwood, MA 02090

   owned 4,295,194.328 (99.99%) shares*


  High Income Fund--Class Y

   Smith Barney Allocation Series, Inc.
   Growth Portfolio

   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 9,625,211.364 (38.83%) shares*

   Smith Barney Allocation Series, Inc.
   High Growth Portfolio



   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 4,457,307.247 (17.98%) shares*



   Byrd Co.


   First Union Nat'l Bank NDTA


   Taxable Acct--Attn: Diane Pileggi


   Mutal Funds DVD Proc. #PA4905


   530 Walnut Street


   Philadelphia, PA 19106-3619


   owned 3,086,152.328 (12.45%)


   Smith Barney Allocation Series, Inc.
   Select Growth Portfolio



   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 2,307,872.351 (9.31%) shares*



   Byrd Co.


   First Union Nat'l Bank NDTA


   Taxable Acct--Attn: Diane Pileggi


   Mutual Funds DVD Proc. #PA4905


   530 Walnut Street


   Philadelphia, PA 19106-3619


   owned 1,633, 402.563 (6.59%)


   Smith Barney Allocation Series, Inc.
   Conservative Portfolio



   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,566,446.982 (6.32%) shares*


   Smith Barney Allocation Series, Inc.
   Income Portfolio



   State Street Bank


   Attn: James Casey


   61 Broadway


   New York, NY 10006-2701


   owned 1,431,530.981 (5.77%) shares*


  Exchange Reserve Fund--Class B

   PFPC Brokerage Service
   FBO Primerica Financial Services
   211 South Gulph Road
   King of Prussia, PA 19406

   owned 16,419,053.917 (10.00%) shares*



--------
* The Fund believes that these entities are not the beneficial owners of shares held of record by them.

                             FINANCIAL STATEMENTS


   The funds' Annual Reports for the fiscal year ended July 31, 2002 are incorporated herein by reference in their entirety. The annual reports were filed on October 4, 2002, Accession Number 0000950130-02-006903.


                               OTHER INFORMATION




   Smith Barney Mutual Funds offer more than 60 mutual Funds. We understand that many investors prefer an active role in allocating the mix of Funds in their portfolio, while others want the asset allocation decisions to be made by experienced Managers.



   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.



   Classic Series--portfolio manager driven funds


   The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.





   Premier Selections Series--the best ideas, concentrated funds


   A series of Premier Selections funds managed by several of the most experienced and proven managers in the Smith Barney Mutual Fund family is offered. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.


   Research Series--driven by exhaustive fundamental securities analysis

   Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.



   Style Pure Series--a solution to funds that stray


   The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX

Description of Ratings

   Description of S&P Corporate Bond Ratings

                                      AAA

   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                      AA

   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       A

   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                      BBB

   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                 BB, B and CCC

   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

                                      AAA

   Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

   General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

                                      AA

   High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

                                       A

   Good Grade--Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

   General Obligation Bonds--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                      BBB

   Medium Grade--Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   General Obligation Bonds--Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

   Revenue Bonds--Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                               BB, B, CCC and CC

   Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C

   The rating C is reserved for income bonds on which no interest is being paid.

                                       D

   Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

                                      Aaa

   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                       A

   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      Baa

   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      Ba

   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

                                       B

   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      Caa

   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      Ca

   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                       C

   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

   Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                           SMITH BARNEY INCOME FUNDS


                                                           Statement of
                                                           Additional
                                                           Information


                                                           November 28, 2002



                                                     Convertible Fund

                                                     Diversified Strategic
                                                     Income Fund

                                                     Exchange Reserve Fund

                                                     High Income Fund

                                                     Municipal High Income Fund

                                                     Total Return Bond Fund

                                                     Balanced Fund

Smith Barney Income Funds
125 Broad Street
New York, New York 10004

                                                            SalomonSmithBarney
                                                   ---------------------------
                                                   A member of citigroup[LOGO]

Part A-Prospectus

Part B-Statement of Additional Information

PART C-Other Information

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on March 13, 1985 (File Nos. 2-96408 and 811-4254).

(a)(1) Registrant's First Amended and Restated Master Trust Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No. 36.

(2) Amendment to Registrant's Master Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(b) Registrant's By-Laws are incorporated by reference to the Registration Statement.

(c)(1) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund) are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.

(2) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares of beneficial interest of Smith Barney Total Return Bond Fund to be filed by amendment.

(d)(1) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income
Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Investment Advisory Agreement between Registrant and Smith Barney Strategy Advisers Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(3) Form of Investment Management Agreement between Registrant and Mutual Management Corp. with respect to Smith Barney Total Return Bond Fund to be filed by Amendment.

(4)      Sub-Investment Advisory Agreement among the Registrant,

Smith Barney Strategy Advisers, Inc. and Boston Partners Asset Management, L.P. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(5) Sub-Investment Advisory Agreement between the Registrant and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment No. 40.

(6) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

(7) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 54.

(8) Sub-Investment Advisory Agreement between the Registrant and Salomon Brothers Asset Management Inc. with respect to Smith Barney Convertible Fund is incorporated by reference to the Post-Effective Amendment No. 56.

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 40.

(2) Distribution Agreement between the Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

(3) Distribution Agreement between the Registrant and CFBDS, Inc. dated October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 52.

(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54.

(5) Form of Distribution Agreement between Registrant and Salomon Smith Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(6) Form of Distribution Agreement between Registrant and PFS Distributors Inc. is incorporated by Reference to Post-Effective Amendment No. 58.

(f)  Not Applicable.

(g)(1) Custodian Agreement between the Registrant and PNC Bank, National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(2) A form of Custodian Agreement between the Registrant and Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.


(3) Custodian Agreement with State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 61.


(h)(1) Administration Agreement between the Registrant and MMC is incorporated by reference to Post-Effective Amendment No. 40.

(2) Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc., (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by Reference to Post-Effective Amendment No. 58.

(4) Sub-Transfer Agency Agreement between Registrant and PFPC Global Fund Services is incorporated by Reference to Post-Effective Amendment No. 58.

(5) Sub-Transfer Agency Agreement between Registrant and PFS Shareholder is incorporated by Reference to Post-Effective Amendment No. 59.

(i)   Not applicable.

(j)(1) Consents of Independent Auditors is filed herein


(2) Power of Attorney dated October 9, 2002 is filed herein.

(k)   Not applicable.

(l)   Not applicable.

(m)(1) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(2) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 52.

(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 58.

(n)   Financial Data Schedule is not applicable.

(o) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52.

(p) Code of Ethics is incorporated by reference to Post-Effective Amendment No. 57.

Item 24.  Persons Controlled by or Under Common Control with Registrant

None.

Item 25.  Indemnification

The response to this item is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement.

Item 26. Business and Other Connections of Investment Adviser


Investment Adviser -Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBMF together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).


Item 27.  Principal Underwriters


(a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

Salomon Smith Barney Inc. is also the distributor for the following funds:
Salomon Brothers New York Tax Free Income Fund, Salomon Brothers National Tax Free Income Fund, Salomon Brothers California Tax Free Income Fund, Salomon Brothers Mid Cap Fund, Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney International Large Cap Fund, Smith Barney Capital Preservation Fund, Smith Barney Capital Preservation Fund II, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Real Estate Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director and officer of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and

Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c)    Not applicable.


Item 28.  Location of Accounts and Records

(1)   Salomon Smith Barney Inc.
      388 Greenwich Street
      New York, New York 10013

(2)   Smith Barney Income Funds
      125 Broad Street
      New York, New York 10004

(3)   Smith Barney Fund Management LLC
      399 Park Avenue
      New York, New York 10022

(4)   State Street Bank & Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

(5)   Citicorp Trust Bank, fsb.
      125 Broad Street
      New York, New York 10004

(6)   PFPC Global Fund Services
      P.O. Box 9699
      Providence, Rhode Island 02940-9699

(7)   PFS Shareholder Services Inc.
      3100 Breckinridge Boulevard
      Building 200
      Duluth, Georgia 30099-0062


Item 29.  Management Services

Not Applicable.

Item 30.  Undertakings

None

SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act) and has duly caused this Amendment to the Registration

Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 22nd day of November 2002.


         SMITH BARNEY INCOME FUNDS

         By:/s/ R. Jay Gerken
         R. Jay Gerken, Chairman of
         the Board, President and
         Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                           Date


/s/R. Jay Gerken             Chairman of the Board,           November 22, 2002
R. Jay Gerken                President and Chief
                             Executive Officer

/s/Richard L. Peteka         Chief Financial Officer          November 22, 2002
Richard L. Peteka            and Treasurer

/s/Lee Abraham*              Trustee                          November 22, 2002
Lee Abraham

/s/ Allan J. Bloostein*      Trustee                          November 22, 2002
Allan J. Bloostein

/s/ Richard E. Hanson*       Trustee                          November 22, 2002
Richard E. Hanson

/s/ Jane F. Dasher*          Trustee                          November 22, 2002
Jane F. Dasher

/s/ Donald R. Foley*         Trustee                          November 22, 2002
Donald R. Foley

/s/ Paul Hardin*             Trustee                          November 22, 2002
Paul Hardin

/s/ Roderick Rasmussen*      Trustee                          November 22, 2002
Roderick Rasmussen

/s/ John P. Toolan*          Trustee                          November 22, 2002
John P. Toolan

* Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated October 9, 2002.


/s/R. Jay Gerken
--------------------
R. Jay Gerken


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        EXHIBITS

        Exhibit No.    Description of Exhibits

        (j)(1)   Consents of independent auditors

        (j)(2)   Power of Attorney

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